1933 Act Registration No. 333-152021

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-14

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

[ X ] Pre-Effective    [ ] Post-Effective

Amendment No. 1       Amendment No.

EVERGREEN FIXED INCOME TRUST

(Evergreen High Income Fund)

(Exact Name of Registrant as Specified in Charter)

Area Code and Telephone Number: (617) 210-3200

200 Berkeley Street

Boston, Massachusetts 02116

-----------------------------------

(Address of Principal Executive Offices)

Michael H. Koonce, Esq.

200 Berkeley Street

Boston, Massachusetts 02116

-----------------------------------------

(Name and Address of Agent for Service)

Copies of All Correspondence to:

Timothy W. Diggins, Esq.

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110

Approximate Date of Proposed Public Offering: As soon as possible after the effective date of this Registration Statement.

            Title of Securities Being Registered: Classes A and I shares of Evergreen High Income Fund, a series of the Registrant.

              It is proposed that this filing become effective on July 30, 2008.

              An indefinite amount of the Registrant's securities has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is being paid at this time.

EVERGREEN FIXED INCOME TRUST

PART A

PROSPECTUS/PROXY STATEMENT

[Evergreen Logo]

DRAFT

EVERGREEN SELECT HIGH YIELD BOND FUND

200 Berkeley Street

Boston, MA 02116-5034

July 31, 2008

Dear Shareholder,

You are invited to vote on a proposal to merge Evergreen Select High Yield Bond Fund (“Select High Yield Bond Fund”) into Evergreen High Income Fund (“High Income Fund”) (formerly, Evergreen High Yield Bond Fund), another mutual fund within the Evergreen family of funds (the “Merger”).  The Board of Trustees of Evergreen Select Fixed Income Trust has unanimously approved the Merger and recommends that you vote FOR this proposal.

If approved by shareholders, this is how the Merger will work:

Select High Yield Bond Fund will transfer all of its assets and all of its liabilities to High Income Fund.

High Income Fund will issue new shares that will be distributed to you in an amount equal to the value of your Select High Yield Bond Fund shares. You will receive the same class of shares of High Income Fund that you currently hold of Select High Yield Bond Fund.  Although the number of shares you hold may change, the total value of your investment will not change as a result of the Merger.

You will not incur any sales charges or similar transaction charges as a result of the Merger.

It is expected that the Merger will be a non-taxable event for shareholders for federal income tax purposes.

                Details about High Income Fund’s investment goals, portfolio management team, past performance, principal risks, fees, and expenses, along with additional information about the proposed Merger, are contained in the attached prospectus/proxy statement.  Please read it carefully.

A special meeting of Select High Yield Bond Fund’s shareholders will be held on September 12, 2008.  Although you are welcome to attend the meeting in person, you do not need to do so in order to vote your shares.  If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the postage-paid envelope provided.  You may also vote by telephone or the internetby following the voting instructions as outlined at the end of this prospectus/proxy statement.

If Select High Yield Bond Fund does not receive your vote after several weeks, you may receive a telephone call from [The Altman Group]requesting your vote.  [The Altman Group]has been retained to act as our proxy solicitor and will receive approximately $[____] as compensation for seeking shareholder votes and answering shareholder questions.  That cost and any other expenses of the Merger will be paid by Evergreen Investment Management Company, LLC, the investment advisor for Select High Yield Bond Fund and High Income Fund, or one of its affiliates.  If you have any questions about the Merger or the proxy card, please call [The Altman Group at (800) ___-___ (toll-free)].

Remember, your vote is important to us, no matter how many shares you own.  Please take this opportunity to vote.  Thank you for taking this matter seriously and participating in this important process.

Sincerely,

/s/ Dennis H. Ferro

Dennis H. Ferro

President and Chief Executive Officer

Evergreen Investment Management Company, LLC

EVERGREEN SELECT HIGH YIELD BOND FUND

200 Berkeley Street

Boston, Massachusetts 02116-5034

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 12, 2008

                  A Special Meeting (the “Meeting”) of Shareholders of Evergreen Select High Yield Bond Fund (“Select High Yield Bond Fund”), a series of Evergreen Select Fixed Income Trust, will be held at the offices of Evergreen Investments, 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116-5034 on September 12, 2008, at 10:30 a.m., Eastern time, for the following purposes:

To consider and act upon the Agreement and Plan of Reorganization (the “Plan”) dated as of June 27, 2008, providing for the acquisition of all of the assets of Select High Yield Bond Fund by Evergreen High Income Fund (“High Income Fund”) (formerly, Evergreen High Yield Bond Fund), a series of Evergreen Fixed Income Trust, in exchange for shares of High Income Fund and the assumption by High Income Fund of all of the liabilities of Select High Yield Bond Fund.  The Plan also provides for distribution of those shares of High Income Fund to shareholders of Select High Yield Bond Fund in liquidation and subsequent termination of Select High Yield Bond Fund.  A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of Select High Yield Bond Fund.

To transact any other business which may properly come before the Meeting or any adjournment(s) thereof.

Any adjournment(s) of the Meeting will be held at the above address. The Board of Trustees of Evergreen Select Fixed Income Trust has fixed the close of business on June 30, 2008 as the record date (the “Record Date”) for the Meeting.  Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.

            IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY.  SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO SIGN WITHOUT DELAY AND RETURN THEIR ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR TO VOTE USING ONE OF THE OTHER METHODS DESCRIBED AT THE END OF THE PROSPECTUS/PROXY STATEMENT SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.  YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY CARD WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

By order of the Board of Trustees of Evergreen Select Fixed Income Trust,

Michael H. Koonce

Secretary

July 31, 2008

PROSPECTUS/PROXY STATEMENT DATED JULY 31, 2008

INFORMATION RELATING TO THE PROPOSED MERGER

of

EVERGREEN SELECT HIGH YIELD BOND FUND

a series of Evergreen Select Fixed Income Trust

into

EVERGREEN HIGH INCOME FUND

(formerly, Evergreen High Yield Bond Fund),

a series of Evergreen Fixed Income Trust

            This prospectus/proxy statement contains information you should know before voting on the proposed merger (the “Merger”) of Evergreen Select High Yield Bond Fund (“Select High Yield Bond Fund”) into Evergreen High Income Fund (“High Income Fund,” and together with Select High Yield Bond Fund, the “Funds”), each of which is a series of a registered open-end management investment company. If approved, the Merger will result in your receiving shares of High Income Fund in exchange for your shares of Select High Yield Bond Fund.

Please read this prospectus/proxy statement carefully and retain it for future reference.  The following documents contain additional information concerning each Fund and/or the Merger and have been filed with the Securities and Exchange Commission (“SEC”).

MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE

See:	How to get these documents:

Prospectus for Classes A, B, C, and I shares, as applicable, of the Funds, dated September 1, 2007, as supplemented, which accompanies this prospectus/proxy statement.

Prospectus for Class IS shares of Select High Yield Bond Fund, dated September 1, 2007, as supplemented.

Statement of additional information for the Funds, dated September 1, 2007, as supplemented.

Annual reports for Select High Yield Bond Fund, dated April 30, 2008 (SEC accession no. 00001133228-08-000452) and for High Income Fund, dated April 30, 2008 (SEC accession no. 00001133228-08-000445).

Statement of additional information, dated July 31, 2008, which relates to this prospectus/proxy statement and the Merger (“Merger SAI”).

All of these documents are available to you free of charge if you:

Call 800.343.2898, or

Write the Funds at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Shareholders may also obtain many of these documents by accessing the Internet site for the Funds at

Evergreeninvestments.com

Shareholders can also obtain any of these documents from the SEC in the following ways:

View online and download text-only versions of the Funds’ documents from the EDGAR database on the SEC’s Internet site at sec.gov.

Review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2521.

Obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above.  Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

To ask questions about this prospectus/proxy statement:

Call [1.800.821.8781], or

Write to the Funds at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Select High Yield Bond Fund’s SEC file numbers are 811-08365 and 333-36019.

High Income Fund’s SEC file numbers are 811-08415 and 333-37433.

Information relating to each Fund contained in its prospectus and the Merger SAI is incorporated by reference into this prospectus/proxy statement.  This means that such information is legally considered to be part of this prospectus/proxy statement.

            The SEC has not approved or disapproved these securities or determined if this prospectus/proxy statement is truthful or complete.  Any representation to the contrary is a criminal offense.

THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OF A BANK, AND ARE NOT INSURED, ENDORSED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY AND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF YOUR ORIGINAL INVESTMENT.

The address of both Funds is 200 Berkeley Street, Boston, Massachusetts 02116-5034 (Telephone: 800.343.2898).

TABLE OF CONTENTS

SUMMARY OF THE MERGER........................................................................................................................................ 3

What are the key features of the Merger?.............................................................................................................. [xx]

After the Merger, what class of shares of High Income Fund will I own?........................................................ [xx]

Does the Board of Trustees recommend that I vote in favor of approving the Plan?..................................... [xx]

How do the Funds’ investment goals, principal investment strategies, and risks compare?......................... [xx]

How do the Funds’ performance records compare?............................................................................................. [xx]

How do the Funds’ sales charges and expenses compare?  Will I be able to buy, sell and exchange shares the same way?................................................................................................................................................ [xx]

Who will be the Investment Advisor, Investment Sub-Advisor and Portfolio Manager of my Fund

after the Merger? What will the advisory fee and sub-advisory fee be after the Merger?............................. [xx]

Are there any legal proceedings pending against the Evergreen funds and/or EIMC?.................................. [xx]

What will be the primary federal income tax consequences of the Merger?..................................................... [xx]

RISKS................................................................................................................................................................................... [xx]

What are the principal risks of investing in each Fund?...................................................................................... [xx]

What are some of the other risks associated with each Fund?........................................................................... [xx]

MERGER INFORMATION................................................................................................................................................ [xx]

Reasons for the Merger............................................................................................................................................. [xx]

Agreement and Plan of Reorganization................................................................................................................... [xx]

Federal Income Tax Consequences......................................................................................................................... [xx]

Pro Forma Capitalization............................................................................................................................................ [xx]

Distribution of Shares................................................................................................................................................ [xx]

Calculating the Share Price........................................................................................................................................ [xx]

Valuing a Fund's Investments.................................................................................................................................. [xx]

Small Account Fee...................................................................................................................................................... [xx]

Purchase and Redemption Procedures.................................................................................................................... [xx]

Short-Term Trading Policy........................................................................................................................................ [xx]

Exchange Privileges.................................................................................................................................................... [xx]

Dividend Policy........................................................................................................................................................... [xx]

INFORMATION ON SHAREHOLDERS’ RIGHTS........................................................................................................ [xx]

Form of Organization.................................................................................................................................................. [xx]

Capitalization............................................................................................................................................................... [xx]

Shareholder Liability.................................................................................................................................................. [xx]

Shareholder Meetings and Voting Rights.............................................................................................................. [xx]

Liquidation................................................................................................................................................................... [xx]

Liability and Indemnification of Trustees............................................................................................................... [xx]

VOTING INFORMATION CONCERNING THE MEETING......................................................................................... [xx]

Shareholder Information............................................................................................................................................ [xx]

FINANCIAL STATEMENTS............................................................................................................................................ [xx]

LEGAL MATTERS............................................................................................................................................................. [xx]

ADDITIONAL INFORMATION...................................................................................................................................... [xx]

OTHER BUSINESS............................................................................................................................................................. [xx]

INSTRUCTIONS FOR EXECUTING PROXY CARD..................................................................................................... [xx]

OTHER WAYS TO VOTE YOUR PROXY...................................................................................................................... [xx]

EXHIBIT A (AGREEMENT AND PLAN OF REORGANIZATION)........................................................................... A-1

SUMMARY OF THE MERGER

This section summarizes the primary features and consequences of the Merger.  This summary is qualified in its entirety by reference to the information contained elsewhere in this prospectus/proxy statement, the Merger SAI, in each Fund’s prospectus, the financial statements contained in the annual reports, and in each Fund’s statement of additional information, and in the Agreement and Plan of Reorganization (the “Plan”).

What are the key features of the Merger?

The Plan sets forth the key features of the Merger and generally provides for the following:

the transfer of all of the assets of Select High Yield Bond Fund to High Income Fund in exchange for shares of High Income Fund;

the assumption by High Income Fund of all of the liabilities of Select High Yield Bond Fund;

the liquidation of Select High Yield Bond Fund by distributing the shares of High Income Fund to Select High Yield Bond Fund’s shareholders in exchange for their shares in Select High Yield Bond Fund; and

the assumption of the costs of the Merger by Evergreen Investment Management Company, LLC or one of its affiliates.

                The Merger is scheduled to take place on or about September 22, 2008.  For a more complete description of the Merger, see the Plan, attached as Exhibit A to this prospectus/proxy statement.

                In connection with the Merger, a portion of the securities held by Select High Yield Bond Fund may be disposed of both before and after the Merger.  This could result in additional portfolio transaction costs to both Funds and increased taxable distributions to shareholders of both Funds.

  After the Merger, what class of shares of High Income Fund will I own?

If you own this class of shares of Select High Yield Bond Fund:	You will get this class of shares of High Income Fund:
Class I	Class I
Class IS	Class A

            The High Income Fund shares you receive as a result of the Merger will have the same total value as the total value of your Select High Yield Bond Fund shares as of the close of business on the day immediately prior to the Merger.

  Does the Board of Trustees recommend that I vote in favor of approving the Plan?

Yes. The Boards of Trustees (the “Trustees”) of Evergreen Select Fixed Income Trust (a “Trust”) and Evergreen Fixed Income Trust (also a “Trust,” and together with Evergreen Select Fixed Income Trust, the “Trusts”), including all of the Trustees who are not “interested persons” of the Funds (the “Independent Trustees”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), have unanimously concluded that the Merger would be in the best interests of each Fund, and that existing shareholders’ interests will not be diluted as a result of the Merger.  The Trustees of the Trusts  have also unanimously approved the Plan on behalf of each Fund.  The members of the Board of Trustees for each of the Trusts are the same.

  How do the Funds’ investment goals, principal investment strategies, and risks compare?

The following section provides a comparison between the Funds with respect to their investment goals, principal investment strategies and risks as set forth in each Fund’s prospectus and statement of additional information. The information below is only a summary; for more detailed information, please see each Fund’s prospectus and statement of additional information.

As you will see below, the investment policies of the two Funds are similar, except to the extent that:

Select High Yield Bond Fund seeks a high level of total return whereas High Income Fund seeks high income; and

High Income Fund may invest a higher percentage of its assets in foreign securities than may Select High Yield Bond Fund.

	Select High Yield Bond Fund	High Income Fund
INVESTMENT GOAL	The Fund seeks a high level of total return.	The investment objective of the Fund is high income.
PRINCIPAL INVESTMENT STRATEGIES AND OTHER INFORMATION

The Fund normally invests at least 80% of its assets in below investment grade quality U.S. dollar-denominated bonds, debentures, loans and other income-producing obligations (sometimes referred to as “junk bonds”), and intends to emphasize securities rated B or higher by Standard & Poor’s Rating Services or Fitch IBCA, Inc. or B3 or higher by Moody’s Investors Services, Inc., although the Fund may invest in securities with any rating or unrated securities. Security ratings are determined at the time of investment and are based on ratings received from nationally recognized statistical ratings organizations or, if  not rated, determined to be of comparable quality by the Fund's portfolio manager. If a security is rated by more than one nationally recognized statistical ratings organization, the lowest rating is used. The Fund may retain any security whose rating has been upgraded after purchase if the Fund's portfolio managers consider the retention advisable.

The Fund normally invests at least 65% of its assets in below investment grade quality bonds, debentures, loans, and other income-producing obligations (sometimes referred to as “junk bonds”), but may purchase securities of any quality, including unrated securities. Security ratings are determined at the time of investment and are based on ratings received from nationally recognized statistical ratings organizations or, if  not rated, determined to be of comparable quality by the Fund's portfolio manager. If a security is rated by more than one nationally recognized statistical ratings organization, the lowest rating is used. The Fund may retain any security whose rating has been upgraded after purchase if the Fund's portfolio managers consider the retention advisable.

The remaining 20% of the Fund’s assets may be represented by cash or invested in cash equivalents, shares of registered investment companies, investment grade bonds, debentures, loans or other income producing securities.

The Fund may invest up to 35% of its total assets in bonds and loans rated investment grade (or unrated securities determined by the portfolio manager to be of comparable quality).
	The Fund may invest up to 15% of its assets in foreign securities, including Yankee bonds, which are U.S. dollar-denominated bonds issued by foreign banks and corporations.	The Fund may invest up to 50% of its assets in foreign securities.

The Fund seeks to purchase securities that offer the possibility of capital growth in addition to income. The portfolio manager considers the creditworthiness of the company, the quality of management and what he believes are the prospects for the company’s cash flow when considering the purchase of securities. The Fund currently expects to maintain a dollar-weighted average maturity of five to ten years.

The high income sought by the Fund is ordinarily associated with below investment grade bonds and similar securities in the lower rating categories of a nationally recognized statistical ratings organization or with securities that are unrated. While growth of capital is not an investment goal, the Fund may purchase securities that offer the possibility of capital growth in addition to income, provided the acquisition of such securities does not conflict with the Fund’s investment goal of high income.  When selecting securities, the portfolio manager considers research on the bond market, economic analysis and interest rate forecasts. The portfolio manager's analysis of securities focuses on factors such as interest or dividend coverage, asset values, earning prospects and the quality of management of the company.

The Fund may, but will not necessarily, use a variety of derivative instruments, such as futures contracts, options and swaps, including, for example, index futures, Treasury futures, Eurodollar futures, interest rate swap agreements, credit default swaps, and total return swaps. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or basket of assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. Derivatives are financial contracts whose values depend on, or are derived from, the value of one or more underlying assets, reference rates or indexes. The various derivative instruments that the Fund may use may change from time to time as new derivative products become available to the Fund. For purposes of determining compliance by the Fund with its investment policies and limitations (including any required investment by the Fund in a particular type of security), the Fund may consider an investment in a derivative instrument to constitute an investment in a security if, in the judgment of the portfolio managers, the derivative instrument provides investment exposure comparable to that of the security. For example, the Fund may consider a futures contract or swap transaction to constitute a particular fixed-income security for these purposes.

The Fund may, but will not necessarily, use a variety of derivative instruments, such as futures contracts, options and swaps, including, for example, index futures, Treasury futures, Eurodollar futures, interest rate swap agreements, credit default swaps, and total return swaps. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or basket of assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. Derivatives are financial contracts whose values depend on, or are derived from, the value of one or more underlying assets, reference rates or indexes. The various derivative instruments that the Fund may use may change from time to time as new derivative products become available to the Fund. For purposes of determining compliance by the Fund with its investment policies and limitations (including any required investment by the Fund in a particular type of security), the Fund may consider an investment in a derivative instrument to constitute an investment in a security if, in the judgment of the portfolio managers, the derivative instrument provides investment exposure comparable to that of the security. For example, the Fund may consider a futures contract or swap transaction to constitute a particular fixed-income security for these purposes.

	The Fund may invest in loans, both at origination as a co-lender or by acquiring in the secondary market participations in, or assignments or novations of, a loan.	The Fund may invest in loans, both at origination as a co-lender or by acquiring in the secondary market participations in, or assignments or novations of, a loan.

Each Fund typically relies on a combination of the following strategies with respect to determining when to sell a portfolio investment: i) when the portfolio manager believes the issuer’s investment fundamentals are beginning to deteriorate; ii) to take advantage of other yield opportunities; iii) when the investment no longer appears to meet the Fund’s investment goal; iv) when the Fund must meet redemptions; or v) for other investment reasons which the portfolio manager deems appropriate.

The following table compares the principal risks associated with an investment in the Funds.

Principal Risk	Summary Explanation	Select High Yield Bond Fund	High Income Fund
Interest Rate Risk

When interest rates go up, the value of debt securities and other income-producing securities (e.g., preferred and common stock) tends to fall. If interest rates go down, interest earned by a Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays.

		X	X
Credit Risk

The value of your investment may decline if an issuer fails to pay an obligation on a timely basis.  If an issuer defaults, or if the credit quality of an investment deteriorates or is perceived to deteriorate, the value of the investment could decline.

		X	X
Below Investment Grade Bond Risk

Below investment grade bonds (commonly referred to as “high yield” or “junk” bonds) may be more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields.

		X	X
Foreign Investment Risk

Because foreign securities are normally denominated and traded in foreign currencies, the value of a Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

		X	X
Derivatives Risk	The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments.	X	X
Loan Risk

Loans in which a Fund invests may be made to finance highly leveraged corporate acquisitions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, a Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

		X	X

For a description of each Fund’s risks and a more detailed comparison of these risks, see the section entitled “Risks.”.

Each Fund has other investment policies, practices and restrictions which, together with their related risks, are also set forth in each Fund’s prospectus and statement of additional information.

  How do the Funds’ performance records compare?

The following tables show how each Fund has performed in the past.  Past performance (before and after taxes) is not an indication of future results.

Year-by-Year Total Return (%)

                The tables below show the percentage gain or loss for Class I shares of Select High Yield Bond Fund and High Income Fund in each of the last ten calendar years or since the class’s inception. For Select High Yield Bond Fund, the class shown is the oldest class or one of the oldest classes. The tables should give you a general idea of the risks of investing in the Funds by showing how each Fund’s return has varied from year-to-year.  The tables include the effects of Fund expenses and reinvestment of all dividends and distributions.  Class I shares are not subject to any sales charges.

Select High Yield Bond Fund

Year-by-Year Total Return for Class I Shares (%)
	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
20%
15%
10%						14.24
5%				9.22	6.14		7.99		7.31
0			0.83					1.24		2.63
-5%
-10%

Best Quarter:      4th Quarter 2001 5.87%

Worst Quarter:   1st  Quarter 2005 -2.54%

Year-to-date total return as of 6/30/2008 is [     ]%

High Income Fund

Year-by-Year Total Return for Class I Shares (%)
	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
20%						20.94
15%
10%
5%		7.65		6.25	5.35		8.97		9.38
0								1.18		3.12
-5%	-1.82
-10%			-6.50

Best Quarter:      2nd Quarter 2003 +6.64%

Worst Quarter:   3rd Quarter 1998 -8.70%

Year-to-date total return as of 6/30/2008 is [    ]%

                The following tables show each Fund’s average annual total returns by class over the past one-, five-, and ten-year periods and since inception, including applicable sales charges, if any.  The tables are provided as of December 31, 2007.  The after-tax returns shown are for each Fund's oldest share class or one of the oldest share classes.  After-tax returns for other classes will vary.  These tables are intended to provide you with some indication of the risks of investing in each Fund by comparing each Fund’s performance with that of the Merrill Lynch High Yield Master Index (MLHYMI) and also Select High Yield Bond Fund’s performance with that of the Merrill Lynch High Yield, Cash Pay, BB-B Index (MLHYCPBB-B).  The MLHYMI is an unmanaged market index that provides a broad-based performance measure of the non-investment grade U.S. domestic bond index. The MLHYCPBB-B is an unmanaged index comprised of the value-weighted measure BB and B rated bonds. Performance information for an index does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return (for the period ended 12/31/2007)

Select High Yield Bond Fund						High Income Fund (1)
	Inception Date of Class	1 year	5 year	10 year	Performance Since 11/30/1999		Inception Date of Class	1 year	5 year	10 Year	Performance Since 9/11/1935
Class I	11/30/1999	2.63%	6.58%	N/A	6.10%	Class A	1/20/1998	-2.12%	7.12%	4.46%	7.93%
Class I	11/30/1999	0.37%	4.13%	N/A	3.27%	Class B	9/11/1935	-2.69%	7.13%	4.21%	7.90%
(after taxes on distributions)(2)						Class B	9/11/1935	-4.93%	4.63%	1.39%	N/A
Class I	11/30/1999	1.70%	4.20%	N/A	3.46%	(after taxes on distributions)(2)
(after taxes on distributions and sale of Fund shares)(2)						Class B	9/11/1935	-1.74%	4.65%	1.80%	N/A
Class IS	11/30/1999	2.37%	6.32%	N/A	5.83%	(after taxes on distributions and sale of Fund shares)(2)
MLHYMI(3)		2.17%	10.57%	N/A	13.23%	Class C	1/21/1998	1.14%	7.43%	4.21%	7.90%
MLHYCPBB-B(3)		2.69%	9.67%	N/A	13.23%	Class I	4/14/1998	3.12%	8.51%	5.22%	8.04%
						MLHYMI(3)		2.17%	10.57%	5.80%	N/A

(1) Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher.

        (2)  The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur.  Actual after-tax returns will depend on your individual tax situation and may differ from those shown.  The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

        (3)  Copyright 2008.  Merrill Lynch, Pierce, Fenner & Smith Incorporated.  All rights reserved.

The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

  How do the Funds’ sales charges and expenses compare?  Will I be able to buy, sell and exchange shares the same way?

Select High Yield Bond Fund offers two classes of shares -- Classes I and IS, both of which are involved in the Merger. High Income Fund offers four classes of shares – Classes A, B, C and I.  Only Classes A and I of High Income Fund are involved in the Merger. If the Merger is completed, you will receive Class I shares of High Income Fund in exchange for Class I shares of Select High Yield Bond Fund and Class A shares of High Income Fund in exchange for Class IS shares of Select High Yield Bond Fund. Class A shares of High Income Fund are subject to a sales charge at the time of purchase and Class IS shares of Select High Yield Bond Fund are not.  If you own Class IS shares of Select High Yield Bond Fund, you will not incur a front-end sales charge on purchases you make of Class A shares of High Income Fund. Class I shares of both Funds are not subject to sales charges. You will not pay any front-end or contingent deferred sales charges (“CDSC”) in connection with the Merger.  The procedures for buying, selling and exchanging shares of the Funds are identical.  For more information, see the sections entitled “Purchase and Redemption Procedures” and “Exchange Privileges.”

The following tables allow you to compare the sales charges, if any, of the Funds.  The table entitled “High Income Fund Pro Forma” also shows you what the sales charges will be, assuming the Merger takes place.

      Shareholder Fees (fees paid directly from your investment)

Select High Yield Bond Fund
Shareholder Transaction Expenses	Class I	Class IS
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	None	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment whichever is lower)	None	None

High Income Fund
Shareholder Transaction Expenses	Class A	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	4.75%(1)	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment whichever is lower)	None(1)	None

High Income Fund Pro Forma
Shareholder Transaction Expenses	Class A	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	4.75%(1)	None
Maximum deferred sales charge (as a % of either the redemption amount or initial investment whichever is lower)	None(1)	None

(1)   Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% upon redemption within 18 months.

                        The following tables allow you to compare the expenses of the Funds.  The table entitled “High Income Fund Pro Forma (assuming the Merger had occurred)” shows an estimate of what High Income Fund’s expenses would have been for the twelve-month period ended April 30, 2008, assuming the Merger had taken place. Evergreen Investment Management Company, LLC or one of its affiliates will bear the expenses of the Merger.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Select High Yield Bond Fund (based on the fiscal year ended April 30, 2008)
	Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
Class I	0.50%	0.00%	0.26%	0.76%
Class IS	0.50%	0.25%	0.26%	1.01%

High Income Fund (based on the fiscal year ended April 30, 2008)
	Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
Class A	0.46%	0.25%(1)(2)	0.36%	1.07%(1)
Class I	0.46%	0.00%	0.36%	0.82%

High Income Fund

Pro Forma (assuming the Merger had occurred)

(based on what the estimated combined expenses of High Income Fund would have been for the 12 months ended April 30, 2008 assuming the proposed merger with Select High Yield Bond Fund had occurred at the beginning of that period)(3)

	Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses(4)
Class A	0.44%	0.25%(1)(2)	0.33%	1.02%(1)
Class I	0.44%	0.00%	0.33%	0.77%

(1)   Restated to reflect current fees.

(2)   Currently the Class A 12b-1 fee is limited to 0.25%. The Distribution Plan allows for a maximum 12b-1 fee of 0.75% for Class A shares. The Trustees may, without shareholder approval, increase the fees allowed up to the current maximum 12b-1 fees allowed under the Plan.

(3)   High Income Fund will be the accounting survivor following the merger with Select High Yield Bond Fund.

(4)   The Fund’s investment advisor has contractually agreed to waive the management fee and/or reimburse expenses for the period from September 19, 2008 (completion of the merger) through December 31, 2008 in order to limit Total Annual Fund Operating Expenses an additional 0.03% of the amounts shown above.

The examples below are intended to help you compare the cost of investing in Select High Yield Bond Fund versus High Income Fund, both before and after the Merger, and are for illustration only.  The examples below show the total fees and expenses you would pay on a $10,000 investment over the identified periods.  The examples assume a 5% average annual return, the imposition of the maximum sales charge (if any) currently applicable to each class of each Fund, any contractual fee waiver or expense reimbursements, the reinvestment of all dividends and distributions and that each Fund’s operating expenses are the same as described in the tables above.  Your actual costs may be higher or lower.

Example of Fund Expenses

Select High Yield Bond Fund
Assuming Redemption at End of Period
After:	Class I	Class IS
1 year	$78	$103
3 years	$243	$322
5 years	$422	$558
10 years	$942	$1,236

High Income Fund
Assuming Redemption at End of Period
After:	Class A	Class I
1 year	$579	$84
3 years	$799	$262
5 years	$1,037	$455
10 years	$1,719	$1,014

High Income Fund Pro Forma (assuming the Merger with Select High Yield Bond Fund had occurred at beginning of periods shown)
Assuming Redemption at End of Period
After:	Class A	Class I
1 year	$574	$79
3 years	$784	$246
5 years	$1,011	$428
10 years	$1,664	$954

  Who will be the Investment Advisor, Investment Sub-Advisor and Portfolio Manager of my Fund after the Merger?  What will the advisory fee and sub-advisory fee be after the Merger?

Management of the Funds

The overall management of each of Select High Yield Bond Fund and High Income Fund is supervised by the Board of Trustees of Evergreen Select Fixed Income Trust and Evergreen Fixed Income Trust, respectively.

Investment Advisor

Evergreen Investment Management Company, LLC (“EIMC”) is the investment advisor to both Select High Yield Bond Fund and High Income Fund and EIMC will continue to be the investment advisor to High Income Fund immediately following the Merger. The following are some key facts about EIMC:

EIMC is a subsidiary of Wachovia Corporation, the fourth largest bank holding company in the United States, with $782.9 billion in consolidated assets as of December 31, 2007.

EIMC has been managing mutual funds and private accounts since 1932.

EIMC managed over $112.9 billion in assets for the Evergreen funds as of December 31, 2007.

EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Sub-advisor to High Income Fund

Tattersall Advisory Group, Inc. (TAG) is the sub-advisor to Select High Yield Bond Fund and High Income Fund and manages both Funds’ investments on a day-to-day basis. Following are some key facts about TAG:

TAG has been managing fixed income accounts since 1976. TAG managed over $55.7 billion in assets as of December 31, 2007. TAG is located at 6802 Paragon Place, Suite 200, Richmond, Virginia 23230.

Portfolio Manager

The day-to-day management of both Select High Yield Bond Fund and High Income Fund is handled by:

Andrew Cestone, the Director of High Yield and Senior Portfolio Manager for TAG's High Yield Team. Mr. Cestone has been with TAG since 2007. Previously he served as Managing Director and Chief Investment Officer of the Global High Yield Team with Deutsche Asset Management from 1998 to 2006. Mr. Cestone has managed both Funds since March 2007.

High Income Fund’s Statement of Additional Information (SAI) contains additional information about the Fund’s portfolio manager, including other accounts he manages, his ownership of Fund shares and elements of his compensation.

Advisory Fees

For its management and supervision of the daily business affairs of High Income Fund, High Income Fund pays EIMC a fee at an annual rate equal to 2.0% of the Fund’s gross dividend and interest income, plus the following:

0.31% of the first $500 million of average daily net assets of the Fund; plus 0.16% of the average daily net assets of the Fund over $500 million.

For the fiscal year ended April 30, 2008, the aggregate advisory fee paid to EIMC by High Income Fund was:

0.46% of the Fund’s average daily net assets

Sub-Advisory Fees

For its management and supervision of the daily business affairs of High Income Fund, EIMC, and not High Income Fund, pays TAG a fee at an annual rate equal to:

90% of the advisory fee retained by EIMC pursuant to its advisory agreement with High Income Fund.

  Are there any legal proceedings pending against the Evergreen funds and/or EIMC?

                Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, Evergreen Investment Services, Inc. (“EIS”), Evergreen Service Company, LLC (“ESC” and together with EIMC and EIS, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and have paid approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

            In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

            Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

  What will be the primary federal income tax consequences of the Merger?

It is intended that the Merger will be tax-free to shareholders for federal income tax purposes, although this result is not free from doubt.  This means that neither shareholders nor the Funds will recognize a gain or loss directly as a result of the Merger.  However, because the Merger will end the tax year of Select High Yield Bond Fund, the Merger may accelerate taxable distributions from Select High Yield Bond Fund to shareholders.

The cost basis and holding period of shares in Select High Yield Bond Fund will carry over to the shares in High Income Fund you receive as a result of the Merger.  At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of gain or loss to the shareholder for federal income tax purposes if the shareholder holds the shares in a taxable account.

In connection with the Merger, a portion of the securities held by Select High Yield Bond Fund may  be disposed of both before and after the Merger. This could result in increased taxable distributions to shareholders of Select High Yield Bond Fund.  The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and Select High Yield Bond Fund’s basis in such assets.  Any net capital gains recognized in any such sales that occur prior to the Merger will be distributed to Select High Yield Bond Fund’s shareholders as capital gains dividends (to the extent of net realized long-term capital gains over net realized short-term losses) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to year of sale (after reduction by any available capital loss carryforwards), and such distributions will be taxable to shareholders.  As of May 19, 2008, Select High Yield Bond Fund had unrealized losses equal to approximately 2.26% of its net assets, or $0.20 per share. These figures are approximate and are likely to change by the date of the Merger.

In addition, since the shareholders of Select High Yield Bond Fund will receive shares of High Income Fund, they will be allocated a proportionate share of any “built-in” (unrealized) gains in High Income Fund’s assets, as well as any taxable gains realized by High Income Fund but not distributed to its shareholders prior to the Merger, when such gains are eventually distributed by High Income Fund.  As of May 19, 2008, High Income Fund had net built-in (unrealized) losses equal to approximately 3.70% of its net assets, or $0.12 per share. These figures are approximate and are likely to change by the date of the Merger.

Prior to the closing of the Merger, Select High Yield Bond Fund will, and High Income Fund may, declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions will be taxable to shareholders.

High Income Fund’s ability to carry forward and use pre-Merger capital losses of either Fund may be limited.  The loss limitation rule of Sections 382 and 383 of the Code will apply. As of May 19, 2008, Select High Yield Bond Fund and High Income Fund had capital loss carryforwards of approximately $76.0 and $144.2 million (representing net assets of 67.5% for Select High Yield Bond Fund and 27.6% for High Income Fund), respectively.  If the Merger had occurred on May 19, 2008, the combined fund would have a total capital loss carryforward equal to approximately 34.6 % of its net assets. Generally, High Income Fund’s utilization of Select Yield Bond Fund’s capital loss carryforward will be limited to approximately $5.3 million per year. Note, in the first year, the limitation will be prorated to account for the fact that the Merger occurred during the course of High Income Fund’s taxable year and is expected to be approximately $2.9 million.  Any unused portions of this limitation may be used in subsequent years. The capital losses, however, will all have fully expired by April 30, 2015 at which time they will no longer be available to offset future gains. These figures are approximate and are likely to change by the date of the Merger. Under Code Section 381, for the taxable year of the Merger, only that percentage of High Income Fund's capital gain net income for such taxable year (excluding capital loss carryforwards) equal to the percentage of its year that remains following the Merger can be reduced by Select High Yield Bond Fund's capital loss carryforwards (as otherwise limited under Code Sections 382 through 384).

Certain other tax consequences are discussed below under “Federal Income Tax Consequences.”

RISKS

  What are the principal risks of investing in each Fund?

An investment in each Fund is subject to certain risks.  There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment goal. An investment in a mutual fund is not a deposit with a bank; is not ensured, endorsed or guaranteed by the FDIC or any government agency; and is subject to investment risks, including possible loss of your original investment.  Like most investments, your investment in a Fund could fluctuate significantly in value over time and could result in a loss of money. The following tables and discussions highlight the principal risks associated with an investment in each of the Funds.

Select High Yield Bond Fund	High Income Fund
Each Fund is subject to Interest Rate Risk.

When interest rates go up, the value of debt securities and other income-producing securities (e.g., preferred and common stock) tends to fall. If interest rates go down, interest earned by a Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays. The longer the duration or maturity of a debt security held by a Fund, the more the Fund is subject to interest rate risk.  Some debt securities give the issuer the option to call or redeem the security before its maturity date. If an issuer calls or redeems the security during a time of declining interest rates, a Fund might have to reinvest the proceeds in a security offering a lower yield, and therefore might be unable to maintain its dividend or benefit from any increase in value as a result of declining interest rates.

Select High Yield Bond Fund	High Income Fund
Each Fund is subject to Credit Risk.

                Credit risk refers to the possibility that the issuer of a security held by a Fund or the counterparty to a contract with a Fund may not be able to pay interest and principal when due or otherwise honor its obligations. If an issuer defaults, or if the credit quality of an investment deteriorates or is perceived to deteriorate, the value of the investment could decline. Credit risk is generally greater for zero coupon bonds and other investments that are required to pay interest only at maturity rather than at intervals during the life of the investment. Credit risk will be heightened if a Fund invests in debt securities with medium- and lower-rated credit quality ratings.

Select High Yield Bond Fund	High Income Fund
Each Fund is subject to Below Investment Grade Bond Risk.

Below investment grade bonds are commonly referred to as “high yield” or “junk” bonds. These bonds are considered speculative by the major rating agencies (and bonds in the lowest rating category are highly speculative and may be in default) and are usually backed by issuers of less proven or questionable financial strength. Such issuers may be more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields. Markets may react severely to unfavorable news about issuers of below investment grade bonds, causing sudden and steep declines in value. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult to buy or sell certain debt instruments or establish their fair value.

Select High Yield Bond Fund	High Income Fund
Each Fund is subject to Foreign Investment Risk.

Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in foreign currencies, the value of a Fund's assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Income the Fund receives from its investments in foreign securities may be subject to withholding and other taxes, in which case the Fund's yield would be reduced. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of a Fund's investments in certain foreign countries. Foreign settlement procedures and trade regulations may involve increased risk (such as delay in payment or delivery of securities) or risks not present in the settlement of domestic investments. Legal remedies available to investors may be more limited in foreign markets. A Fund may buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

Select High Yield Bond Fund	High Income Fund
Each Fund is subject to Derivatives Risk.

                A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets, reference rates, or indexes. A Fund’s use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds.  Derivatives can be highly complex and may perform in ways unanticipated by a Fund’s investment adviser.  A Fund’s use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. Derivatives transactions can create investment leverage, may be highly volatile and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders.

Select High Yield Bond Fund	High Income Fund
Each Fund is subject to Loan Risk.

Loans in which a Fund may invest are subject generally to the same risks as debt securities in which the Fund may invest.   Borrowers may include corporate, governmental, or other borrowers.  Loans in which a Fund invests may be made to finance highly leveraged corporate acquisitions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, a Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.  Market bids may be unavailable for loans from time to time; a Fund may find it difficult to establish a fair value for loans held by it.  If a Fund only acquires an assignment or a participation in a loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the corporate loan.  In addition, a Fund may have to rely on the assignor(s) or participating institution(s) to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; the Fund will be subject to the risk that the assignor(s) may be unwilling or unable to do so.  In such a case, the Fund would not likely have any rights over against the borrower directly.  Many loans in which the Fund invests may be unrated, and the Adviser will be required to rely exclusively on its analysis of the borrower in determining whether to acquire, or to continue to hold, a loan.  Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation.  A Fund may be required to fund such advances at times and in circumstances where the Fund might not otherwise choose to make a loan to the borrower. The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws.  If a secured loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender.

  What are some of the other risks associated with each Fund?

Although not currently a principal investment practice for either Fund, each Fund may engage in certain transactions that create leverage, including certain types of uncovered mortgage dollar rolls with up to 30% of each Fund’s assets.  Leveraging can create special risks. Leveraging can exaggerate changes in each Fund’s NAV and performance as well as magnify the risks associated with the underlying securities in which each Fund invests.

Since both funds may invest in foreign securities, which may include foreign currencies transactions, the value of each Fund’s shares will be affected by changes in exchange rates.  To manage this risk, each Fund may enter into foreign currency futures contracts and foreign currency exchange contracts to hedge against a decline in the U.S. dollar value of a security it already owns or against an increase in the value of an asset it expects to purchase. Use of hedging techniques cannot protect against exchange rate risk perfectly. If a Fund's investment advisor is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established. Losses on foreign currency transactions used for hedging purposes may be reduced by gains on the assets that are the subject of a hedge. Each Fund may also purchase a foreign currency on a spot or forward basis in order to benefit from potential appreciation of such currency relative to the U.S. dollar or to other currencies in which a Fund's holdings are denominated. Losses on such transactions may not be reduced by gains from other Fund assets. A Fund's gains from its positions in foreign currencies may accelerate and/or recharacterize the Fund's income or gains and its distributions to shareholders. The Fund's losses from such positions may also recharacterize the Fund's income and its distributions to shareholders and may cause a return of capital to Fund shareholders.

Each Fund may, but will not necessarily, temporarily invest up to 100% of its assets in high quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions.  This strategy is inconsistent with the Funds’ principal investment strategies and investment goal, and if employed, could result in lower returns and loss of market opportunity.

                Both Funds generally do not take portfolio turnover into account when making investment decisions.  Therefore, the Funds could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Fund and its shareholders.  It may also result in a Fund realizing greater net short-term capital gains, distributions of which are taxable to shareholders as ordinary income except to shareholders holding Fund shares in retirement plans.  Each Fund lists its portfolio turnover rates in the table in the “Financial Highlights” section of its prospectus.

MERGER INFORMATION

Reasons for the Merger

Both Select High Yield Bond Fund and High Income Fund are high yield bond funds and have generally similar investment strategies, although High Income Fund has a more flexible investment mandate.  The Funds are managed by the same portfolio management team and have generally comparable performance records. Although the two Funds have generally achieved comparable levels of total investment return over time, High Income Fund, whose objective is to seek high income, has generally provided shareholders with a higher level of monthly income distributions than has Select High Yield Bond Fund, which seeks a high level of total return.

High Income Fund is a much larger fund than Select High Yield Bond Fund. The expense ratio of High Income Fund is higher than that of Select High Yield Bond Fund (and is expected to be higher than that of Select High Yield Bond Fund following the Merger).  Evergreen noted specifically that the difference in expenses between the Class IS shares of Select High Yield  Bond Fund and the Class A shares of High Income Fund was due to the higher transfer agency expense attributable to the Class A shares, which are offered on a retail basis.  Evergreen believes that the increase in expenses from the Merger should be evaluated in light of the additional flexibility afforded by the High Income Fund and its historical record of providing a higher level of current income to shareholders than has High Income Fund.  Evergreen believes that the combination of the two Funds has the potential to create efficiencies over time (both in respect of effecting High Income Fund's investment program and potentially reducing expenses), while providing shareholders of the Select High Yield Bond Fund a continuing investment program in a comparable, but more flexible, investment vehicle with the same portfolio management team.

At a meeting held on June 11, 2008 and June 12, 2008, the Trustees of Evergreen Select Fixed Income Trust, including all of the Independent Trustees, considered and unanimously approved the Merger; they determined that the Merger was in the best interests of Select High Yield Bond Fund and that the interests of existing shareholders of Select High Yield Bond Fund would not be diluted as a result of the transactions contemplated by the Merger.

Before approving the Plan, the Trustees reviewed information about the Funds and the proposed Merger.  These materials set forth a comparison of various factors, such as the relative sizes of the Funds as well as the similarity of the Funds’ investment goals and principal investment strategies, specific portfolio characteristics, andthe benefits of the Merger anticipated by EIMC.  Although the Trustees noted that past performance may not be indicative of future performance, the Trustees also considered the relative pre-tax performance of the Funds for the past three- and five-year periods ended March 31, 2008. The Trustees considered that, as of March 31, 2008, High Income Fund’s total net assets were approximately $505.5 million and Select High Yield Bond Fund’s total net assets were approximately $121.5 million.  The Trustees noted that, as a result of the Merger, shareholders of Select High Yield Bond Fund would have the benefit of a larger combined fund, which might provide efficiencies in the management of the combined Fund and the potential over time to reduce expenses.

In addition, the Trustees, including the Independent Trustees, considered among other things:

the terms and conditions of the Merger and concluded that they were fair and reasonable;

that EIMC or one of its affiliates will bear the expenses incurred by Select High Yield Bond Fund and High Income Fund in connection with the Merger and concluded that the Funds would not be negatively impacted by the expenses of the Merger being borne by EIMC or one of its affiliates;

that the Merger is expected to be tax-free for federal income tax purposes;

the relative tax situations of Select High Yield Bond Fund and High Income Fund and the resulting tax impact of the Merger on shareholders, and concluded that (i) the tax costs to shareholders resulting from the Merger, if any, might be expected to be outweighed by the anticipated benefits of the Merger and (ii) the likely tax effects of the Merger on Select High Yield Bond Fund shareholders should not be seen, in light of all the aspects of the proposed Merger, as dilutive of Select High Yield Bond Fund shareholders’ interests; and

alternatives available to shareholders of Select High Yield Bond Fund, including the ability to redeem their shares.

During their consideration of the Merger, the Independent Trustees met separately with counsel to the Independent Trustees regarding the legal issues involved.

Accordingly, for the reasons noted above, together with other factors and information considered relevant, and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, the Trustees concluded that the proposed Merger would be in the best interests of Select High Yield Bond Fund.

The Trustees of Evergreen Fixed Income Trust also approved the Merger on behalf of High Income Fund.

Agreement and Plan of Reorganization

The following summary is qualified in its entirety by reference to the Plan (attached as Exhibit A hereto).

The Plan provides that High Income Fund will acquire all of the assets of Select High Yield Bond Fund in exchange for shares of High Income Fund and the assumption by High Income Fund of all of the liabilities of Select High Yield Bond Fund on or about September 22, 2008 or such other date as may be agreed upon by the parties (the “Closing Date”).  Prior to the Closing Date, Select High Yield Bond Fund will endeavor to discharge all of its known liabilities and obligations that are due and payable as of the Closing Date.

The number of full and fractional shares of each class of High Income Fund to be received by the shareholders of each class of Select High Yield Bond Fund will be determined by multiplying the number of full and fractional shares outstanding of each class of Select High Yield Bond Fund by the ratio computed by dividing the net asset value per share of that class of shares of Select High Yield Bond Fund by the net asset value per share of the class of shares of High Income Fund to be received by shareholders of that class.  Such computations will take place as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date (the “Valuation Date”). The net asset value per share of each class will be determined separately by dividing assets, less liabilities, by the total number of outstanding shares attributable to the respective class.

State Street Bank and Trust Company, the custodian for the Funds, will compute the value of each Fund’s respective portfolio of securities.

At or prior to the Closing Date, Select High Yield Bond Fund will have declared a dividend and distribution which, together with all previous dividends and distributions, shall have the effect of distributing to Select High Yield Bond Fund’s shareholders (in shares of the Fund, or in cash, as the shareholder has previously elected) substantially all of Select High Yield Bond Fund’s net investment company taxable income (computed without regard to any deduction for dividends paid) for all taxable periods ending on or prior to the Closing Date, and all of its net capital gains realized in all taxable periods ending on or prior to the Closing Date (after the reductions for any capital loss carryforwards).

As soon after the Closing Date as conveniently practicable, Select High Yield Bond Fund will liquidate and distribute pro rata to Select High Yield Bond Fund shareholders of record as of the close of business on the Valuation Date the full and fractional shares of High Income Fund received by Select High Yield Bond Fund.  Such liquidation and distribution will be accomplished by establishing accounts in the names of Select High Yield Bond Fund’s shareholders with High Income Fund’s records maintained by its transfer agent.  Each account will receive the respective pro rata number of full and fractional shares of High Income Fund due to such shareholder of Select High Yield Bond Fund.  All issued and outstanding shares of Select High Yield Bond Fund, including those represented by certificates, will be canceled.  The shares of High Income Fund to be issued will have no preemptive or conversion rights.   After these distributions and the winding up of its affairs, Select High Yield Bond Fund will be terminated as a series of Evergreen Select Fixed Income Trust.

The consummation of the Merger is subject to the conditions set forth in the Plan, including approval by Select High Yield Bond Fund’s shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to certain matters referred to in “Federal Income Tax Consequences” below.  Notwithstanding the approval by Select High Yield Bond Fund’s shareholders, the Plan may be terminated (a) by the mutual agreement of Select High Yield Bond Fund and High Income Fund; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

Whether or not the Merger is consummated, EIMC or one of its affiliates will pay all expenses incurred by Select High Yield Bond Fund and High Income Fund in connection with the Merger (including the cost of any proxy solicitor).  No portion of the expenses incurred in connection with the Merger, except portfolio transaction costs incurred in purchasing or disposing of securities, will be borne directly or indirectly by Select High Yield Bond Fund, High Income Fund or their respective shareholders.

If Select High Yield Bond Fund’s shareholders do not approve the Merger, the Trustees may consider other possible courses of action in the best interests of Select High Yield Bond Fund and its shareholders.

Federal Income Tax Consequences

The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).  As a condition to the closing of the Merger, Select High Yield Bond Fund and High Income Fund will receive an opinion from Ropes & Gray LLP to the effect that, although not free from doubt, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes:

  (1)          The transfer of all of the assets of Select High Yield Bond Fund solely in exchange for shares of High Income Fund and the assumption by High Income Fund of all of the liabilities of Select High Yield Bond Fund followed by the distribution of High Income Fund shares to the shareholders of Select High Yield Bond Fund in liquidation of Select High Yield Bond Fund will constitute a “reorganization” within the meaning of section 368(a) of the Code, and High Income Fund and Select High Yield Bond Fund will each be a “party to a reorganization” within the meaning of section 368(b) of the Code;

(2)           Under Section 1032 of the Code, no gain or loss will be recognized by High Income Fund upon the receipt of the assets of Select High Yield Bond Fund solely in exchange for the shares of High Income Fund and the assumption by High Income Fund of all of the liabilities of Select High Yield Bond Fund;

(3)           Under Section 361 of the Code, no gain or loss will be recognized by Select High Yield Bond Fund on the transfer of its assets to High Income Fund in exchange for High Income Fund’s shares and the assumption by High Income Fund of all of the liabilities of Select High Yield Bond Fund or upon the distribution (whether actual or constructive) of High Income Fund’s shares to Select High Yield Bond Fund’s shareholders in exchange for their shares of Select High Yield Bond Fund;

(4)           Under Section 354 of the Code, no gain or loss will be recognized by Select High Yield Bond Fund’s shareholders upon the exchange of their shares of Select High Yield Bond Fund for shares of High Income Fund in liquidation of Select High Yield Bond Fund;

(5)           Under Section 358 of the Code, the aggregate tax basis of the shares of High Income Fund received by each shareholder of Select High Yield Bond Fund pursuant to the Merger will be the same as the aggregate tax basis of the shares of Select High Yield Bond Fund exchanged therefor;

(6)           Under Section 1223(1) of the Code, the holding period of the shares of High Income Fund received by each shareholder of Select High Yield Bond Fund will include the period during which the shares of Select High Yield Bond Fund exchanged therefor were held by such shareholder (provided that the shares of Select High Yield Bond Fund were held as a capital asset on the date of the Merger);

(7)           Under Section 362(b) of the Code, High Income Fund’s tax basis in the assets of Select High Yield Bond Fund acquired by High Income Fund in the Merger will be the same as the tax basis of such assets in the hands of Select High Yield Bond Fund immediately prior to the Merger;

(8)           Under Section 1223(2) of the Code, the holding period in the hands of High Income Fund of the assets of Select High Yield Bond Fund acquired by High Income Fund in the Merger will include the period during which the assets were held by Select High Yield Bond Fund; and

(9)           High Income Fund will succeed to and take into account the items of Select High Yield Bond Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

            Ropes & Gray LLP will express no view with respect to the effect of the Merger on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

            The opinion will be based on certain factual certifications made by officers of Select High Yield Bond Fund and High Income Fund and will also be based on customary assumptions. The opinion will note and distinguish certain published precedent; it is possible that the IRS could disagree with Ropes & Gray LLP’s opinion.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts.  If the Merger is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of Select High Yield Bond Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Select High Yield Bond Fund shares and the fair market value of High Income Fund shares he or she received.  Shareholders of Select High Yield Bond Fund should consult their tax advisors regarding the effect, if any, of the proposed Merger in light of their individual circumstances.  Since the foregoing discussion relates only to the federal income tax consequences of the Merger, shareholders of Select High Yield Bond Fund should also consult their tax advisors as to the state and local tax consequences, if any, of the Merger.

            In connection with the Merger, a portion of the securities held by Select High Yield Bond Fund may be disposed of both before and after the Merger. This could result in additional portfolio transaction costs to Select High Yield Bond Fund and increased taxable distributions to shareholders of Select High Yield Bond Fund.  The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and Select High Yield Bond Fund’s basis in such assets.  Any net capital gains recognized in any such sales that occur prior to the Merger will be distributed to Select High Yield Bond Fund’s shareholders as capital gains dividends (to the extent of net realized long-term capital gains over net realized short-term losses) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to year of sale (after reduction by any available capital loss carryforwards), and such distributions will be taxable to shareholders.   As of May 19, 2008, Select High Yield Bond Fund had unrealized losses of approximately 2.3% of its net assets, or $0.20 per share. These figures are approximate and are likely to change by the date of the Merger.

In addition, since the shareholders of Select High Yield Bond Fund will receive shares of High Income Fund, they will be allocated a proportionate share of any “built-in” (unrealized) gains in High Income Fund’s assets, as well as any taxable gains realized by High Income Fund but not distributed to its shareholders prior to the Merger, when such gains are eventually distributed by High Income Fund.  As of May 19, 2008, High Income Fund’s net built-in (unrealized) losses equaled approximately 3.70% of its net assets, or $0.12 per share. These figures are approximate and are likely to change by the date of the Merger.

            Prior to the closing of the Merger, Select High Yield Bond Fund will, and High Income Fund may, declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions will be taxable to shareholders to the extent such distributions are not exempt interest dividends.

High Income Fund’s ability to carry forward and use pre-Merger capital losses of either Fund may be limited.  The loss limitation rules of Sections 382 and 383 of the Code will apply. As of May 19, 2008, Select High Yield Bond Fund and High Income Fund had capital loss carryforwards of approximately $76 and $144.2 million (representing net assets of 67.5% for Select High Yield Bond Fund and 27.6% for High Income Fund), respectively.  If the Merger had occurred on May 19, 2008, the combined fund would have a total capital loss carryforward equal to approximately 34.6% of its net assets.   Generally, High Income Fund’s utilization of Select Yield Bond Fund’s capital loss carryforward will be limited to approximately $5.3 million per year. Note, in the first year, the limitation will be prorated to account for the fact that the Merger occurred during the course of High Income Fund’s taxable year and is expected to be approximately $2.9 million.  Any unused portions of this limitation may be used in subsequent years. The capital losses, however,  will have fully expired by April 30, 2015 at which time they will no longer be available to offset future gains.  These figures are approximate and are likely to change by the date of the Merger. Under Code Section 381, for the taxable year of the Merger, only that percentage of High Income Fund's capital gain net income for such taxable year (excluding capital loss carryforwards) equal to the percentage of its year that remains following the Merger can be reduced by Select High Yield Bond Fund's capital loss carryforwards (as otherwise limited under Code Sections 382 through 384).

Pro Forma Capitalization

The following table sets forth the capitalizations of each of Select High Yield Bond Fund and High Income Fund as of April 30, 2008, and the capitalization of High Income Fund on a pro forma basis as of that date after giving effect to the proposed acquisition of assets at net asset value.  The pro forma data reflects an exchange ratio of approximately 2.79 for each of Class A and Class I shares, respectively, of High Income Fund issued for each Class IS and Class I share, respectively, of Select High Yield Bond Fund.  High Income Fund will be the accounting survivor following the Merger.

	Select High Yield Bond Fund	High Income Fund	Pro Forma Adjustments	High Income Fund (Pro Forma) (assuming the Merger had occurred)
Net Assets
Class A	N/A	$270,757,652	$13,754,455	$284,512,107
Class B	N/A	108,327,434		108,327,434
Class C	N/A	118,638,384		118,638,384
Class I	$98,938,994	25,728,561		124,667,555
Class IS	13,754,455	N/A	(13,754,455)	N/A
Total Net Assets	$112,693,449	$523,452,031	--	$636,145,480
Net Asset Value Per Share
Class A	N/A	$3.13		$3.13
Class B	N/A	$3.13		$3.13
Class C	N/A	$3.13		$3.13
Class I	$8.72	$3.13		$3.13
Class IS	$8.72	N/A		N/A
Shares Outstanding
Class A	N/A	86,551,729	4,396,762	90,948,491
Class B	N/A	34,628,983	0	34,628,983
Class C	N/A	37,924,656	0	37,924,656
Class I	11,349,477	8,224,745	20,278,633	39,852,855
Class IS	1,577,809	N/A	(1,577,809)	N/A
Total Shares Outstanding	12,927,286	167,330,113	23,097,586	203,354,985

The table set forth above assumes the merger was consummated on April 30, 2008, and is for informational purposes only.  No assurance can be given as to how many shares of High Income Fund will be received by the shareholders of Select High Yield Bond Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of High Income Fund that actually will be received on or after such date.  The actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the Valuation Date.

Distribution of Shares

                EIS acts as principal underwriter of the shares of Select High Yield Bond Fund and High Income Fund.  EIS distributes each Fund’s shares directly or through broker-dealers, banks (including Wachovia Bank, N.A.), or other financial intermediaries.  Select High Yield Bond Fund offers two classes of shares: Class I and Class IS, both of which are involved in the Merger. High Income Fund offers four classes of shares: Class A, Class B, Class C and Class I shares. Only Class A and Class I shares are involved in the Merger. Each class has a separate distribution arrangement and bears its own distribution expenses. (See “Distribution-Related and Shareholder Servicing-Related Expenses” below).

In the proposed Merger, Select High Yield Bond Fund Class I shareholders will receive Class I shares of High Income Fund having the same class designation and the same arrangements with respect to the imposition of Rule 12b-1 distribution and service fees as the shares they currently hold. Shareholders of Select High Yield Bond Fund’s Class IS shares will receive Class A shares of High Income Fund, which have the same arrangement with respect to the imposition of Rule 12b-1 distribution and service fees. Because the Merger will be effected at net asset value without the imposition of a sales charge, Select High Yield Bond Fund shareholders will receive High Income Fund shares without paying any front-end sales charge or CDSC as a result of the Merger.

The following is a summary description of the charges and fees applicable to the Class A and Class I shares of High Income Fund.  More detailed descriptions of the distribution arrangements applicable to the classes of shares are contained in each Fund’s prospectus and statement of additional information.

Class A Shares.  Class A shares may pay a front-end initial sales charge of up to 4.75% of the offering price and, as indicated below, are subject to distribution-related fees.  For a description of the front-end sales charge applicable to the purchase of Class A shares see “How to Choose the Share Class that Best Suits You” in the prospectus of High Income Fund.  No front-end sales charge will be imposed on Class A shares of High Income Fund received by Select High Yield Bond Fund shareholders as a result of the Merger. In addition, former Class IS shareholders of Select High Yield Bond Fund who receive Class A shares of High Income Fund in the Merger will not incur any front-end sales charge on subsequent purchases of Class A shares.

Class I Shares.  Class I shares are sold at net asset value without any front-end sales charges or CDSC and are not subject to distribution-related fees.  Class I shares are only available to certain classes of investors as is more fully described in the prospectus for the Fund.

Additional information regarding the classes of shares of each Fund is included in each Fund’s prospectus and statement of additional information.

Distribution-Related and Shareholder Servicing-Related Expenses.  High Income Fund has adopted a Rule 12b-1 plan with respect to its Class A shares under which the class may pay for distribution-related expenses at an annual rate which may not exceed 0.75% of the average daily net assets attributable to the class.  Payments with respect to Class A shares are currently limited to 0.25% of the average daily net assets attributable to the class. This amount may be increased to the full plan rate for each Fund by the Trustees without shareholder approval.

Select High Yield Bond Fund has also adopted a Rule 12b-1 plan with respect to its Class IS shares under which the class may pay for distribution-related expenses at an annual rate which may not exceed 0.75% of the average daily net assets attributable to the class. Payments with respect to Class IS shares are currently limited to 0.25% of the average daily net assets attributable to the class. This amount may be increased to the full plan rate for Select High Yield Bond Fund by the Trustees without shareholder approval.

No Rule 12b-1 plan has been adopted for the Class I shares of either Fund.

                Additional information regarding the Rule 12b-1 plans adopted by each Fund is included in its prospectus and statement of additional information.

Calculating the Share Price

            The value of one share of a Fund, also known as the net asset value (NAV), is calculated by adding up the Fund’s total assets, subtracting all liabilities, and then dividing the result by the total number of shares outstanding. A separate NAV is calculated for each class of shares of a Fund. A Fund’s NAV is normally calculated using the value of the Fund’s assets as of 4:00 p.m. ET on each day the New York Stock Exchange (NYSE) is open for regular trading.  The Evergreen funds reserve the right to adjust the time that a Fund calculates its NAV if the NYSE closes earlier than 4:00 p.m. ET or under other unusual circumstances.

            The price per share that you pay when you purchase shares of a Fund, or the amount per share that you receive when you sell shares of a Fund, is based on the next NAV calculated after your purchase or sale order is received (after taking into account any applicable sales charges) and all required information is provided.

Valuing a Fund's Investments

            A Fund must determine the value of the securities in its portfolio in order to calculate its NAV. A Fund generally  values portfolio securities by using current market prices.  Money market securities and short-term debt securities that mature in 60 days or less, however, are generally valued at amortized cost, which approximates market value.

            Valuing securities at a “fair value”. If a market price for a security is not readily available or is deemed unreliable, a Fund will use a “fair value” of the security as determined under policies established and reviewed periodically by the Board of Trustees. Although intended to approximate the actual value at which securities could be sold in the market, the fair value of one or more of the securities in a Fund’s portfolio could be different from the actual value at which those securities could be sold in the market.

            The following paragraphs identify particular types of securities that are often fair valued.  While the Evergreen funds’ fair value policies apply to all of the Evergreen funds, the amount of any particular Fund’s portfolio that is fair valued will vary based on, among other factors, the Fund’s exposure to these types of securities. Since certain Funds invest a substantial amount of their assets in certain of these types of securities, it is possible that fair value prices will be used by a Fund to a significant extent.

            Securities that trade on foreign exchanges and on days when a Fund does not price its shares. Because certain of the securities in which a Fund may invest (e.g., foreign securities that trade on foreign exchanges) may trade on days when the Fund does not price its shares (e.g., days the NYSE is closed), the value of securities the Fund holds may change on days when shareholders will not be able to purchase or sell shares of the Fund. Accordingly, the price of the Fund’s shares will not reflect any such changes until the Fund’s NAV is next calculated. In addition, even on days when the NYSE is open, many foreign exchanges close substantially before 4:00 p.m. ET, and events occurring after such foreign exchanges close may materially affect the values of securities traded in those markets. Therefore, closing market prices for foreign securities may not reflect current values as of the time a Fund values its shares. In such instances, a Fund may fair value such securities.

            Securities quoted in foreign currencies. A Fund that holds securities quoted in foreign currencies will convert such prices into U.S. dollars. Changes in the values of those currencies in relation to the value of the U.S. dollar will affect the Fund’s NAV. Since a Fund normally converts foreign prices into U.S. dollars using exchange rates determined at 2:00 p.m. ET each day the Fund’s NAV is calculated, any changes in the value of a foreign currency after 2:00 p.m. ET normally will not be reflected in the Fund’s NAV that day. However, if an event or development occurs after 2:00 p.m. ET that materially affects a foreign exchange rate, a Fund may value foreign securities in accordance with a later exchange rate.

            Debt securities with more than 60 days to maturity. A Fund will generally value debt securities that mature in more than 60 days for which market prices are unavailable by using matrix pricing or other methods, provided by an independent pricing service or other service, that typically take into consideration such factors as similar security prices, yields, maturities, liquidity and ratings.

Small Account Fee

            The Funds reserve the right to assess a $15 annual low balance fee on each Fund account with a value of less than $1,000.  The Funds will not assess this fee on: (i) accounts established under a Systematic Investment Plan (SIP), including IRAs, that have a value of less than $1,000 if the account is less than one year old, (ii) accounts established in connection with the conversion of Class B shares to Class A shares, (iii) employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, or (iv) other accounts as may be determined from time to time by the Funds.  The Funds will notify a shareholder prior to assessing this fee, so that the shareholder can increase his account balance above the minimum, consolidate his accounts, or liquidate his account. A shareholder may take these actions at any time by contacting his investment professional or Evergreen.

Purchase and Redemption Procedures

                Information concerning applicable sales charges and distribution-related and shareholder servicing-related fees is provided above.

The minimum initial purchase requirement for Class A shares of High Income Fund is $1,000 while the minimum initial purchase requirement for Class I shares of both Funds is $1,000,000.  There is no minimum for subsequent purchases of shares of either Fund.  For more information, see “Shareholder Transactions – Minimum Investments” in each Fund’s prospectus.  Each Fund provides for telephone, mail or wire redemption of shares at net asset value, less any CDSC, as next determined after receipt of a redemption request on each day the NYSE is open for trading.  Each Fund reserves the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash, and to redeem the remaining amount in the account if the account balance falls below the minimum initial purchase amount due to shareholder transactions.

All funds invested in each Fund are invested in full and fractional shares.  The Funds reserve the right to reject any purchase order.   Additional information concerning purchases and redemptions of shares, including how each Fund’s net asset value is determined, and the tax consequences of investing in the Funds is contained in each Fund’s prospectus and statement of additional information.

Short-Term Trading Policy

                Excessive short-term trading in a Fund’s shares by investors can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm Fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of, or otherwise negatively impact on, the value of the Fund’s shares held by long-term shareholders.

To limit the negative effects of short-term trading on the Fund, the Fund’s Board of Trustees has adopted certain restrictions on trading by investors.  If an investor redeems more than $5,000 (including redemptions that are a part of an exchange transaction) from an Evergreen fund, that investor is “blocked” from purchasing shares of that fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption.  The short-term trading policy does not apply to:

Money market funds;

Evergreen Adjustable Rate Fund and Evergreen Ultra Short Opportunities Fund;

Systematic investments or exchanges where Evergreen or the financial intermediary maintaining the shareholder account identifies to Evergreen the transaction as a systematic redemption or purchase at the time of the transaction;

Rebalancing transactions within certain asset allocation or “wrap” programs where Evergreen or the financial intermediary is able to identify the transaction as part of a firm-approved asset allocation program;

Purchases by a “fund of funds” into the underlying fund vehicle and purchases by 529 Plans;

Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships; withdrawals of shares acquired by participants through payroll deductions; and, shares acquired or sold by a participant in connection with plan loans; and

Purchases below $5,000 (including purchases that are a part of an exchange transaction).

While the Fund will not monitor trading activity outside the policy above, the Fund reserves the right to reject any purchase or exchange, to terminate an investor’s investment or exchange privileges or to seek additional information, if the Fund determines in its sole discretion that trading activity by the investor may be detrimental to the interests of long-term shareholders.  In considering whether trading activity may be detrimental to the interests of long-term shareholders, the Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor’s trades, and the length of time the investment is held, along with other factors.

There are certain limitations on the Fund’s ability to detect and prevent short-term trading. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have timely access to such information for investors who trade through financial intermediaries such as broker dealers and financial advisors or through retirement plans.  Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund.  The Fund may be unable to compel financial intermediaries to apply the Fund’s short-term trading policy described above.  The Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies.  The Fund will use reasonable diligence to confirm that such intermediaries are applying the Fund’s short-term trading policy or an acceptable alternative.  Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account. It is possible that excessive short-term trading or trading in violation of the Fund’s trading restrictions may occur despite the Fund’s efforts to prevent them.

Exchange Privileges

Holders of shares of a class of each Fund may exchange their shares for shares of the same class of any other Evergreen fund.  No sales charge is imposed on an exchange. An exchange which represents an initial investment in another Evergreen fund must amount to at least $1,000 for Classes A, B and C shares and $1,000,000 for Class I shares.  Also, an exchange is considered both a sale and a purchase of shares and may create a taxable event.  Further information regarding the current exchange privileges, the requirements and limitations attendant thereto, and the tax implications are described in each Fund’s prospectus and statement of additional information.

Dividend Policy

Both Funds distribute their investment company taxable income monthly and their net realized gains at least annually to shareholders of record on the dividend record date.  Unless a shareholder chooses otherwise on the account application, all dividend, capital gain and other distribution payments made by the Fund will be reinvested in additional shares of the Fund.  Other options are: (i) to reinvest dividends earned in one Fund into an existing account in another Evergreen fund in the same share class and same registration automatically, with capital gains reinvested in the original fund; (ii) to reinvest capital gains but receive all ordinary income dividend distributions in cash; or (iii) to receive all distributions in cash.  See each Fund’s prospectus for further information concerning dividends and distributions.

After the Merger, shareholders of Select High Yield Bond Fund who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from High Income Fund reinvested in shares of High Income Fund.  Shareholders of Select High Yield Bond Fund who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from High Income Fund in cash after the Merger, although they may, after the Merger, elect to have such dividends and/or distributions reinvested in additional shares of High Income Fund.

Both High Income Fund and Select High Yield Bond Fund have qualified and intend to continue to qualify to be treated as regulated investment companies under the Code.  To remain qualified as a regulated investment company, a Fund must distribute at least 90% of its taxable and tax-exempt income.  While so qualified, so long as the Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to shareholders, it is expected that the Fund will not be required to pay any federal income taxes on the amounts so distributed.  A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year.  Each Fund anticipates meeting such distribution requirements.

INFORMATION ON SHAREHOLDERS’ RIGHTS

Form of Organization

Select High Yield Bond Fund and High Income Fund are series of Evergreen Select Fixed Income Trust and Evergreen Fixed Income Trust, respectively, which are open-end management investment companies registered with the SEC under the 1940 Act, and which continuously offer shares to the public.  Each Trust is organized as a Delaware statutory trust and is governed by its respective Amended and Restated Agreement and Declaration of Trust (each referred to hereinafter as a “Declaration of Trust”), its Amended and Restated By-Laws (each referred to hereinafter as “By-Laws”), and applicable Delaware and federal law.

Capitalization

The beneficial interests in High Income Fund and Select High Yield Bond Fund are represented by an unlimited number of transferable shares of beneficial interest, $0.001 par value per share.  Each Fund’s governing documents permit the Trustees to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval.  Fractional shares may be issued by either Fund.  Each Fund’s shares represent equal proportionate interests in the assets belonging to the Fund.  Except as otherwise required by the 1940 Act or other applicable law, shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees.  Shareholders of each Fund vote separately, by class, as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class and, by Fund, as to matters, such as approval of or amendments to investment advisory agreements or proposed mergers, that affect only their particular Fund.

Shareholder Liability

Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations.  Other than in a limited number of states, no such similar statutory or other authority limiting business trust shareholder liability exists.  As a result, to the extent that the Trusts or shareholders of the Trusts are subject to the jurisdiction of a court that does not apply Delaware law, shareholders of the relevant Trust may be subject to liability.  To guard against this risk, each Declaration of Trust (a) provides that any written obligation of such Trust may contain a statement that such obligation may only be enforced against the assets of the relevant Trust or the particular series in question and the obligation is not binding upon the shareholders of the relevant Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the relevant Trust.  Accordingly, the risk of a shareholder of Evergreen Select Fixed Income Trust or Evergreen Fixed Income Trust incurring financial loss beyond that shareholder’s investment because of shareholder liability should be limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the relevant Trust itself is unable to meet its obligations.

Shareholder Meetings and Voting Rights

Neither Fund is required to hold annual meetings of shareholders.  Neither Trust currently intends to hold regular shareholder meetings.  A meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holder(s) of at least 10% of the outstanding shares of the relevant Trust.  Each Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders.  Cumulative voting is not permitted.  Except when a larger quorum is required by applicable law, 25% of the outstanding shares of a Fund entitled to vote constitutes a quorum for consideration of a matter.  For each Fund, when a quorum is present a majority (greater than 50%) of the votes cast is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

Under each Declaration of Trust, each share of High Income Fund and Select High Yield Bond Fund, as applicable, is entitled to one vote for each dollar and a fractional vote for each fraction of a dollar, of net asset value applicable to such share.

Liquidation

In the event of the liquidation of High Income Fund or Select High Yield Bond Fund, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to such Fund or attributable to the class over the liabilities belonging to the Fund or attributable to the class.  In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of the class of the Fund held by them and recorded on the books of the Fund.

Liability and Indemnification of Trustees

Under each Declaration of Trust, a Trustee is liable to the relevant Trust and its shareholders only for such Trustee’s own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee’s functions.  As provided in each Declaration of Trust, each Trustee of the relevant Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee (i) did not act in good faith in the reasonable belief that such Trustee’s action was in or not opposed to the best interests of the relevant Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee’s duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee’s conduct was unlawful (collectively, “disabling conduct”).  A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or on a reasonable determination based on the facts by (a) a vote of a majority of a quorum of those Trustees who are neither “interested persons” within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion.  Each Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the relevant Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

The foregoing is only a summary of certain characteristics of the operations of each Trust’s Declaration of Trust, By-Laws and Delaware law and is not a complete description of those documents or law.  Shareholders should refer to the provisions of such Declaration of Trust, By-Laws and Delaware law directly for more complete information.

VOTING INFORMATION CONCERNING THE MEETING

This prospectus/proxy statement is being sent to shareholders of Select High Yield Bond Fund in connection with the solicitation of proxies by the Trustees of Evergreen Select Fixed Income Trust, to be used at the Meeting to be held at 10:30 a.m., Eastern time, on September 12, 2008, at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034, and at any adjournments thereof.  This prospectus/proxy statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of Select High Yield Bond Fund on or about July 31, 2008.  Only shareholders of record as of the close of business on June 30, 2008 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof. The costs incurred in connection with the solicitation of proxies and the costs of holding the Meeting will be borne by EIMC or one of its affiliates.

You can vote by returning your properly executed proxy card in the envelope provided.  When you complete and sign your proxy card, the proxies named will vote on your behalf at the Meeting (or any adjournments thereof) as you have indicated.  If no choice is specified, your shares will be voted FOR approval of the Plan.  If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of Select High Yield Bond Fund.  If any other matters about which Select High Yield Bond Fund did not have timely notice properly come before the meeting, authorization is given to the proxy holders to vote in accordance with the views of management of Select High Yield Bond Fund.  Abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, and will have the effect of a vote against the Plan.  Any proposal for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.  In certain circumstances in which Select High Yield Bond Fund has received sufficient votes to approve a matter being recommended for approval by the Board of Trustees, Select High Yield Bond Fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal.

Shareholders may revoke a proxy prior to the Meeting by giving timely written notice of such revocation to the Fund at the address above, by submitting a subsequent proxy timely and in accordance with the methods prescribed by this prospectus/proxy statement, or by attending the Meeting and voting in person.  Any shareholder who has returned a properly executed proxy card, including a broker who may hold shares on your behalf, has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her shares in person, by submitting a letter of revocation to the Trust prior to the date of the Meeting, by submitting a later dated and properly executed proxy card to the Trust prior to the date of the Meeting, or by telephone or Internet.  Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan.

Approval of the Plan will require the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of Select High Yield Bond Fund.  A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the shares of Select High Yield Bond Fund that are present or represented by proxy at the Meeting, if more than 50% of the shares outstanding are present in person or by proxy at the Meeting; or (b) more than 50% of the shares of Select High Yield Bond Fund outstanding.

In voting on the Plan, all classes of Select High Yield Bond Fund will vote together as if they were a single class, and each share will be entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value applicable to such share.

            Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of EIMC, its affiliates or other representatives of Select High Yield Bond Fund (who will not be paid for their soliciting activities). In addition, [The Altman Group], the Fund’s proxy solicitor, may make proxy solicitations and will receive compensation for seeking shareholder votes and answering shareholder questions in an amount estimated to be [$______].  That cost and other expenses of the Meeting and the Merger will be paid by Evergreen Investment Management Company, LLC or one of its affiliates.  If you wish to participate in the Meeting, you may submit the proxy card included with this prospectus/proxy statement by mail, vote by telephone or the Internet, or attend the Meeting in person. (See the back of this prospectus/proxy statement for voting instructions.)

If Select High Yield Bond Fund shareholders do not vote to approve the Merger, the Trustees may consider other possible courses of action in the best interests of shareholders. In the event a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposal.  They will vote against any such adjournment those proxies required to be voted against the proposal.  The Meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, either in person or by proxy; or in his or her discretion by the chair of the Meeting.  Abstentions and broker non-votes will not be voted on a motion to adjourn.

A shareholder who objects to the proposed Merger will not be entitled under either Delaware law or the Declaration of Trust to demand payment for, or an appraisal of, his or her shares.  However, shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Merger is consummated, shareholders will be free to redeem the shares of High Income Fund which they receive in the transaction at their then-current net asset value.  Shares of Select High Yield Bond Fund may be redeemed at any time prior to the consummation of the Merger.  Shareholders of Select High Yield Bond Fund may wish to consult their tax advisors as to any differing consequences of redeeming Fund shares prior to the Merger or exchanging such shares in the Merger.

Select High Yield Bond Fund does not hold annual shareholder meetings.  If the Merger is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of Evergreen Select Fixed Income Trust at the address set forth on the cover of this prospectus/proxy statement so that they will be received by the Fund a reasonable period of time prior to the meeting.

The votes of the shareholders of High Income Fund are not being solicited by this prospectus/proxy statement and are not required to carry out the Merger.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES.  Please advise Select High Yield Bond Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this prospectus/proxy statement needed to supply copies to the beneficial owners of the respective shares.

Shareholder Information

For each class of Select High Yield Bond Fund’s shares entitled to vote at the meeting, the number of shares outstanding as of the Record Date was as follows:

Class of Shares	Number of Shares Outstanding and Entitled to Vote
Class A
Class B
Class C
Class I
All Classes

As of the Record Date, the officers and Trustees of the Trusts owned as a group less than 1% of the outstanding shares of any class of each Fund.  Except as noted below in the table, to each Fund’s knowledge, no persons owned of record 5% or more of any class of shares of the respective Fund. No person is reflected on the books and records of a Fund as owning beneficially 5% or more of the shares of any class of the Fund as of the Record Date. Any shareholder who holds beneficially 25% or more of the outstanding common shares of a Fund may be deemed to control the Fund until such time as it holds beneficially less than 25% of the outstanding common shares of the Fund.  Any entity controlling a Fund may be able to determine the outcome of issues that are submitted to shareholders for vote, including the vote to approve the Plan, and may be able to take action regarding the Fund without the consent or approval of the other shareholders.

Select High Yield Bond Fund
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class (assuming the Merger had occurred)

High Income Fund
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class (assuming the Merger had occurred)

THE TRUSTEES OF EVERGREEN SELECT FIXED INCOME TRUST RECOMMEND APPROVAL OF THE PLAN. ANY PROPERLY EXECUTED PROXY CARDS RECEIVED WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

FINANCIAL STATEMENTS

The Merger SAI incorporates by reference the audited financial statements of Select High Yield Bond Fund and High Income Fund, each as of April 30, 2008, including the financial highlights for the periods indicated therein and the reports of KPMG LLP, the Funds’ independent registered public accounting firm, thereon. The Merger SAI includes unaudited pro forma financial statements.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of High Income Fund will be passed upon by Richards, Layton & Finger, P.A., Wilmington, Delaware.

ADDITIONAL INFORMATION

Select High Yield Bond Fund and High Income Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material, and charter documents with the SEC.  These items can be inspected and copies may be obtained at prescribed rates at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such filings may be available at the following Commission regional offices: 3 World Financial Center, Suite 400, New York, NY 10281-1022; 33 Arch Street, 23rd Floor, Boston, MA 02110-1424; 701 Market Street, Philadelphia, PA 19106-1532; 801 Brickell Ave., Suite 1800, Miami, FL 33131; 3475 Lenox Road, N.E., Suite 1000, Atlanta, GA 30326-1232; 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604; 1801 California Street, Suite 1500, Denver, CO 80202-2656; Burnett Plaza, Suite 1900, 801 Cherry Street, Unit 18, Fort Worth, TX 76102; 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648; and 44 Montgomery Street, Suite 2600, San Francisco, CA 94104. Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Informational Services, SEC, Washington, D.C. 20549 at prescribed rates or by calling 1-202-551-8090.

OTHER BUSINESS

The Trustees of Evergreen Select Fixed Income Trust do not intend to present any other business at the Meeting.  If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of the Fund.

July 31, 2008

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

JOINT ACCOUNTS: If joint owners, either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration.  For example:

REGISTRATION                                                      VALID SIGNATURE

CORPORATE ACCOUNTS

(1) ABC Corp.                                                                               ABC Corp.

(2) ABC Corp.                                                                               John Doe, Treasurer

(3) ABC Corp.                                                                               John Doe

      c/o John Doe, Treasurer

(4) ABC Corp. Profit Sharing Plan                                             John Doe, Trustee

TRUST ACCOUNTS

(1) ABC Trust                                                                               Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee                                                              Jane B. Doe

      u/t/d 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS

(1) John B. Smith, Cust.                                                               John B. Smith

        f/b/o John B. Smith, Jr. UGMA

(2) John B. Smith                                                                          John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage-paid envelope.

OTHER WAYS TO VOTE YOUR PROXY

VOTE BY TELEPHONE:

Read the prospectus/proxy statement and have your proxy card at hand.

Call the toll-free number indicated on your proxy card.

Enter the control number found on your proxy card.

Follow the simple recorded instructions.

VOTE BY INTERNET: Read the prospectus/proxy statement and have your proxy card at hand. Go to the website indicated on your proxy card and follow the voting instructions.

The above methods of voting are generally available 24 hours a day.  Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about the proxy card, please call [The Altman Group], our proxy solicitor, at           [(800) xxx-xxxx] (toll free).

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this __ day of ____________, 2008, among Evergreen ____________ Trust, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the “Acquiring Fund Trust”), with respect to its Evergreen ______________ Fund series (the “Acquiring Fund”), and Evergreen ____________ Trust, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the “Selling Fund Trust”), with respect to its Evergreen ______________ Fund series (the “Selling Fund”) and Evergreen Investment Management Company, LLC (“EIMC”), as to Article IX only.

This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”).  The reorganization (the “Reorganization”) will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A, Class B, Class C and Class I shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund; and (iii) the distribution, on or after the Closing Date (as hereinafter defined), of the Acquiring Fund Shares pro rata to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, each of the Selling Fund and the Acquiring Fund is a separate investment series of an open‑end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

WHEREAS, the Trustees of the Acquiring Fund Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s existing shareholders will not be diluted as a result of the transactions contemplated herein;

WHEREAS, the Trustees of the Selling Fund Trust have determined that the Selling Fund should exchange all of its assets and liabilities for Acquiring Fund Shares on the terms and conditions herein set forth, that such exchange is in the best interests of the Selling Fund and that the interests of the Selling Fund’s existing shareholders will not be diluted as a result of the transactions contemplated herein;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND LIABILITIES AND LIQUIDATION OF THE SELLING FUND

1.1       THE EXCHANGE.  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to sell, assign, convey, transfer and deliver all of the Selling Fund’s assets as set forth in paragraph 1.2 to the Acquiring Fund.  The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume all of the liabilities of the Selling Fund, as set forth in paragraph 1.3.  Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

1.2       ASSETS TO BE ACQUIRED.  The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables (whether accrued or contingent), that are owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Selling Fund’s assets as of the date thereof.  The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses.

The Selling Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Closing Date with respect to the assets to be transferred pursuant to this Agreement and other properties and assets of the Selling Fund, whether accrued or contingent, received by it on or after the Closing Date.  Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Date (as hereinafter defined in paragraph 2.1), in which case any such distribution which remains unpaid at the Closing Date shall be included in the determination of the value of the assets of the Selling Fund acquired by the Acquiring Fund.

1.3       LIABILITIES TO BE ASSUMED.  The Acquiring Fund shall assume all of the liabilities of the Selling Fund, whether absolute or contingent, accrued or unaccrued, known or unknown.  The Selling Fund will endeavor to discharge prior to the Closing Date all of its known liabilities and obligations that are due and payable as of the Closing Date.

1.4       LIQUIDATION AND DISTRIBUTION.  On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund’s shareholders of record, determined as of the close of business on the Valuation Date (as hereinafter defined in paragraph 2.1) (the “Selling Fund Shareholders”), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below.  Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders.  All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund.  The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5       OWNERSHIP OF SHARES.  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement (as defined in paragraph 4.1(o)) which has been distributed to shareholders of the Selling Fund.

1.6       TRANSFER TAXES.  Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7       REPORTING RESPONSIBILITY.  Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

1.8       TERMINATION.  The Selling Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

ARTICLE II

VALUATION

2.1       VALUATION OF ASSETS.  The value of the Selling Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Acquiring Fund Trust’s Amended and Restated Agreement and Declaration of Trust (the “Acquiring Fund Trust’s Declaration of Trust”) and the Acquiring Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2       VALUATION OF SHARES.  The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund Trust’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information.

2.3       SHARES TO BE ISSUED.  The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund’s assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to such class by the net asset value per share of the respective class of the Acquiring Fund determined in accordance with paragraph 2.2.  [Holders of Class A, Class B, Class C, and Class I shares of the Selling Fund will receive Class A, Class B, Class C, and Class I shares, respectively, of the Acquiring Fund].

2.4       DETERMINATION OF VALUE.  All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.  The method of valuation employed will be consistent with the procedures set forth in the prospectus and statement of additional information of the Acquiring Fund.  No adjustment shall be made in the net asset value of either the Selling Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

ARTICLE III

CLOSING AND CLOSING DATE

3.1       CLOSING DATE.  The closing of the Reorganization (the “Closing”) shall take place on or about ________________ or such other date as the parties may agree to in writing (the “Closing Date”).  All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided.  The Closing shall be held as of 9:00 a.m. Eastern time at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

3.2       EFFECT OF SUSPENSION IN TRADING.  In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.3       TRANSFER AGENT’S CERTIFICATE.  The Selling Fund will cause Evergreen Service Company, LLC, as transfer agent for the Selling Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  Evergreen Service Company, LLC, as transfer agent for the Acquiring Fund, shall deliver at the Closing a certificate as to the opening on the Acquiring Fund’s share transfer books of accounts in the names of the Selling Fund Shareholders.  The Acquiring Fund shall issue and deliver or cause Evergreen Service Company, LLC to issue and deliver to the Secretary of the Selling Fund Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund’s account on the books of the Acquiring Fund.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1       REPRESENTATIONS OF THE SELLING FUND.  The Selling Fund represents and warrants to the Acquiring Fund as follows:

(a)        The Selling Fund is a separate investment series of the Selling Fund Trust, a Delaware statutory trust, which has been duly formed and is validly existing, and in good standing under the laws of the State of Delaware, qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Selling Fund.  The Selling Fund Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement and has the trust power to carry out this Agreement, to own all of its properties and assets, and to carry on its business as presently conducted.

(b)        The Selling Fund Trust is registered as an investment company classified as a management company of the open‑end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), is in full force and effect.

(c)        The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)        The Selling Fund Trust with respect to the Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Selling Fund Trust’s Amended and Restated Agreement and Declaration of Trust (the “Selling Fund Trust’s Declaration of Trust”) or the Selling Fund Trust’s Amended and Restated By‑Laws (the “Selling Fund Trust’s By-Laws”) or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund Trust with respect to the Selling Fund is a party or by which it or its assets are bound.

(e)        The Selling Fund Trust with respect to the Selling Fund has no material contracts or other commitments with respect to the Selling Fund (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof, or reflected in the Statement of Assets and Liabilities as provided in paragraph 7.2.  The Selling Fund Trust is not party to any outstanding material contracts with respect to the Selling Fund, other than as are disclosed in the Selling Fund’s registration statement on Form N-1A.

(f)         Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund Trust with respect to the Selling Fund or any of its properties or assets, which assert liability on the part of the Selling Fund Trust with respect to the Selling Fund.  Except as disclosed by the Selling Fund Trust to the Acquiring Fund, the Selling Fund Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business with respect to the Selling Fund or its ability to consummate the transactions contemplated herein.

(g)        The audited financial statements of the Selling Fund at _________, 200_ have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein, and the statements of operations and changes in net assets included therein fairly reflect the results of its operations and changes in net assets for the periods covered thereby, in conformity with generally accepted accounting principles.    Prior to the Closing Date, the Selling Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to ____________, 200_, whether or not incurred in the ordinary course of business.

(h)        Since _________, 200_ there has not been any material adverse change in the Selling Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund Trust with respect to the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund.  For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund, the discharge of selling fund liabilities, or the redemption of Selling Fund shares by shareholders of the Selling Fund shall not constitute a material adverse change.

(i)         At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof.  At the Closing Date, Selling Fund will have adequately provided for any and all tax liabilities on its books.  To the best of the Selling Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.  Selling Fund has not had any tax deficiency or liability asserted against it or question with respect thereto raised.

(j)         For each fiscal year of its operation and through the Closing Date, the Selling Fund currently meets and has met at all times since its inception or will meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(k)        All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and, subject to Article IV of its governing instrument, non‑assessable by the Selling Fund.  All of the issued and outstanding shares of beneficial interest of the Selling Fund shall have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Selling Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3.  The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor any security convertible into any of the Selling Fund shares.

(l)         At the Closing Date, the Selling Fund Trust with respect to the Selling Fund will have good and marketable title to the Selling Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions, liens or encumbrances on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

(m)       The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund Trust and, subject to approval by the Selling Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund Trust enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)        The information furnished by the Selling Fund to the Acquiring Fund for use in no‑action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(o)        The Selling Fund has provided or will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the “Prospectus/Proxy Statement”), to be included in a Registration Statement on Form N-14 of the Acquiring Fund Trust on behalf of the Acquiring Fund (the “Registration Statement”), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby.  As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement and the Registration Statement, including the documents contained or incorporated therein by reference, insofar as they relate to the Selling Fund Trust or the Selling Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund to the Selling Fund for use in the Registration Statement or the Prospectus/Proxy Statement.

(p)        No registration under the 1933 Act of any of the securities described in paragraph 1.2 would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Selling Fund, except as previously disclosed to the Acquiring Fund by the Selling Fund.

(q)        No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Selling Fund Trust of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and state insurance, securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

(r)        The books and records of the Selling Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Selling Fund.

(s)        At the Closing Date, the Selling Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Selling Fund pursuant to this Agreement, the Acquiring Fund will remain in compliance with such mandatory investment restrictions as are set forth in its registration statement on Form N-1A, as amended through the Closing Date.  Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any assets if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the reorganization or would violate the Selling Fund’s fiduciary duty to its shareholders.

4.2       REPRESENTATIONS OF THE ACQUIRING FUND.  The Acquiring Fund represents and warrants to the Selling Fund as follows:

(a)        The Acquiring Fund is a separate investment series of the Acquiring Fund Trust, a Delaware statutory trust which has been duly formed and is validly existing and in good standing under the laws of the State of Delaware, qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Fund.  The Acquiring Fund Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement and has the trust power to carry out this agreement, to own all of its properties and assets, and to carry on its business as presently conducted.

(b)        The Acquiring Fund Trust is registered as an investment company classified as a management company of the open‑end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c)        The current prospectus, statement of additional information and registration statement on Form N-1A of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)        The Acquiring Fund Trust with respect to the Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Acquiring Fund Trust’s Declaration of Trust or the Acquiring Fund Trust’s Amended and Restated By‑Laws (the “Acquiring Fund Trust’s By-Laws”) or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund Trust with respect to the Acquiring Fund is a party or by which it is bound.

(e)        Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund Trust with respect to the Acquiring Fund or any of its properties or assets, which assert liability on the part of the Acquiring Fund Trust with respect to the Acquiring Fund.   Except as disclosed by the Acquiring Fund Trust to the Selling Fund, the Acquiring Fund Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business with respect to the Acquiring Fund or its ability to consummate the transactions contemplated herein.

(f)         The audited financial statements of the Acquiring Fund at __________, 200_, and restated as of ___________, 200_ have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein, and the statements of operations and changes in net assets included therein fairly reflect the results of its operations and changes in net assets for the periods covered thereby, in conformity with generally accepted accounting principles.

(g)        Since _________, 200_ there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund Trust with respect to the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)        At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof.   At the Closing Date, Acquiring Fund will have adequately provided for any and all tax liabilities on its books.  To the best of the Acquiring Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.  Acquiring Fund has not had any tax deficiency or liability asserted against it or question with respect thereto raised.

(i)         For each fiscal year of its operation and through the Closing Date, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(j)         All issued and outstanding Acquiring Fund Shares have been or will be offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), and are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and, subject to Article IV of its governing instrument, non‑assessable.  The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(k)        The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund Trust, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund Trust enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)         The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly, legally,  and validly issued shares of the Acquiring Fund, and will be fully paid and non‑assessable and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

(m)       The information furnished by the Acquiring Fund to the Selling Fund for use in no‑action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(n)        As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement and the Registration Statement, insofar as it relates to the Acquiring Fund Trust or the Acquiring Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by the Selling Fund to the Acquiring Fund for use in the Registration Statement or the Prospectus/Proxy Statement.

(o)        The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(p)        No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund Trust of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and state insurance, securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

5.1       OPERATION IN ORDINARY COURSE.  The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

5.2       INVESTMENT REPRESENTATION.  The Selling Fund represents and warrants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.3       APPROVAL BY SHAREHOLDERS.  The Selling Fund Trust will call a meeting of the shareholders of the Selling Fund to act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.4       ADDITIONAL INFORMATION.  The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of shares of the Selling Fund.

5.5       FURTHER ACTION.  Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6       STATEMENT OF EARNINGS AND PROFITS.  As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG LLP and certified by the Selling Fund Trust’s President and Treasurer.

5.7       DISSOLUTION.  The Selling Fund agrees that the liquidation and dissolution of the Selling Fund will be effected in the manner provided in the Selling Fund Trust’s Declaration of Trust in accordance with applicable law and that on and after the Closing Date, the Selling Fund shall not conduct any business except in connection with its liquidation and dissolution.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1       All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by a duly authorized officer of the Acquiring Fund Trust, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request, including that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to each of such dates.

6.2       The Selling Fund shall have received on the Closing Date an opinion from counsel to the Acquiring Fund Trust, Richards, Layton, & Finger PA and/or Ropes & Gray LLP, reasonably acceptable to the officers of the Selling Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

(a)        The Acquiring Fund has been duly established as a separate investment series of the Acquiring Fund Trust.  The Acquiring Fund Trust is a Delaware statutory trust, duly formed and validly existing under the laws of the State of Delaware and has the requisite trust power to own all its properties and to carry on its business all as described in its governing instrument.  The Acquiring Fund Trust has the trust power and authority to execute, deliver and perform its obligations under this Agreement;

(b)        the Acquiring Fund Shares to be delivered to the Selling Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and, subject to Article IV of its governing instrument, non-assessable beneficial interests in the Acquiring Fund Trust with respect to the Acquiring Fund and, under its governing instrument, no shareholder of the Acquiring Fund has any preemptive right or similar rights in respect thereof;

(c)        this Agreement has been duly authorized, executed and delivered by Acquiring Fund Trust on behalf of the Acquiring Fund and, assuming that the current prospectus of the Acquiring Fund, the Registration Statement and the Prospectus/Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Selling Fund Trust on behalf of the Selling Fund, is a valid and binding obligation of the Acquiring Fund Trust enforceable against the Acquiring Fund Trust in accordance with its terms;

(d)        the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Acquiring Fund Trust’s Declaration of Trust or the Acquiring Fund Trust’s By-Laws, any law, rule or regulation of the State of Delaware applicable to the Acquiring Fund Trust or any provision of any material agreement known to such counsel to which the Acquiring Fund Trust with respect to the Acquiring Fund is a party or by which it is bound;

(e)        to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquiring Fund Trust on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws; and

(f)         the Registration Statement has become effective under the 1933 Act, and to best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

Such opinion shall contain such assumptions and limitations as shall be in the opinion of Richards, Layton, & Finger PA and/or Ropes & Gray LLP or such other counsel appropriate to render the opinions expressed therein.

In this paragraph 6.2, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

6.3       The Acquiring Fund Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Selling Fund an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Selling Fund existing at the Valuation Date in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.

6.4       All actions taken by Acquiring Fund Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Selling Fund and its counsel.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1       All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by a duly authorized officer of the Selling Fund Trust, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request, including that the Selling Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to each of such dates.

7.2       The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund’s assets and liabilities, with values determined as provided in Article II of this Agreement, together with a list of the Selling Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Selling Fund Trust, together with any such other evidence as to such tax cost as the Acquiring  Fund may reasonably request.

7.3       The Acquiring Fund shall have received on the Closing Date an opinion from counsel to the Selling Fund Trust, Richards, Layton, & Finger PA and/or Ropes & Gray LLP, reasonably acceptable to the officers of the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

(a)        The Selling Fund has been duly established as a separate investment series of the Selling Fund Trust.  The Selling Fund Trust is a Delaware statutory trust, duly formed and validly existing under the laws of the State of Delaware and has the requisite trust power to own all of its properties and to carry on its business all as described in its governing instrument.  The Selling Fund Trust has the power and authority to execute, deliver and perform its obligations under this Agreement;

(b)        This Agreement has been duly authorized, executed and delivered by the Selling Fund Trust on behalf of the Selling Fund and, assuming that the current prospectus of the Acquiring Fund, the Registration Statement and the Prospectus/Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Selling Fund Trust on behalf of the Selling Fund, is a valid and binding obligation of the Selling Fund Trust enforceable against the Selling Fund Trust in accordance with its terms;

(c)        The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Selling Fund Trust’s Declaration of Trust or the Selling Fund Trust’s By-Laws, any law, rule or regulation of the State of Delaware applicable to the Selling Fund Trust or any provision of any material agreement known to such counsel to which the Selling Fund Trust is a party or by which it is bound; and

(d)        to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Selling Fund Trust on behalf of the Selling Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.

Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Richards, Layton, & Finger PA and/or Ropes & Gray LLP or such other counsel appropriate to render the opinions expressed therein.

In this paragraph 7.3, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

7.4       The Selling Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Selling Fund held or maintained by such custodian as of the Valuation Date.

7.5       The Selling Fund’s transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Selling Fund in the possession of such transfer agent as of the Closing Date, (ii) a certificate setting forth the number of shares of each class of the Selling Fund outstanding as of the Valuation Date, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

7.6       All actions taken by the Selling Fund Trust on behalf of the Selling Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and its counsel.

7.7       The assets of the Selling Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in its registration statement in effect on the Closing Date, may not properly acquire.  Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any assets if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the reorganization or would violate the Selling Fund’s fiduciary duty to its shareholders.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING

FUND AND THE SELLING FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, either party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1       This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with applicable law, the provisions of the Selling Fund Trust’s Declaration of Trust, the Selling Fund Trust’s By-Laws, and the Prospectus/Proxy Statement and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

8.2       On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3       All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no‑action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained.

8.4       The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued by the Commission and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5       The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund’s (i) net investment company taxable income (computed without regard to any deduction for dividends paid) and any net tax exempt income, each for all taxable periods ending on or prior to the Closing Date and (ii) all of the net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

8.6       The parties shall have received a favorable opinion of Ropes & Gray LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that, although not free from doubt, for federal income tax purposes:

(a)        The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares pro rata to the Selling Fund Shareholders in liquidation of the Selling Fund will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code and the Acquiring Fund and the Selling Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)        Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund.

(c)        Under Section 361 of the Code, no  gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

(d)        Under Section 354 of the Code, no gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

(e)        Under Section 358 of the Code, the aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares exchanged therefor.

(f)         Under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

(g)        Under Section 362(b) of the Code, Acquiring Fund’s tax basis in Selling Fund assets acquired by the Acquiring Fund in the Reorganization will be the same as the tax basis of such assets in the hands of the Selling Fund immediately prior to the Reorganization.

(h)        Under Section 1223(2) of the Code, the holding period in the hands of the Acquiring Fund of the assets of the Selling Fund acquired by the Acquiring Fund in the Reorganization will include the period during which those assets were held by the Selling Fund.

(i)         The Acquiring Fund will succeed to and take into account the items of the Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

Ropes & Gray LLP will express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

The opinion will be based on certain factual certifications made by officers of the Selling Fund and the Acquiring Fund and will also be based on customary assumptions. The opinion will note and distinguish certain published precedent.  The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

8.7       The Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

(a)        They are independent certified public accountants with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

(b)        On the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma capitalization tables appearing in the Registration Statement and Prospectus/Proxy Statement have been obtained from and are consistent with the accounting records of the Selling Fund;

(c)        On the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the unaudited pro forma financial statements that are included in the Registration Statement and Prospectus/Proxy Statement agree to the underlying accounting records of the Acquiring Fund and the Selling Fund or with written estimates provided by each Fund’s management, and were found to be mathematically correct; and

(d)        On the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund’s management and were found to be mathematically correct.

8.8       Unless waived by the Acquiring Fund, the Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of the Selling Fund as of the Valuation Date was computed and the valuation of the portfolio was consistent with the valuation practices of the Acquiring Fund.

8.9       The Selling Fund shall have received from KPMG LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

(a)        They are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

(b)        They had performed limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) which consisted of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus/Proxy Statement, and making inquiries of appropriate officials of the Acquiring Fund Trust and of the Selling Fund Trust responsible for financial and accounting matters whether such unaudited pro forma financial statements comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

(c)        On the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma capitalization tables appearing in the Registration Statement and Prospectus/Proxy Statement have been obtained from and are consistent with the accounting records of the Acquiring Fund; and

(d)        On the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Acquiring Fund or with written estimates by the Acquiring Fund’s management and were found to be mathematically correct.

            8.10     There shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

ARTICLE IX

EXPENSES

9.1       Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by EIMC or one of its affiliates.  Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction.  Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees, and each of the Selling Fund and Acquiring Fund will bear its own brokerage and other similar expenses in connection with the Reorganization.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1     The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2     The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1     This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund.  In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a)        Of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

(b)        A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2     In the event of any such termination, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Acquiring Fund Trust, the Selling Fund Trust, or the respective Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement to the extent provided in paragraph 9.1.

ARTICLE XII

AMENDMENTS

12.1     This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Selling Fund Shareholders without their further approval.

12.2     Each of the Selling Fund and the Acquiring Fund, after consultation with counsel and by consent of the Trustees of the Selling Fund Trust, on behalf of the Selling Fund, or the Trustees of the Acquiring Fund Trust, on behalf of the Acquiring Fund, as the case may be, on its behalf or an officer authorized by such Trustees, may waive any condition to their respective obligations hereunder.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1     The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3     This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5     Each of the Acquiring Fund and the Selling Fund represents that there is no person who has dealt with it or either the Selling Fund Trust or the Acquiring Fund Trust who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

13.6     All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding an investigation made by them or on their behalf.

13.7.    This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto.

13.8     With respect to both the Selling Fund Trust and the Acquiring Fund Trust, the names used herein refer respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware, which are hereby referred to and are also on file at the principal offices of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust.  The obligations of the Selling Fund Trust or of the Acquiring Fund Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Selling Fund Trust or the Acquiring Fund Trust, as the case may be, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund or the Acquiring Fund must look solely to the trust property belonging to the Selling Fund or, as the case may be, the Acquiring Fund for the enforcement of any claims against the Selling Fund or, as the case may be, the Acquiring Fund.

13.9     Any and all obligations or liabilities arising under or in respect of this Agreement shall be those of the Selling Fund or the Acquiring Fund, as the case may be, and shall not otherwise be obligations or liabilities of the Selling Fund Trust or the Acquiring Fund Trust, and, for clarity, under no circumstances will any other series of the Selling Fund Trust or the Acquiring Fund Trust have any obligation or liability under or in respect of this Agreement or the transactions contemplated hereby.
            IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

EVERGREEN ____________ TRUST WITH RESPECT TO ITS EVERGREEN ______________ FUND

By:

Name:

Title:

EVERGREEN ____________ TRUST WITH RESPECT TO ITS EVERGREEN

                         FUND

By:

Name:

Title:

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

Solely for the purposes of Article IX of the Agreement,

By:

Name:

Title:

EVERGREEN FIXED INCOME TRUST

PART B

STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

July 31, 2008

Relating to the

Acquisition of Assets of

EVERGREEN SELECT HIGH YIELD BOND FUND

A Series of

EVERGREEN SELECT FIXED INCOME TRUST

200 Berkeley Street

Boston, Massachusetts 02116-5034

(800) 343-2898

By and In Exchange For Shares of

EVERGREEN HIGH INCOME FUND

A Series of

EVERGREEN FIXED INCOME TRUST

200 Berkeley Street

Boston, Massachusetts 02116-5034

(800) 343-2898

This Statement of Additional Information relates specifically to the proposed transfer of the assets and liabilities of Evergreen Select High Yield Bond Fund ("Select High Yield Bond Fund"), a series of Evergreen Select Fixed Income Trust, to Evergreen High Income Fund ("High Income Fund"), a series of Evergreen Fixed Income Trust, in exchange for Class A and Class I shares of High Income Fund (to be issued to holders of Class IS and Class I shares, respectively, of beneficial interest, $0.001 par value per share, of Select High Yield Bond Fund) (the "Merger").  This Statement of Additional Information contains information that may not be included in the combined Prospectus/Proxy Statement dated July 31, 2008, which relates to the Merger.

This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement dated July 31, 2008, for the special meeting of shareholders of Evergreen Select High Yield Bond Fund, to be held on September 12, 2008, into which this Statement of Additional Information has been incorporated by reference.  A copy of the Prospectus/Proxy Statement, which has been filed with the Securities and Exchange Commission, may be obtained without charge by calling or writing to Evergreen Fixed Income Trust at the address and phone number set forth above.

This Statement of Additional Information consists of this cover page and the following described documents, each of which is either attached hereto or incorporated by reference herein:

(1)  The Statement of Additional Information for Select High Yield Bond Fund and High Income Fund dated September 1, 2007, as supplemented;

(2)  The financial statements, including the notes to the financial statements, and the report of the independent registered public accounting firm, KPMG LLP, thereon contained in the annual report for Select High Yield Bond Fund, dated April 30, 2008, which were filed with the Securities and Exchange Commission on July 3, 2008, File No. 811-08365, on Form N-CSR, accession no. 00001133228-08-000452, and are incorporated herein by reference to that filing; and

(3)  The financial statements, including the notes to the financial statements, and the report of the independent registered public accounting firm, KPMG LLP, thereon contained in the annual report for High Income Fund, dated April 30, 2008, which were filed with the Securities and Exchange Commission on July 3, 2008, File No. 811-08415, on Form N-CSR, accession no. 00001133228-08-000445, and are incorporated herein by reference to that filing;

(4)  The unaudited pro forma financial statements as of April 30, 2008.

The date of this Statement of Additional Information is July 31, 2008.

SUPPLEMENT TO THE

STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN BALANCED FUNDS
EVERGREEN DOMESTIC EQUITY FUNDS I
EVERGREEN DOMESTIC EQUITY FUNDS II
EVERGREEN EQUITY INDEX FUNDS
EVERGREEN ENVISION FUNDS
EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS
EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
EVERGREEN MONEY MARKET FUNDS
EVERGREEN NATIONAL MUNICIPAL BOND FUNDS
EVERGREEN SECTOR FUNDS
EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS
EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS
EVERGREEN STATE MUNICIPAL BOND FUNDS
EVERGREEN VARIABLE ANNUITY FUNDS

Effective January 1, 2008, the information in part one of the Statement of Additional Information in the section entitled “Service Providers -- Administrator” is revised to reflect the fact Evergreen Investment Management Company, LLC ("EIMC"), will replace Evergreen Investment Services, Inc. ("EIS"), as the administrator to the Funds upon the assignment of the Funds' Administrative Services Agreement from EIS to EIMC.

October 1, 2007	580935 (10/07)

SUPPLEMENT TO THE

STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN BALANCED FUNDS
EVERGREEN DOMESTIC EQUITY FUNDS I
EVERGREEN DOMESTIC EQUITY FUNDS II
EVERGREEN EQUITY INDEX FUNDS
EVERGREEN ENVISION FUNDS
EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS
EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
EVERGREEN MONEY MARKET FUNDS
EVERGREEN NATIONAL MUNICIPAL BOND FUNDS
EVERGREEN SECTOR FUNDS
EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS
EVERGREEN STATE MUNICIPAL BOND FUNDS
EVERGREEN VARIABLE ANNUITY FUNDS

(each a 'Fund')

Effective immediately, the information in part one of the Statement of Additional Information in the section entitled “Service Providers -- Transfer Agent” is revised to reflect the fact that the annual transfer agency fee assessed per open account for a Fund paying dividends on a monthly basis or for a money market fund is $26.00 provided in each case the open account is held directly with the Fund.

Effective January 1, 2008, the first footnote to the table in that section is revised to state that for accounts held in the name of a financial intermediary, Evergreen Service Company, LLC ("ESC"), the Fund's transfer agent, may pay the financial intermediary an amount intended to compensate the intermediary for certain shareholder services provided by it and related expenses, and that the Fund reimburses ESC for all or a portion of that amount (plus an additional amount equal to twelve percent of the reimbursement as compensation to ESC for the operation of the reimbursement program).

December 31, 2007	580936 (12/07)

SUPPLEMENT TO THE

STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN BALANCED FUNDS
EVERGREEN DOMESTIC EQUITY FUNDS I
EVERGREEN DOMESTIC EQUITY FUNDS II
EVERGREEN EQUITY INDEX FUNDS
EVERGREEN ENVISION FUNDS
EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS
EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
EVERGREEN MONEY MARKET FUNDS
EVERGREEN NATIONAL MUNICIPAL BOND FUNDS
EVERGREEN SECTOR FUNDS
EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS

EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS
EVERGREEN STATE MUNICIPAL BOND FUNDS
EVERGREEN VARIABLE ANNUITY TRUST

Effective immediately, the paragraph preceding the “Trustee Compensation” table is amended to include the following sentence:

Carol A. Kosel became a Trustee effective January 1, 2008 and received $57,200 from the Evergreen Fund Complex for her role as consultant to the Evergreen Boards of Trustees for the period from January 2007 to November 2007.

In the “Independent Trustees” table in the section entitled “Management of the Trust”, the following is added and footnote 1 is replaced as follows:

Name and Date of Birth	Position with Trust	Beginning Year of Term of Office[1]	Principal Occupations for Last Five Years	Number of Portfolios Overseen in the Evergreen Fund Complex as of 12/31/2007	Other Directorships held outside of the Evergreen Fund Complex
Carol A. Kosel DOB: 12/25/1963	Trustee	2008	Former Consultant to the Evergreen Boards of Trustees; Former Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund.	93	None

1 Each Trustee, except Mses. Kosel and Norris, serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. As new Trustees, Ms. Kosel’s and Ms. Norris’ initial terms end December 31, 2010 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees.

                The following is added to the “Trustee Ownership of Evergreen Funds Shares – Independent Trustees” table in the section entitled “Management of the Trust”:

Trustee	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Fund Complex
Carol A. Kosel	Evergreen Small Cap Value Fund	Over $100,000	Over $100,000

 The section entitled “Management of the Trust” is revised to add the following:

                As of January 1, 2008, the Committee memberships have been revised as follows: Messrs. Pettit and Richardson and Ms. Kosel will serve as members of the Distribution, 12b-1, and Service Committee, with Mr. Pettit serving as Chairperson. Each member of the Committee is an Independent Trustee. Messrs. Gifford, McDonnell, Shima, Wagoner and Dr. Keith will serve as members of the Performance Committee, with Dr. Keith serving as Chairperson. With the exception of Mr. Wagoner, the members of the Performance Committee are Independent Trustees.

January 2, 2008	581469 (1/08)

SUPPLEMENT TO THE

STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN BALANCED FUNDS
EVERGREEN DOMESTIC EQUITY FUNDS I
EVERGREEN DOMESTIC EQUITY FUNDS II
EVERGREEN EQUITY INDEX FUNDS
EVERGREEN ENVISION FUNDS
EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS
EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
EVERGREEN MONEY MARKET FUNDS
EVERGREEN NATIONAL MUNICIPAL BOND FUNDS
EVERGREEN SECTOR FUNDS
EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS
EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS
EVERGREEN STATE MUNICIPAL BOND FUNDS
EVERGREEN VARIABLE ANNUITY TRUST

Effective immediately, the paragraph under the “Legal Counsel” section in part one of the Statements of Additional Information is replaced with the following:

                Ropes & Gray LLP, One International Place, Boston, MA 02110-2624, serves as counsel to the Funds and the independent Trustees of the Trust.

February 8, 2008	581952 (2/08)

SUPPLEMENT TO THE

STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN DOMESTIC EQUITY FUNDS I

EVERGREEN DOMESTIC EQUITY FUNDS II

EVERGREEN ENVISION FUNDS

EVERGREEN SECTOR FUNDS

EVERGREEN GLOBAL AND INTERNATIONAL FUNDS

EVERGREEN BALANCED FUNDS

EVERGREEN EQUITY INDEX FUNDS

EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS

EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS

EVERGREEN NATIONAL MUNICIPAL BOND FUNDS

EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS

EVERGREEN STATE MUNICIPAL BOND FUNDS

EVERGREEN MONEY MARKET FUNDS

EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS

EVERGREEN VARIABLE ANNUITY FUNDS

(collectively, the “Funds”)

                The following has been added to the section entitled “Additional Information on Securities and Investment Practices” in the Funds' Statements of Additional Information:

Loans.  A Fund may invest in loans including, for example, corporate loans, loan participations, direct debt, bank debt and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders.  Alternatively, a Fund may invest in loans through novations, assignments and participating interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan or acquires a participation interest in a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor or participating institution to demand payment and enforce rights under the loan.  (There may be one or more assignors or participating institutions prior in time to the Fund.)

Loans in which a Fund may invest are subject generally to the same risks as debt securities in which the Fund may invest.   In addition, loans in which a Fund may invest are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities, including bridge loans. A significant portion of the loans purchased by a Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

In addition, loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, a Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

If a Fund only acquires an assignment of or a participation in the loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan.  In addition, a Fund may have to rely on the assignor(s) or participating institution(s) to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; the Fund will be subject to the risk that the assignor(s) may be unwilling or unable to do so.  In such a case, the Fund would not likely have any rights over against the borrower directly.

Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation.  A Fund may be required to fund such advances at times and in circumstances where the Fund might not otherwise choose to make a loan to the borrower.

The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. If a secured loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender.

March 13, 2008	581952 (3/08)

SUPPLEMENT TO THE PROSPECTUSES

AND STATEMENT OF ADDITIONAL INFORMATION

OF
EVERGREEN DOMESTIC EQUITY FUNDS I
EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS

I.              Evergreen Special Equity Fund, Evergreen Select High Yield Bond Fund

The Board of Trustees of the Evergreen funds, at a meeting held on June 11-12, 2008, approved proposals to merge each Target Fund (as shown below) into the corresponding Surviving Fund and to submit the proposed mergers for the approval of the respective Target Fund's shareholders.

If the shareholders of a Target Fund approve the proposal, the corresponding Surviving Fund will acquire all of the assets and assume all of the liabilities of the Target Fund and shareholders of the Target Fund will receive shares of the Surviving Fund in exchange for their Target Fund shares.  If approved, the mergers are expected to take place in September 2008.

Target Funds	Surviving Funds
Evergreen Special Equity Fund	Evergreen Golden Core Opportunities Fund
Evergreen Select High Yield Bond Fund	Evergreen High Income Fund

June 12, 2008                                                                                                                                                         582551(6/08)

EVERGREEN FIXED INCOME TRUST EVERGREEN SELECT FIXED INCOME TRUST 200 Berkeley Street Boston, Massachusetts 02116 1.800.343.2898
EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS
STATEMENT OF ADDITIONAL INFORMATION September 1, 2007, as supplemented October 1, 2007
Evergreen Core Bond Fund (“Core Bond Fund”) Evergreen Select High Yield Bond Fund (“Select High Yield Bond Fund”)

Evergreen Core Plus Bond Fund ("Core Plus Bond Fund") (formerly Evergreen Diversified Bond Fund)

Evergreen High Income Fund ("High Income Fund') (formerly Evergreen High Yield Bond Fund)

Evergreen Diversified Income Builder Fund (“Diversified Income Builder Fund") (fomerley Evergreen Strategic Income Fund)

Evergreen U.S. Government Fund (“U.S. Government Fund”)

Each Fund is a series of an open-end management investment company known as Evergreen Select Fixed Income Trust	Each Fund is a series of an open-end management investment company known as Evergreen Fixed Income Trust
(Each of the above series, a “Fund”, together, the “Funds”; each of Evergreen Select Fixed Income Trust and Evergreen Fixed Income Trust, a “Trust”, together, the “Trusts”)

            This Statement of Additional Information (SAI) pertains to all classes of shares of the Funds listed above. It is not a prospectus but should be read in conjunction with the prospectuses dated September 1, 2007, as supplemented October 1, 2007, and as amended from time to time, for the Fund in which you are making or contemplating an investment. The Funds are offered through three prospectuses – one offering Class A, Class B, Class C shares of each Fund except Select High Yield Bond Fund and Class I shares of each Fund, one offering Class IS shares of Core Bond Fund and Select High Yield Bond Fund and one offering Class R shares of Core Bond Fund. You may obtain a prospectus without a charge by calling 1.800.343.2898 or by downloading it off our Web site at EvergreenInvestments.com. The information in Part 1 of this SAI is specific information about the Funds described in the prospectus. The information in Part 2 of this SAI contains more general information about the Funds described in the prospectus that may or may not apply to the Fund or class of shares in which you are interested.

Certain information may be incorporated by reference to the Funds’ Annual Reports dated April 30, 2007. You may obtain a copy of the Annual Reports without charge by calling 1.800.343.2898 or downloading them from EvergreenInvestments.com.

TABLE OF CONTENTS

PART 1

TRUST HISTORY............................................................................................................................. 1-1

INVESTMENT POLICIES.................................................................................................................. 1-1

OTHER SECURITIES AND PRACTICES............................................................................................. 1-3

PRINCIPAL HOLDERS OF FUND SHARES........................................................................................ 1-4

EXPENSES..................................................................................................................................... 1-9

COMPUTATION OF CLASS A OFFERING PRICE............................................................................. 1-14

SERVICE PROVIDERS................................................................................................................... 1-14

FINANCIAL STATEMENTS.............................................................................................................. 1-16

PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES................................... 2-1

PURCHASE AND REDEMPTION OF SHARES................................................................................. 2-19

PRICING OF SHARES.................................................................................................................... 2-21

PRINCIPAL UNDERWRITER........................................................................................................... 2-22

TAX INFORMATION........................................................................................................................ 2-29

BROKERAGE................................................................................................................................ 2-32

ORGANIZATION............................................................................................................................. 2-33

INVESTMENT ADVISORY AGREEMENT......................................................................................... 2-34

PORTFOLIO MANAGERS............................................................................................................... 2-35

MANAGEMENT OF THE TRUST...................................................................................................... 2-46

POLICY FOR DISSEMINATION OF PORTFOLIO HOLDINGS............................................................. 2-52

CORPORATE AND MUNICIPAL BOND RATINGS............................................................................. 2-53

ADDITIONAL INFORMATION........................................................................................................... 2-63

PROXY VOTING POLICY AND PROCEDURES...................................................................... Appendix A

PART 1

TRUST HISTORY

Each Trust is an open-end management investment company, which was organized as a Delaware statutory trust on September 18, 1997.   Evergreen Core Plus Bond Fund, Evergreen High Income Fund, Evergreen Diversified Builder Income Fund and Evergreen U.S. Government Fund are each a diversified series of Evergreen Fixed Income Trust. Evergreen Core Bond Fund and Evergreen Select High Yield Bond Fund are each a diversified series of Evergreen Select Fixed Income Trust.  A copy of each Trust's Declaration of Trust is on file as an exhibit to each Trust's Registration Statement, of which this SAI is a part.

            On June 1, 2007, Evergreen Strategic Income Fund changed its name to Evergreen Diversified Income Builder Fund.

            On August 1, 2007, Evergreen Diversified Bond Fund changed its name to Evergreen Core Plus Bond Fund.

            On September 1, 2007, Evergreen High Yield Bond Fund changed its name to Evergreen High Income Fund.

INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS

            Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).  In some cases, an explanation beneath a fundamental policy describes the Fund’s practices with respect to that policy, as allowed by current law.  If the law governing a policy changes, the Fund’s practices may be changed accordingly without a shareholder vote.  Unless otherwise stated, all references in this section to the assets of the Fund are in terms of current market value.

1.         Diversification

            Each Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

            Further Explanation of Diversified Funds:

            To remain classified as a diversified investment company under the 1940 Act, each Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase.  The 5% and 10% limitations do not apply to (1) the Funds’ assets represented by cash or cash equivalents, (2) investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities and (3) shares of other investment companies.

2.         Concentration

Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

Further Explanation of Concentration Policy:

                Each Fund may not invest more than 25% of its total assets in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government, any state or territory of the U.S. or its agencies, instrumentalities or political subdivisions).

3.         Issuing Senior Securities

Except as permitted under the 1940 Act, each Fund may not issue senior securities.

4.         Borrowing

Each Fund may not borrow money, except to the extent permitted by applicable law.

Further Explanation of Borrowing Policy:

              Under the 1940 Act generally, each Fund may borrow from banks in an amount up to 33 1/3% of its total assets (including amounts borrowed) for any reason, and each Fund may also borrow up to an additional 5% of its total assets from banks or others for temporary or emergency purposes.   Each Fund may also borrow from certain other Evergreen funds pursuant to applicable exemptive relief, within the limitations described above.

5.         Underwriting

            Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

6.         Real Estate

Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

Further Explanation of Real Estate Policy:

Each Fund may acquire or dispose of real estate or interests in real estate acquired through the exercise of its rights as the holder of debt obligations secured by real estate or interests therein.

7.         Commodities

Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

8.         Lending

Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities or cash in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

Further Explanation of Lending Policy:

To generate income and offset expenses, a Fund may lend portfolio securities to broker‑dealers and other financial institutions in an amount up to 33 1/3% of its total assets.  While securities are on loan, the borrower will pay the Fund any income accruing on the security.  The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high‑grade, short‑term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.

When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest.  The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

The Funds in the Evergreen Select Equity Trust, Evergreen Select Fixed Income Trust (except Evergreen Adjustable Rate Fund), Evergreen Equity Trust and Evergreen Fixed Income Trust have the ability to lend cash to other Evergreen funds, in accordance with Evergreen’s Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission on November 20, 2001 (Rel. No. 25247-812-11592).

OTHER SECURITIES AND PRACTICES

For information regarding securities the Funds may purchase and investment practices the Funds may use, see the following sections in Part 2 of this SAI under “Additional Information on Securities and Investment Practices.”  Information provided in the sections listed below expands upon and supplements information provided in the Funds’ prospectuses.

Money Market Instruments

U.S. Government Agency Securities

When-Issued, Delayed-Delivery and Forward Commitment Transactions

Repurchase Agreements

Reverse Repurchase Agreements

Dollar Roll Transactions (applicable to Core Bond Fund, Core Plus Bond Fund, High Income Fund, Diversified Income Builder Fund and U.S. Government Fund)

Covered Dollar Rolls (applicable to Core Bond Fund, Core Plus Bond Fund, High Income Fund,Diversified Income Builder Fund and U.S. Government

   Fund)

Convertible Securities (applicable to CoreBond Fund, Core Plus Bond Fund and Select High Yield Bond

    Fund)

Derivatives - Swaps, Caps, Floors and Collars

Derivatives - Options and Futures Strategies

Derivatives - Foreign Currency Transactions (applicable toCore Plus Bond Fund, High Income Fund, Select High Yield Bond Fund and Diversified Income Builder Fund)

Foreign Securities (applicable to Core Plus Bond Fund, High Income Fund, Select High Yield Bond Fund and Diversified Income Builder Fund)

Premium Securities

High Yield, High Risk Bonds (applicable toCore Plus Bond Fund, High Income Fund, Select High Yield Bond Fund and Diversified Income Builder Fund)

Illiquid and Restricted Securities

Investment in Other Investment Companies

Short Sales

Obligations of Foreign Branches of U.S. Banks (applicable to Core PlusBond Fund and High Income Fund)

Zero Coupon “Stripped” Bonds

Mortgage‑Backed or Asset‑Backed Securities

Limited Partnerships (applicable toCore Plus Bond Fund, High Income Fund and

    Diversified Income Builder Fund)

Master Demand Notes

Brady Bonds

Payment in Kind Securities

Variable or Floating Rate Securities

Securities Lending

Leverage

TBA Mortgage Securities (applicable to   Diversified Income Builder Fund)

Currency Cross-hedge (applicable to Diversified Income Builder Fund)

Currency Proxy-hedge (applicable to Diversified Income Builder Fund)

Creating a Net Long Position Versus a Foreign Currency (applicable to Diversified Income Builder Fund)

Sovereign Debt Obligations (applicable to Diversified Income Builder Fund)

            Notwithstanding the above, each Fund may invest up to 5% of its assets in each of the securities or practices discussed in Part 2 of this SAI under “Additional Information on Securities and Investment Practices.”

PRINCIPAL HOLDERS OF FUND SHARES

            As of August 1, 2007, the officers and Trustees of the Trusts owned as a group less than 1% of the outstanding shares of any class of each Fund.

            Except as noted below in the table, to the Funds' knowledge no persons owned of record 5% or more of any class of shares of the Funds.  No person is reflected on the books and records of the Funds as owning beneficially 5% or more of the outstanding shares of any class of the Funds as of August 1, 2007.

Core Bond Fund Class A
Charles Schwab & Co. Inc. Special Custody Account FBO Exclusive Benefit of Customers Reinvest Acct 101 Montgomery Street/Mutual Funds San Francisco, CA 94104	17.76%
Wachovia Bank 401K Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	16.33%
MLPF & S For Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr. E – 2nd Floor Jacksonville, FL 32246-6484	6.53%
Core Bond Fund Class B
MLPF & S For Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr. E – 2nd Floor Jacksonville, FL 32246-6484	8.46%
Core Bond Fund Class C
MLPF & S For Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr. E – 2nd Floor Jacksonville, FL 32246-6484	61.37%
Core Bond Fund Class I
Wachovia Bank Cash Account Attn: Trust Operations Fund Group 401 South Tryon Street 3rd Floor – CMG1151 Charlotte, NC 28202-1934	46.66%
Wachovia Bank Trust Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	18.46%
Wachovia Bank 401K Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	9.51%
Wachovia Bank Cash/Reinvest Account Attn: Trust Operations Fund Group 401 South Tryon Street 3rd Floor – CMG1151 Charlotte, NC 28202-1934	8.11%
Core Bond Fund Class IS
Oklahoma Public Employees Retire System – Board of Trustees Sooner Savings Plan 457 c/o Great West 8515 E Orchard Road Englewood, CO 80111-5002	25.73%
Oklahoma Public Employees Retire System – Board of Trustees Sooner Savings Plan 401 (A) c/o Great West 8515 E Orchard Road Englewood, CO 80111-5002	5.74%
Core Bond Fund Class R
Hartford Life Insurance Co. Separate Account Attn: Dave Ten Broeck PO Box 2999 Hartford, CT 06104-2999	50.44%
MLPF & S For Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr. E – 2nd Floor Jacksonville, FL 32246-6484	45.12%
Core Plus Bond Fund Class A
MLPF & S For Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr. E – 2nd Floor Jacksonville, FL 32246-6484	5.52%
Core Plus Bond Fund Class B
MLPF & S For Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr. E – 2nd Floor Jacksonville, FL 32246-6484	5.82%
Core Plus Bond Fund Class C
MLPF & S For Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr. E – 2nd Floor Jacksonville, FL 32246-6484	5.23%
Core Plus Bond Fund Class I
Prudential Investment Mgmt Services For the Benefit of Mutual Fund Clients Mail Stop NJ 05-11-20 100 Mulberry Street 3 Gateway Center Floor 11 Newark, NJ 07102-4000	5.48%
Citigroup Global Markets Inc. House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York, NY 10001-2402	5.24%
Diversified Income Builder Fund Class A
Charles Schwab & Co. Inc. Special Custody Account FBO Exclusive Benefit of Customers Reinvest Account 101 Montgomery Street/Mutual Funds San Francisco, CA 94104	12.17%
Diversified Income Builder Fund Class B
MLPF & S For Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr. E – 2nd Floor Jacksonville, FL 32246-6484	5.20%
Diversified Income Builder Fund Class C
Citigroup Global Markets Inc. House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York, NY 10001-2402	10.27%
MLPF & S For Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr. E – 2nd Floor Jacksonville, FL 32246-6484	9.28%
Diversified Income Builder Fund Class I
Wachovia Bank Cash Account 1525 W WT Harris Blvd. Charlotte, NC 28288-0001	37.86%
US Bank FBO Executive Benefit Group PO Box 1787 Milwaukee, WI 53201-1787	23.47%
Wachovia Bank 401(k) Accounts 1525 W WT Harris Blvd. Charlotte, NC 28288-0001	18.52%
Wachovia Bank Reinvest Account Trust Accounts 1525 W WT Harris Blvd. Charlotte, NC 28288-0001	10.21%
High Yield Bond Fund Class A
Charles Schwab & Co. Inc. Special Custody Account FBO Exclusive Benefit of Customers Reinvest Account 101 Montgomery Street/Mutual Funds San Francisco, CA 94104	14.04%
High Yield Bond Fund Class B
MLPF & S For Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr. E – 2nd Floor Jacksonville, FL 32246-6484	6.07%
High Yield Bond Fund Class C
Citigroup Global Markets Inc. House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York, NY 10001-2402	6.17%
MLPF & S For Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr. E – 2nd Floor Jacksonville, FL 32246-6484	5.44%
High Yield Bond Fund Class I
Envision Growth & Income Fund 200 Berkeley Street Boston, MA 02116-5002	35.75%
Wachovia Bank 401(k) Accounts 1525 W WT Harris Blvd. Charlotte, NC 282888-0001	19.84%
Wachovia Bank Cash Account Attn: Trust Operations Fund Group 401 S Tryon Street-3rd Floor, CMG 1151 Charlotte, NC 28202-1934	17.60%
FTC & Co. Attn: Datalynx House Account PO Box 173736 Denver, CO 80217-3736	13.50%
Envision Growth & Income Fund 200 Berkeley Street Boston, MA 02116-5002	6.76%
Select High Yield Bond Fund Class I
Wachovia Bank Cash Account Attn: Trust Operations Fund Group 401 S Tryon Street-3rd Floor, CMG 1151 Charlotte, NC 28202-1934	48.10%
Wachovia Bank Trust Accounts Cash/Reinvest 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	10.04%
Capinco c/o US Bank PO Box 1787 Milwaukee, WI 53201-1787	8.59%
Select High Yield Bond Fund Class IS
c/o The Bank of New York Post & Co. Mutual Fund Reorg Department PO Box 1066 New York, NY 10268-1066	30.84%
c/o The Bank of New York Post & Co. Mutual Fund Reorg Department PO Box 1066 New York, NY 10268-1066	24.51%
c/o The Bank of New York Post & Co. Mutual Fund Reorg Department PO Box 1066 New York, NY 10268-1066	20.79%
c/o The Bank of New York Post & Co. Mutual Fund Reorg Department PO Box 1066 New York, NY 10268-1066	6.30%
U.S. Government Fund Class A
None	None
U.S. Government Fund Class B
MLPF & S For Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr. E – 2nd Floor Jacksonville, FL 32246-6484	6.44%
U.S. Government Fund Class C
MLPF & S For Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr. E – 2nd Floor Jacksonville, FL 32246-6484	10.66%
SEI Private Trust Company c/o Cherry Trust & Co. Attn: Mutual Funds Administrator One Freedom Valley Drive Oaks, PA 19456	6.35%
Citigroup Global Markets Inc. House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York, NY 10001-2402	5.05%
U.S. Government Fund Class I
Wachovia Bank 401(k) Accounts 1525 W WT Harris Blvd. Charlotte, NC 282888-0001	50.07%
Credit Suisse First Boston Capital LLC Attn: Parshu Shah 11 Madison Ave, Floor 3 New York, NY 10010-3629	23.34%
US Bank FBO Executive Benefit Group PO Box 1787 Milwaukee, WI 53201-1787	17.91%

EXPENSES

Advisory Fees

Evergreen Investment Management Company, LLC (EIMC), a wholly owned subsidiary of Wachovia Corporation (Wachovia), is the investment advisor to the Funds.  EIMC is located at 200 Berkeley Street, Boston, Massachusetts, 02116-5034. Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013.  For more information, see “Investment Advisory Agreement” in Part 2 of this SAI.

EIMC is entitled to receive from High Income Fund and Core Plus Bond Fund an annual fee of 2.0% of the relevant Fund's gross dividend and interest income, plus the following:

Average Daily Net Assets	Fee
First $500 million	0.31%
Over $500 million	0.16%

                    EIMC is entitled to receive, from Diversified Income Builder Fund, an annual fee of 2.0% of the Fund's gross dividend and interest income, plus the Fund's pro rata share of a fee at an annual rate based on the aggregate of the Fund's average daily net assets and the average daily net assets of Evergreen VA Diversified Income Builder Fund, as follows :

Aggregate Average Daily Net Assets	Fee
First $500 million	0.31%
Over $500 million	0.16%

EIMC is entitled to receive from Select High Yield Fund and U.S. Government Fund a fee at the following annual rates based on each Fund’s average daily net assets. Such fees are computed as of the close of each business day and paid monthly. Each fund's advisory fees are as follows:

Select High Yield Fund
Average Daily Net Assets	Fee
First $1 billion	0.50%
Over $1 billion	0.45%

U.S. Government Fund
Average Daily Net Assets	Fee
First $250 million	0.42%
Next $250 million	0.40%
Next $500 million	0.37%
Over $1 billion	0.35%

                    EIMC is entitled to receive, from Core Bond Fund, the Fund's pro rata share of a fee at an annual rate based on the aggregate of the Fund's average daily net assets and the average daily net assets of Evergreen VA Core Bond Fund, as follows:

Core Bond Fund
Aggregate Average Daily Net Assets of the Fund	Fee
First $5 billion	0.32%
Next $3 billion	0.30%
Over $8 billion	0.28%

Advisory Fees Paid

Below are the advisory fees paid by each Fund for the last three fiscal years or periods.

Fund/Fiscal Year or Period Ended	Advisory Fees Paid	Advisory Fees Waived
April 30, 2007
Core Bond Fund	$9,664,359	$4,018,131
Core Plus Bond Fund	$813,758	$548,154
High Income Fund	$3,171,045	$0
Select High Yield Bond Fund	$1,550,823	$0
Diversified Income Builder Fund	$1,437,989	$0
U.S. Government Fund	$2,220,338	$0
April 30, 2006
Core Bond Fund	$9,940,900	$4,347,089
Core Plus Bond Fund (1)	$318,872	$295,807
High Income Fund	$3,797,483	$0
Select High Yield Bond Fund	$2,423,151	$0
Diversified Income Builder Fund	$1,694,089	$0
U.S. Government Fund	$2,239,342	$0
April 30, 2005
Core Bond Fund	$10,826,692	$3,672,472
Core Plus Bond Fund (2)	$807,699	$343,119
High Income Fund	$4,424,216	$0
Select High Yield Bond Fund	$2,942,318	$0
Diversified Income Builder Fund	$1,829,933	$0
U.S. Government Fund	$2,259,133	$0

For the five months ended April 30, 2006.  Core Plus Bond Fund changed its fiscal year end from November 30 to April 30, effective April 30, 2006.

For the year ended November 30, 2005.

Sub-Advisory Fees Paid

Tattersall Advisory Group, Inc. (TAG), a subsidiary of Wachovia Corporation, acts as a sub-advisor to each Fund (except Diversified Income Builder Fund). As sub-advisor, TAG manages a Fund's investments on an day-to-day basis, and with respect to Core Plus Bond Fund, manages its assets invested in domestic fixed income securities. The Funds do not pay a direct fee to TAG for its sub-advisory services. EIMC has entered into a sub-advisory agreement with TAG relating to these Funds, under which: (i) with respect to Core Plus Bond Fund, High Income Fund, Select High Yield Fund and U.S. Government Fund, EIMC pays TAG a fee equal to 90% of the advisory fee retained by EIMC pursuant to its advisory agreement with the Fund; and (ii) with respect to Core Bond Fund, EIMC pays TAG a fee at the annual rate of 0.32% of the average daily net assets of the Fund. For purposes of the sub-advisory agreement, advisory fees waived by EIMC voluntarily or as a result of a voluntary or contractual expense cap are not “retained.”

            First International Advisers, LLC d/b/a Evergreen International Advisors (“EIA”), a subsidiary of Wachovia Corporation, also acts as a sub-advisor to Core Plus Bond Fund. As a sub-advisor, EIA manages the Core Plus Bond Fund's assets invested in foreign fixed income securities on a day-to-day basis. Core Plus Bond Fund does not pay a direct fee to EIA for its sub-advisory services. EIMC has entered into a sub-advisory agreement with EIA relating to the Fund under which EIMC pays a monthly fee calculated at an annual rate of 0.045% of the average daily net assets of Core Plus Bond Fund.

Brokerage Commissions

                Below are the brokerage commissions paid for the last three fiscal years or periods by the Funds to (1) all brokers and (2) to Wachovia Securities, LLC, an affiliate of Wachovia Corporation that places trades through its wholly owned subsidiary, First Clearing Corp. For more information regarding brokerage commissions, see “Brokerage” in Part 2 of the SAI.

Fund	Total Paid to All Brokers	Total Paid to Wachovia Securities, LLC
Year Ended April 30, 2007
Core Bond Fund	$46,071	$2,000
Core Plus Bond Fund	$4,536	$0
High Income Fund	$41,320	$1,005
Diversified Income Builder Fund	$807	$0
Select High Yield Bond Fund	$0	$0
U.S. Government Fund	$0	$0
Year Ended April 30, 2006
Core Bond Fund	$139,146	$0
Core Plus Bond Fund	$4,975 (1)	$0
High Income Fund	$60,708	$7,787
Diversified Income Builder Fund	$1,677	$0
Select High Yield Bond Fund	$134	$0
U.S. Government Fund	$0	$0
Year Ended April 30, 2005
Core Bond Fund	$120	$0
Core Plus Bond Fund	$4,293 (2)	$0
High Income Fund	$19,925	$2,387
Diversified Income Builder Fund	$0	$0
Select High Yield Bond Fund	$0	$0
U.S. Government Fund	$0	$0

(1)    For the five months ended April 30, 2006.  Core Plus Bond Fund changed its fiscal year end from November 30 to April 30, effective April 30, 2006.

(2)   For the year ended November 30, 2005.

Brokerage Commissions with Research Firms

            During the fiscal year ended April 30, 2007, the Funds allocated the following amount of transactions, and related commissions, to broker-dealer firms that EIMC considers to provide research services (“Research Firms”). Wachovia Securities, LLC (together with its wholly-owned subsidiary, First Clearing, LLC) is a Research Firm. The provision of research was not necessarily a factor in the placement of these transactions with such Research Firms.

Fund	Dollar Amount of Transactions with Research Firms	Commissions Paid on Transactions with Research Firms
Core Bond Fund	$0	$0
Core Plus Bond Fund	$456,935,571	$4,535
High Income Fund	$746,439,583	$40,785
Select High Yield Bond Fund	$390,917,455	$0
Diversified Income Builder Fund	$1,320,101,459	$473
U.S. Government Fund	$7,029,236,071	$0

The following table lists the value of each Fund’s holdings, if any, in the securities of its regular brokers or dealers (as defined under Rule 10b-1 of the 1940 Act), or their parent companies, as of the end of the Fund’s most recent fiscal year.

Fund	Regular Broker or Dealer	Value

Core Bond Fund	Banc of America Securities, LLC	$25,000,000
	Bank of America Corp.	$20,429,937
	Lehman Brothers Holdings, Inc.	$25,000,000
	Legg Mason, Inc.	$1,083,004
	Mellon Capital II	$6,531,839
	Merrill Lynch & Co., Inc.	$10,069,497
	Morgan Stanley	$23,393,415
	Nomura Securities, Inc.	$25,000,000
Core Plus Bond Fund	Arch Western Financial, LLC	$249,375
	Allied Capital Corp.	$3,986,800
	American Capital Strategies, Ltd.	$3,480,400
	Bank of America Corp.	$13,584,938
	ERAC USA Finance Co.	$2,351,489
	Goldman Sachs Group, Inc.	$1,977,470
	ING Groep NV	$1,496,893
	JPMorgan Chase & Co.	$2,031,356
	Mellon Capital II	$3,649,072
	Morgan Stanley	$980,856
	Pemex Project Funding Master Trust	$775,500
	Petroplus Financial, Ltd.	$75,863
	Preferred Term Securities, Ltd.	$3,044,320
	Prudential Holdings, LLC	$3,782,514
Diversified Income Builder Fund	Bank of America Corp.	$15,467,171
	Citigroup, Inc.	$1,116,235
	Goldman Sachs Group, Inc.	$3,359,356
	HBOS treasury Services	$2,325,192
	Morgan Stanley	$893,754
	Preferred Term Securities, Ltd.	$2,256,152
	Ship Finance International, Ltd.	$895,275
High Income Fund	Banc of America Securities, LLC	$22,025,165
	Deutsche Bank Securities, Inc.	$4,000,000
	Nomura Securities International, Inc.	$25,000,000
	Petroplus Financial, Ltd.	$1,987,594
	Preferred Term Securities, Ltd.	$594,353
	Ship Finance International, Ltd.	$5,087,025
Select High Yield Bond Fund	Arch Western Financial, LLC	$1,920,187
	Petroplus Financial, Ltd.	$556,325
U.S. Government Fund	Bank of America Corp.	$5,957,616
	Preferred Term Securities, Ltd.	$5,179,712

Portfolio Turnover

            The Funds generally do not take portfolio turnover into account in making investment decisions. This means the Funds could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Funds and their shareholders.  It may also result in the Funds realizing greater net short-term capital gains, which are taxable to shareholders as ordinary income.

Underwriting Commissions

Below are the underwriting commissions received by Evergreen Investment Services, Inc. (EIS), the Funds' principal underwriter and an affiliate of Wachovia Corporation, from sales charges on the sale of Fund shares and the amounts retained by EIS after the payment of any dealer allowance for the last three fiscal years or periods. EIS is an affiliate of the Funds and EIMC. For more information, see “Principal Underwriter” in Part 2 of this SAI.

Fiscal Year or Period/Fund	Aggregate Total Underwriting Commissions	Underwriting Commissions Retained
April 30, 2007
Core Bond Fund	$335,849	$11,446
Core Plus Bond Fund	$111,118	$7,598
High Income Fund	$500,217	$27,746
Select High Yield Bond Fund	$0	$0
Diversified Income Builder Fund	$156,727	$7,940
U.S. Government Fund	$64,239	$3,887
April 30, 2006
Core Bond Fund	$554,548	$27,355
Core Plus Bond Fund (1)	$91,009	$5,298
High Income Fund	$640,991	$39,895
Select High Yield Bond Fund	$0	$0
Diversified Income Builder Fund	$421,894	$23,530
U.S. Government Fund	$45,531	$2,309
April 30, 2005
Core Bond Fund	$879,148	$37,873
Core Plus Bond Fund (2)	$97,887	$6,279
High Income Fund	$1,663,303	$80,794
Select High Yield Bond Fund	$0	$0
Diversified Income Builder Fund	$661,274	$33,882
U.S. Government Fund	$108,487	$5,654

(1)    For the five months ended April 30, 2006.  Core Plus Bond Fund changed its fiscal year end from November 30 to April 30,

       effective April 30, 2006.

(2)   For the year ended November 30, 2005.

Distribution and/or Service (Rule 12b-1) Fees

Below are the 12b-1 fees paid by each Fund for the fiscal year ended April 30, 2007. Class I shares do not pay 12b-1 fees and Class IS and Class R shares do not pay distribution fees.  For more information, see “Distribution Expenses Under Rule 12b-1” in Part 2 of this SAI.

	Class A		Class B		Class C	Class IS
Fund	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Service Fees
Core Bond Fund	$216,052	$918,991	$1,243,434	$414,478	$988,936	$329,645	$110,707
Core Plus Bond Fund	$102,128	$434,752	$126,872	$42,291	$184,637	$61,545	N/A
High Income Fund	$177,313	$755,595	$1,201,090	$400,364	$1,327,130	$442,376	N/A
Select High Yield Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	$38,270
Diversified Income Builder Fund	$91,476	$390,091	$464,164	$154,721	$446,266	$148,756	N/A
U.S. Government Fund	$37,660	$160,277	$110,449	$36,817	$57,553	$19,185	N/A

	Class R
Fund	Distribution Fee	Service Fee
Core Bond Fund	$68,625	$68,625

Trustee Compensation

            Listed below is the Trustee compensation paid by the Funds for the fiscal year ended April 30, 2007 and by the Evergreen Fund Complex(1)  for the twelve months ended December 31, 2006. The Trustees do not receive pension or retirement benefits from the Evergreen funds.  For more information, see “Management of the Trust” in Part 2 of this SAI.

Trustee	Aggregate Compensation from Evergreen Fixed Income Trust for the fiscal year ended 4/30/2007	Aggregate Compensation from Evergreen Select Fixed Income Trust for the fiscal year ended 4/30/2007	Total Compensation from Trust and Evergreen Fund Complex Paid to Trustees for the twelve months ended 12/31/2006(2)
Charles A. Austin III	$3,276	$9,529	$215,500
Shirley L. Fulton(3)	$1,472	$4,334	$166,250
K. Dun Gifford	$2,689	$7,807	$179,750
Leroy Keith Jr.	$2,892	$8,409	$184,500
Gerald M. McDonnell	$2,649	$7,697	$175,500
Patricia B. Norris(4)	$2,065	$5,998	$77,000
William Walt Pettit	$2,649	$7,696	$176,250
David M. Richardson	$2,649	$7,697	$175,500
Russell A. Salton, III	$3,111	$9,075	$208,000
Michael S. Scofield	$4,685	$13,679	$308,750
Richard J. Shima	$3,107	$9,034	$204,000
Richard K. Wagoner	$2,690	$7,818	$183,000

As of December 31, 2006, the Evergreen fund complex consisted of ten open-end investment management companies representing eighty-nine separate series and five closed-end funds.

The Trustees have a Deferred Compensation Plan which provides Trustees with the option to defer all or part of their compensation.  The Trustees may elect to earn a rate of return on any deferred compensation by selecting hypothetical investments in Evergreen investment media in an amount equal to the deferred compensation.  A Trustee may elect when to receive distributions of such deferred amounts, but may not receive distribution before the earlier of the first business day of January following (a) a date five years following the deferral election, or (b) the year in which the Trustee ceases to be a member of the Board of Trustees.  Pursuant to the Deferred Compensation Plan, payments due under the Deferred Compensation Plan are unsecured obligations of the Evergreen funds. Also pursuant to the Trustees' Deferred Compensation Plan, certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2006. The amounts listed below will be payable in later years to the respective Trustees:

                Austin                      $107,750

                Fulton                      $66,500

                Pettit                        $52,875

                Salton                      $41,600

                Shima                      $102,000

                (3)   Ms. Fulton served as a Trustee through November 20, 2006.

                (4)   Ms. Norris became a Trustee effective July 1, 2006.

COMPUTATION OF CLASS A OFFERING PRICE

Class A shares are sold at their net asset value (NAV) plus a sales charge. Below is an example of the method of computing the offering price of Class A shares of each Fund. Select High Yield Bond Fund does not offer Class A shares.  The example assumes a purchase of Class A shares of each Fund aggregating less than $50,000 based upon the NAV of each Fund’s Class A shares at April 30, 2007. For more information, see “Purchase and Redemption of Shares” and “Pricing of Shares” in Part 2 of this SAI.

Fund	Net Asset Value Per Share	Sales Charge Per Share(1)	Offering Price Per Share
Core Bond Fund
	$10.47	4.75%	$10.99
Core Plus Bond Fund
	$14.45	4.75%	$15.17
High Income Fund	$3.40	4.75%	$3.57
Diversified Income Builder Fund
	$6.40	4.75%	$6.72
U.S. Government Fund
	$9.97	4.75%	$10.47

(1) The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

SERVICE PROVIDERS

Administrator

            Evergreen Investment Services, Inc. (EIS), a subsidiary of Wachovia and an affiliate of EIMC, serves as administrator to the Funds, subject to the supervision and control of each Trust's Board of Trustees. EIS is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.Pursuant to a Master Administrative Services Agreement, EIS provides the Funds with facilities, equipment and personnel and is entitled to receive from each Fund fees at the following annual rate.

Average Daily Net Assets

of the Evergreen Funds

(Excluding Money Market Funds and Evergreen Institutional Enhanced Income Fund)

Administrative

Services Fee Rates

First $50 billion

0.100%

Next $25 billion

0.090%

Next $25 billion	0.080%
Next $25 billion	0.075%
On assets over $125 billion	0.050%

Administrative Fees Paid

            Below are the administrative fees paid by each Fund for the last three fiscal years or periods.

Fund/Fiscal Year or Period Ended	Administrative Fees Paid
April 30, 2007
Core Bond Fund	$4,257,600
Core Plus Bond Fund	$303,523
High Income Fund	$727,947
Select High Yield Bond Fund	$308,884
Diversified Income Builder Fund	$322,907
U.S. Government Fund	$543,711
April 30, 2006
Core Bond Fund	$4,440,188
Core Plus Bond Fund (1)	$136,295
High Income Fund	$933,553
Select High Yield Bond Fund	$481,969
Diversified Income Builder Fund	$390,018
U.S. Government Fund	$548,275
April 30, 2005
Core Bond Fund	$4,524,091
Core Plus Bond Fund (2)	$188,736
High Income Fund	$1,115,737
Select High Yield Bond Fund	$587,548
Diversified Income Builder Fund	$414,408
U.S. Government Fund	$555,822

For the five months ended April 30, 2006.  Core Plus Bond Fund changed its fiscal year end from November 30 to April 30, effective April 30, 2006.

For the year ended November 30, 2005.

Distributor

            EIS is also the distributor of the Funds and markets the Funds through broker‑dealers and other financial representatives. EIS receives payments pursuant to the Funds' 12b-1 plans, as well as through the sales charges paid in respect of sales of the Funds' shares. EIS, a subsidiary of Wachovia, is an affiliate of each Fund and EIMC.

Transfer Agent

            Evergreen Service Company, LLC (ESC), P.O. Box 8400, Boston, Massachusetts 02266-8400, a subsidiary of Wachovia and an affiliate of EIMC, is the Funds’ transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts.

            Each Fund pays ESC annual fees as follows:

Fund Type	Annual Fee Per Open Account*	Annual Fee Per Closed Account**
Monthly Dividend Funds	$26.00	$9.00

                            *   The Fund pays ESC this fee for all open accounts where shareholders of the Fund hold their accounts directly with the Fund. For accounts held in the name of a financial intermediary, ESC may pay the financial intermediary an amount intended to compensate the intermediary for certain shareholder services provided by it and related expenses. The Fund reimburses ESC for all or a portion of that amount plus an additional fifteen percent of the reimbursement as compensation to ESC for the operation of the reimbursement program.

                            ** Closed accounts are maintained on the system in order to facilitate historical and tax information.

            Below are the transfer agency fees paid by each Fund to ESC for the last three fiscal years. A portion of the fees listed below was paid to one or more affiliates of EIMC and Wachovia Corporation.

Fund/Fiscal Year or Period Ended	Total Transfer AgencyFees Paid
April 30, 2007
Core Bond Fund	$3,406,265
Core Plus Bond Fund	$667,735
High Income Fund	$1,401,174
Select High Yield Bond Fund	$48,499
Diversified Income Builder Fund	$734,111
U.S. Government Fund	$619,224
April 30, 2006
Core Bond Fund	$3,584,548
Core Plus Bond Fund (1)	$290,665
High Income Fund	$1,785,964
Select High Yield Bond Fund	$41,778
Diversified Income Builder Fund	$887,508
U.S. Government Fund	$699,507
April 30, 2005
Core Bond Fund	$2,909,321
Core Plus Bond Fund (2)	$401,837
High Income Fund	$2,056,211
Select High Yield Bond Fund	$36,713
Diversified Income Builder Fund	$719,056
U.S. Government Fund	$763,250

For the five months ended April 30, 2006.  Core Plus Bond Fund changed its fiscal year end from November 30 to April 30, effective April 30, 2006.

For the year ended November 30, 2005.

Securities Lending Agent

            Wachovia Bank, NA, a subsidiary of Wachovia and an affiliate of EIMC, through its securities lending division, Wachovia Global Securities Lending, acts as securities lending agent to certain of the Evergreen funds.  A securities lending agent facilitates lending of a Fund's securities to brokers, dealers and other financial institutions to earn additional income for the Fund. Since Wachovia Bank, N.A. did not serve as securities lending agent to the Funds, it did not earn any fees during the fiscal year ended April 30, 2007.

Independent Registered Public Accounting Firm

KPMG LLP, 99 High Street, Boston, Massachusetts 02110, audits the financial statements of the Funds.

Custodian

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 keeps custody of the Funds’ securities and cash and performs other related duties.

Legal Counsel

            Ropes & Gray LLP, One International Place, Boston, MA 02110-2624, serves as the counsel to the Funds.

            Sullivan & Worcester LLP, 1666 K Street NW, Washington, D.C. 20006, provides legal advice to the Independent Trustees of the Trust.

FINANCIAL STATEMENTS

         Audited financial statements for the Funds for the fiscal year ended April 30, 2007, including notes thereto, and the report of the Independent Registered Public Accounting Firm thereon, are hereby incorporated into this document by reference (which means that their contents are legally considered part of this SAI) to the Funds' April 30, 2007 Annual Reports. The Funds' April 30, 2007 Annual Reports were filed electronically with the SEC on July 5, 2007 (Accession No. 0001379491-07-000112 for Evergreen Select Fixed Income Trust and Accession No. 0001379491-07-000108 for Evergreen Fixed Income Trust). Copies of the Annual Reports may be obtained without charge by writing Evergreen Service Company, LLC, P.O. Box 8400, Boston, Massachusetts 02266-8400, by calling toll-free at 1.800.343.2898 or by downloading them from Evergreeninvestments.com.

______________________________________________________________________________________________

Statement of Additional Information (SAI)

PART 2

ADDITIONAL INFORMATION ON SECURITIES

AND INVESTMENT PRACTICES

The prospectus describes the Fund’s investment goal and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use.  Some of the information below may not apply to the Fund or the Class in which you are interested.

                    The term “advisor” includes any sub-advisor applicable to a Fund.

Money Market Instruments

The Fund may invest up to 100% of its assets in high-quality money market instruments, such as notes, certificates of deposit, commercial paper, banker’s acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy.

U.S. Government Agency Securities

               The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

               In general, securities issued by U.S. Government-sponsored entities are backed only by (i) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (ii) the credit of the agency or instrumentality issuing the securities or guaranteeing the obligations.  Generally, the U.S. Government agencies issuing these securities, although chartered or sponsored by Congress, are not funded by congressional appropriations and the securities issued by them are neither guaranteed nor insured by the U.S. Government or U.S. Treasury.  This means that, in most cases, securities issued or guaranteed by U.S. Government agencies are supported only by the credit of the issuing agency, standing alone.  One important exception is securities issued and guaranteed by the Government National Mortgage Association, which are backed by the full faith and credit of the U.S. Government.

               Some examples of government agencies and instrumentalities that do not receive financial support from the U.S. Government or U.S. Treasury and whose securities and obligations are supported only by the credit of the issuing agency include the following.

(i)   Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

(ii)   Farmers Home Administration;

(iii)  Federal Home Loan Banks;

(iv)  Federal Home Loan Mortgage Corporation;

Federal National Mortgage Association; and

Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association (GNMA). The Fund may invest in securities issued by the GNMA, a corporation wholly owned by the U.S. Government.  GNMA securities or "certificates" represent ownership in a pool of underlying mortgages.  The timely payment of principal and interest due on these securities is guaranteed by GNMA.

               Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments.  While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30‑year bond.

               The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool.  Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool.  In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

               Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long‑term rates because of the prepayment feature.  For instance, when interest rates decline, prepayments of the underlying mortgages are likely to increase as the holders of the underlying mortgages seek refinancing.  As a result, the value of a GNMA certificate is not as likely to rise as the value of a comparable debt security would in response to the same decline.  In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When‑Issued, Delayed‑Delivery and Forward Commitment Transactions

The Fund may purchase securities on a when‑issued or delayed-delivery basis and may purchase or sell securities on a forward commitment basis.  Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

               The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date.  Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth.  In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when‑issued, delayed-delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due.  The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

               Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund.  In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale.  If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Derivatives

               The use of swaps, options, futures contracts, and other derivatives involves risk.  Thus, while a Fund may benefit from the use of options, futures, options on futures and other derivatives, unanticipated changes in interest rates, securities prices, currency exchange rates, or other underlying assets or reference rates may adversely affect a Fund’s performance.

Even if a Fund has the ability to engage in derivatives transactions, no Fund has the obligation to enter into derivatives transactions at any time or under any circumstances.  In addition, nothing in this SAI is intended to limit in any way any purpose for which a Fund may enter into any type of derivatives transaction; a Fund may use derivatives transactions for hedging purposes or generally for purposes of enhancing its investment return.

A Fund’s ability to engage in derivatives transactions is limited by the requirements for qualifying as a "regulated investment company" under the Internal Revenue Code.

Swaps, Caps, Floors and Collars

A typical swap agreement involves the exchange by the Fund with another party of commitments to pay or receive cash flows. There are various types of swaps, including, for example, interest rate swaps, credit default swaps, total return swaps, and caps, floors, and collars.

Interest rate swaps.  Interest rate swaps involve the exchange by the Fund with another party of interest payments, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. For example, a Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund.  In such an instance, the Fund may agree with a counterparty that the Fund will pay a fixed rate (multiplied by a notional amount) while the counterparty will pay a floating rate multiplied by the same notional amount.  If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction.

Credit default swaps.  A credit default swap is an agreement between the Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a specified issuer. One party, acting as a “protection buyer,” makes periodic payments to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Acting as a protection seller allows the Fund to create an investment exposure similar to owning a bond. Acting as a protection buyer allows the Fund potentially to reduce its credit exposure to a bond it owns or to take a "short" position in a bond it does not own.

As the protection buyer in a credit default swap, the Fund may pay a premium (by means of periodic payments) in return for the right to deliver specified bonds or loans (such as those of a U.S. or foreign issuer or a basket of such issuers) to the protection seller and receive the par (or other agreed-upon) value upon default (or similar events) by the issuer of the underlying reference obligation.  If no default occurs, the protection seller would keep the stream of payments and would have no further obligations to the Fund.  As the protection buyer, the Fund bears the risk that the investment might expire worthless and/or that the protection seller may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event).  In addition, when the Fund is a protection buyer, the Fund's investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying reference obligation.

The Fund may also use credit default swaps for investment purposes by selling a credit default swap, in which case, the Fund, as the protection seller, would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the protection buyer in the event of a default (or similar event) by the third-party issuer of the underlying reference obligation.  In return for its obligation, the Fund would receive from the protection buyer a periodic stream of payments over the term of the contract.  If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations.  As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.

               Total return swaps.  In a total return swap, payments made by the Fund or the counterparty are based on the total return of an underlying asset(s), which may include an equity or fixed-income security, a combination of such securities, or an index. The value of the swap position as well as the payments required to be made by the Fund or the counterparty will increase or decrease depending on the changes in value of the underlying asset(s).  In a total return swap, one party will agree to pay to the other party the increase in value of an underlying asset in return for the agreement by the other party to make periodic floating rate payments plus the amount of any decline in the value of the underlying asset.

Caps, floors, collars.  The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount.  The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount.  A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Risk Factors in Swap Contracts and Other Two-Party Contracts.  The most significant factor in the performance of swaps, caps, floors, and collars and other similar transactions is the change in the value of the underlying price, rate, or index level that determines the amount of payments to be made under the arrangement.  If the investment adviser is incorrect in its forecasts of such factor, the investment performance of a Fund would be less than what it would have been if these investment techniques had not been used.

            In addition, a Fund may only close out a swap, cap, floor, collar, or other two-party contract with its particular counterparty, and may only transfer a position with the consent of that counterparty.  If the counterparty defaults, a Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights.  For example, because the contract for each two-party derivatives transaction is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights.  The cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty.  The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under a derivatives contract or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Options and Futures Strategies

Options on Securities and Indices.

               An option on a security or index is a contract that gives the holder of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or units of the index underlying the option) at a specified price.  Upon exercise of an option on a security, the writer of the option generally has the obligation to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security.  Upon exercise of an option on an index, the writer of the option generally is required to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be traded on securities exchanges, or on the over-the-counter market.

Purchasing Options on Securities and Indices.  Among other reasons, a Fund may purchase a put option to hedge against a decline in the value of a portfolio security.  If such a decline occurs, the put option will permit the Fund to sell the security at the higher exercise price or to close out the option at a profit.  By using put options in this manner, the Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by its transaction costs.  In order for a put option purchased by a Fund to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium paid by the Fund and transaction costs.

               Among other reasons, a Fund may purchase call options to hedge against an increase in the price of securities the Fund anticipates purchasing in the future.  If such a price increase occurs, a call option will permit the Fund to purchase the securities at the exercise price or to close out the option at a profit.  The premium paid for the call option, plus any transaction costs, will reduce the benefit, if any, that the Fund realizes upon exercise of the option and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.  Thus, for a call option purchased by a Fund to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium paid by the Fund to the writer and transaction costs.

In the case of both call and put options, the purchaser of an option risks losing the premium paid for the option plus related transaction costs if the option expires worthless.

Writing Options on Securities and Indices.  Because a Fund receives a premium for writing a put or call option, a Fund may seek to increase its return by writing call or put options on securities or indices.  The premium a Fund receives for writing an option will increase the Fund’s return in the event the option expires unexercised or is closed out at a profit.  The size of the premium a Fund receives reflects, among other things, the relationship of the market price and volatility of the underlying security or index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates.

A Fund may write a call option on a security or other instrument held by the Fund.  In such a case, the Fund limits its opportunity to profit from an increase in the market price of the underlying security above the exercise price of the option.  Alternatively, a Fund may write a call option on securities in which it may invest but that are not currently held by the Fund.  During periods of declining securities' prices or when prices are stable, writing these types of call options can be a profitable strategy to increase a Fund’s income with minimal capital risk.  However, when securities' prices increase, the Fund is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option’s exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received.  Call options written on securities that the Fund does not own are riskier than call options written on securities owned by the Fund because there is no underlying security held by the Fund that can act as a partial hedge. When such a call option is exercised, the Fund must purchase the underlying security to meet its call obligation or make a payment equal to the value of its obligation in order to close out the option.  Call options written on securities that the Fund does not own have speculative characteristics and the potential for loss is unlimited.  There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase.

A Fund also may write a put option on a security.  In so doing, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market price, resulting in a loss on exercise equal to the amount by which the market price of the security is below the exercise price minus the premium received.

OTC Options.  A Fund may also invest in over-the-counter (“OTC”) options.  OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Closing Options Transactions.  The holder of an option may terminate its position in a put or call option it has purchased by allowing it to expire or by exercising the option.  If an option is American style, it may be exercised on any day up to its expiration date.  In contrast, a European style option may be exercised only on its expiration date.

In addition, a holder of an option may realize a gain or loss on the option by effecting an offsetting closing transaction.  In the case of exchange-traded options, a Fund, as a holder of an option, may effect an offsetting closing sale transaction by selling an option of the same series as the option previously purchased.  A Fund would realize a gain from a closing sale transaction if the premium received from the sale of the option is more than the premium paid to purchase the option (plus transaction costs).  A Fund would realize a loss from a closing sale transaction if the premium received from the sale of the option is less than the premium paid to purchase the option (plus transaction costs).  Similarly, a Fund that has written an option may effect an offsetting closing purchase transaction by buying an option of the same series as the option previously written.  A Fund realizes a gain from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is less than the premium received from writing the option.  A Fund realizes a loss from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is greater than the premium received from writing the option.

An OTC option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty.

Risk Factors in Options Transactions.  There are various risks associated with transactions in exchange-traded and OTC options.  The values of options written by a Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration.  The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.  In addition, since an American style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American style option has no control over the time when it may be required to fulfill its obligations as a writer of the option.  This risk is not present when writing a European style option since the holder may only exercise the option on its expiration date.

A Fund’s ability to use options as part of its investment program depends on the liquidity of the markets in those instruments.  In addition, there can be no assurance that a liquid market will exist when a Fund seeks to close out an option position.  If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.  If a Fund were unable to close out a call option that it had written on a portfolio security owned by the Fund, it may not be able to sell the underlying security unless the option expired without exercise.  As the writer of a call option on a portfolio security, during the option’s life, the Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call option, but retains the risk of loss (net of premiums received) should the price of the underlying security decline.  As the writer of a call option on a security it does not own, the Fund will realize a loss on the option if the price of the security increases above the strike price of the option.  Similarly, as the writer of a call option on a securities index, a Fund will realize a loss on the option if the value of the index increases above the level on which the strike price is set.

An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange, which generally provides a liquid secondary market for an option of the same series.  If a liquid secondary market for an exchange-traded option does not exist, a Fund might not be able to effect an offsetting closing transaction for a particular option as described above.  In addition, the hours of trading for options on an exchange may not conform to the hours during which the securities held by a Fund are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets.

Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write.  The Fund(s), an investment advisor, and other clients of the investment advisor may constitute such a group.  These limits restrict a Fund’s ability to purchase or sell particular options.

An OTC option             is also generally subject to the risks described above under " Risk Factors in Swap Contracts and Other Two-Party Contracts."

Futures Contracts and Related Options.

A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price.  A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price.  The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date.  The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade—known as “contract markets”—approved for such trading by the Commodity Futures Trading Commission (the “CFTC”), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery, but rather by entering into an offsetting contract (a "closing transaction").  If a Fund is unable to enter into a closing transaction, the amount of the Fund's potential loss may be unlimited.

No price is paid or received by a Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of liquid assets to serve as “initial margin.”  Initial margin is similar to a performance bond or good faith deposit which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.  Subsequent payments, called “variation margin” or “maintenance margin,” to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Futures contracts also involve brokerage costs.

Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Options on futures contracts.  In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.  Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.  Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures.  If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash.  Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As with options on securities, the holder or writer of an option on futures contracts may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

Risks of transactions in futures contracts and related options. Investment in futures contracts involves risk.  A purchase or sale of futures contracts may result in losses in excess of the amount invested in the futures contract.  Successful use of futures contracts and related options by a Fund is subject to the investment advisor's ability to predict movements in various factors affecting financial markets.  The use of futures and related options strategies involves the risk of imperfect correlation among movements in the prices of the securities, index, or commodity underlying the futures and options purchased and sold by a Fund and in the prices of the options and futures contracts themselves.  Also, in a case where a Fund uses futures and related options for hedging purposes, there is the risk that movements in the prices of the futures and options will not correlate closely with movements in the prices of the securities that are the subject of the hedge.  The prices of futures and related options may not correlate perfectly with movements in the underlying securities, index, or commodity due to certain market distortions for a number of reasons.  For example, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the underlying securities, index, or commodity and futures markets.  In addition, margin requirements in the futures markets are less onerous than margin requirements in the securities markets, and as a result the futures markets may attract more speculators than do the securities markets.  Increased participation by speculators in the futures markets may also cause temporary price distortions.  Due to the possibility of price distortions in the futures markets and also because of the imperfect correlation between movements in the underlying securities, index, or commodity and movements in the prices of futures and related option, even a correct forecast of general market trends by the investment advisor may still not result in a profitable position over a short time period.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).  However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments.  The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by a Fund, the Fund may seek to close out such a position.  A Fund's ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market.  It is not certain that this market will develop or continue to exist for a particular futures contract or option.

As noted above, a Fund that purchases or sells a futures contract is only required to deposit margin as required by relevant CFTC regulations and the rules of the relevant contract market.  Because the purchase of a futures contract obligates the Fund to purchase the underlying security or other instrument at a set price on a future date, the Fund’s net asset value will fluctuate with the value of the security or other instrument as if it were already in the Fund’s portfolio.  Futures transactions have the effect of investment leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.

U.S. Treasury security futures contracts and options.  U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price.  Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

Successful use of U.S. Treasury security futures contracts by a Fund is subject to the investment advisor’s ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities.  For example, if a Fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect the values of securities held in its portfolio, and the prices of the Fund's securities increase instead as a result of a decline in interest rates, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions.  In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities.  For example, if a Fund has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of the Fund's tax-exempt securities decrease, the Fund would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio.

Index futures contracts.  An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made.  Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index.  Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position.  A unit is the current value of the index.  A Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s).  A Fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”) is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange.  The S&P 500 assigns relative weightings to the common stocks included in the S&P 500, and the value fluctuates with changes in the market values of those common stocks.  In the case of the S&P 500, contracts are to buy or sell 500 units.  Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150).  The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place.  Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.  For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4 per unit).  If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the Fund will lose $1,000 (500 units x loss of $2 per unit).

There are several risks in connection with the use by a Fund of index futures.  For example, successful use of index futures by a Fund may be subject to the investment advisor’s ability to predict movements in the direction of the market.  For example, it is possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund’s portfolio may decline.  If this occurred, a Fund would lose money on the futures and also experience a decline in value in its portfolio securities.  It is also possible that, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions.  In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

Options on index futures are similar to options on other financial futures contracts, giving the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

               Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges.  Options on securities and indexes, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges.  Such transactions may not be regulated as effectively as similar transactions in the United States and may be subject to greater risks than trading on domestic exchanges.  For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract.  The lack of a common clearing facility creates counterparty risk.  If a counterparty defaults, a Fund normally will have contractual remedies against that counterparty, but may be unsuccessful in enforcing those remedies.  When seeking to enforce a contractual remedy, a Fund also is subject to the risk that the parties may interpret contractual terms (for example, the definition of default) differently.  If a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty.  A Fund thus assumes the risk that it may be unable to obtain payments owed to it under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.  In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is conducted on foreign exchanges, any profits that a Fund might realize in trading could be offset (or worse) by adverse changes in the exchange rate.  The value of foreign options and futures may also be adversely affected by other factors unique to foreign investing (see “Foreign Securities” below).

Structured Notes

Structured notes include, but are not limited to, reverse convertible notes, interest rate-linked notes, credit-linked notes, commodity-linked notes and dual currency notes. Structured notes are debt obligations where the interest rate and/or principal amount payable upon maturity or redemption of the note is determined by the performance of an underlying reference instrument, such as an asset, market or interest rate. Structured notes may be positively or negatively indexed; that is, an increase in the value of the reference instrument may produce an increase or decrease in the interest rate or principal. Further, the rate of return on a structured note may be determined by the application of a multiplier to the percentage change (positive or negative) in value of the reference instrument. Structured notes may be issued by governmental agencies, broker-dealers or investment banks at various levels of coupon payments and maturities, and may also be privately negotiated to meet an individual investor’s requirements. Many types of structured notes may also be “replicated” through a combination of holdings in equity and fixed-income securities and derivative instruments such as call or put options.

Reverse Convertible Notes.  Reverse convertible notes are structured products that are designed to make regular interest payments, but where the value of the principal is linked to the performance of an underlying reference instrument – usually an equity security. Reverse convertible notes have a put option attached which is exercisable if the price of the underlying reference instrument drops below a stated value (“downside limit”) during a stated period. At maturity, the holder of the note will receive the full amount of principal if the value of the reference instrument did not close below the downside limit during the period. If the value of the reference instrument did close below the downside limit during the period, the holder of the note will usually receive a certain number of shares of the underlying equity security. Reverse convertible notes are generally used to generate income while providing some downside price protection on the underlying equity security.

Risk factors for structured notes.  Investments in structured notes are subject to interest rate risk and the credit risk of the issuer. Further, depending on the type of structured product, an increase or decrease in the value of the underlying reference instrument may cause a decrease in the interest rate payable as well as in the principal amount payable on maturity.  The percentage decrease in value of a structured note may be far greater than the percentage by which the value of the reference instrument increases or decreases. Structured notes may also be less liquid than other types of securities.

Foreign Currency Transactions

Foreign currency exchange rates may fluctuate significantly over short periods of time.  They generally are determined by the forces of supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors.  Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad.  Foreign currencies in which a Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.  A Fund may use currency instruments for hedging, investment, or currency risk management.

Forward foreign currency contracts are contracts between two parties to purchase and sell a specified quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date.  A forward foreign currency contract can reduce a Fund’s exposure to changes in the value of the currency it will deliver and can increase its exposure to changes in the value of the currency it will receive, for the duration of the contract.  The effect on the value of a Fund is similar to the effect of selling securities denominated in one currency and purchasing securities denominated in another currency.  Contracts to sell a particular foreign currency would limit any potential gain that might be realized by a Fund if the value of the hedged currency increases.

A Fund also may purchase or sell currency futures contracts and related options.  Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price.  However, currency futures can be and often are closed out prior to delivery and settlement.  In addition, a Fund may use options on currency futures contracts, which give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period.

               A Fund also may purchase or sell options on currencies.  These options give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period.  Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner.  They may be traded on an exchange or in the OTC markets.  Options on currencies traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using options.

               Derivatives involving foreign currencies may often lead to differences between a Fund’s book income (as determined for financial accounting purposes) and its taxable income because federal income tax law generally treats gains and losses from foreign currency positions as ordinary income or loss, while for financial accounting purposes such gains or losses are capital gains or losses.  While a Fund may elect to treat foreign currency positions gains or losses as capital gains or losses, book/tax differences may still arise when various gains and losses offset each other for financial accounting purposes but not for tax purposes.  Thus, a Fund’s gains from its positions in foreign currencies may accelerate and/or recharacterize the Fund’s income or gains at the Fund level and its distributions to shareholders.  A Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders.

               Please see "Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges" above.

Currency Cross-hedge

A currency cross-hedge enables the advisor to reduce exposure in one foreign currency relative to exposure in a second foreign currency. This strategy would make sense when the Fund wants to maintain its overall foreign currency exposure, but feels that some of the currencies are relatively more attractive.  An example would be where the advisor feels that the British Pound is more attractive than the Euro, and cross-hedges some Euro-denominated bonds back to the Pound Sterling.  The overall foreign currency exposure stays constant, but the relative weighting of the Pound versus the Euro increases.

Currency Proxy-hedge

A currency proxy-hedge enables the advisor to hedge a foreign currency exposure back to the U.S. dollar by using a second currency that has a high correlation to the actual long position, but where the second currency hedge would be either more liquid or less costly.  An example might be where a fund owns a position denominated in Indonesian Rupiah, but where the Yen has higher liquidity and is deemed a more cost effective hedge.

Creating a Net Long Position Versus a Foreign Currency

Creating a net long position would be a situation where the advisor of the Fund wishes to create exposure to a currency that exceeds the value of securities denominated in that currency that are held by the Fund.  An example might be where the advisor has reduced his weighting in Japanese bonds to 10% below the benchmark due to concerns with the bonds, but wants to maintain a market weighting in the Yen.  Creating a long position in the Yen would accomplish this result.

Repurchase Agreements

A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest).  Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase.  The investment advisor will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor.  If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest.  In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Reverse Repurchase Agreements

A Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return.  Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price.  During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.  A reverse repurchase agreement generally creates investment leverage.  If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to enforce the Fund’s obligation to repurchase the securities.

Dollar Roll Transactions

               The Fund may enter into "dollar rolls" in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date.  In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages.  The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold.  The Fund could also be compensated through receipt of fee income.

Dollar rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund’s borrowings and other senior securities.  Investing in dollar rolls creates leverage (unless they are “covered dollar rolls,” see description below) and are included in the calculation of the Fund’s total leverage-creating transactions.   In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Covered Dollar Rolls

The Fund may enter into covered dollar rolls which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position. The offsetting cash/cash equivalent position effectively collateralizes the Fund’s right to receive the security at the end of the roll period, and also serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities. Covered dollar rolls are not considered to be a transaction that creates leverage and will be excluded from the calculation of the Fund’s total leverage-creating transaction.

Leverage

               The Fund may engage in transactions that create leverage with up to 30% of its net assets in accordance with EIMC’s Leverage Policy.  Leverage creates special risks for the Fund which are created when an investment exposes the Fund to a level of risk that exceeds the amount invested.  Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.  Examples of transactions which create leverage include uncovered mortgage dollar rolls and investments in when-issued securities (see descriptions above) as well as investing in securities that are issued on a “to-be-announced” basis (commonly referred to as “TBAs”) which are purchased prior to their actual issuance. Examples of transactions which are not included in the calculation of the Fund’s total leverage-creating transactions are covered dollar rolls and collateralized securities lending in which the collateral received by the Fund is invested in cash equivalents.

Securities Lending

               The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund.  These transactions must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral.    Voting rights or rights to consent with respect to the loaned securities passes to the borrower.  The Fund bears the risk that the value of investments made with collateral may decline.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities include fixed‑income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment goal. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed‑income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Preferred Stocks

               The Fund may purchase preferred stock.  Some preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings.  Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate.  “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid.

               If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline.  Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation.  Preferred stock may be “participating” stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.  The rights of preferred stock on distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Warrants

The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Indexed Securities

               The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

               Indexed securities differ from other types of debt securities in which the Fund may invest in several respects.  First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated).  The reference instrument need not be related to the terms of the indexed security.  For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies.  An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases.  Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

               Investment in indexed securities involves certain risks.  In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of the underlying reference instruments.  Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity.  Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.

               To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging.  Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar.  Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars.  The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies.

Brady Bonds

               The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds were created in 1989, and, accordingly, do not have an extensive payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks

The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation.  Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk).  In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium.  Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks

The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Foreign Securities

               The Fund may invest in foreign securities or U.S. securities traded in foreign markets.  In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit.  The Fund may also invest in Canadian commercial paper and Europaper.  These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers.  Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations.  Such investments may also entail higher custodial fees and sales commissions than domestic investments.  Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations.  Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries.  Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Inter-American Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development)

The Fund may be subject to risks associated with obligations of the Inter-American Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development).  Because these entities are not governmental entities with taxing authority, and may be supported only by appropriate but unpaid commitments of member countries, there is no assurance that the commitments will be undertaken in the future.

Premium Securities

               The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates.  Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity.  Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds

The Fund may invest a portion of its assets in lower rated bonds.  Bonds rated below BBB by S&P or Fitch IBCA, Inc. (Fitch) or below Baa by Moody’s, commonly known as “junk bonds,” typically offer high yields, but also usually high risk.  While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments.  Investors should be aware of the following risks:

            (1)    The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged.  Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing.  Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

            (2)    The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

            (3)    The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise.  For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost.  The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher‑rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

            (4)    The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely affect (a) the bond's market price, (b) the Fund's ability to sell the bond, and (c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

For bond ratings descriptions, see “Corporate and Municipal Bond Ratings” below.

Sovereign Debt Obligations

The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Illiquid and Restricted Securities

               The Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

               The Fund may invest in "restricted" securities (i.e., securities subject to restrictions on resale under federal securities laws).  Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade among qualified institutional investors.  Since Rule 144A securities and other investments may have limited markets, the Fund’s portfolio manager, pursuant to procedures adopted by the Fund’s Board of Trustees, will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above.

Investment in Other Investment Companies

               The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act.  Currently, with limited exceptions, the Fund may not (1) own more than 3% of the outstanding voting shares of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies.  Notwithstanding the foregoing, the Fund may invest an unlimited amount of its uninvested cash in the shares of money market funds or the shares of other Evergreen Funds, subject to the conditions set forth in the 1940 Act. The Fund’s ability to invest in other investment companies may differ from the limitations in the 1940 Act to the extent permitted by SEC rules or exemptive relief. For example, the Fund may invest all of its investable assets in securities of a single open‑end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.  Investing in other investment companies may expose a Fund to duplicate expenses and may lower the value of the Fund’s shares.

Short Sales

A short sale is the sale of a security the Fund has borrowed.  The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender.  After a short sale is completed, the value of the security sold short may rise.  If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

               The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.  The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal Securities

The Fund may invest in municipal bonds of any state, territory or possession of the United States, including the District of Columbia. The Fund may also invest in municipal bonds of any political  subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions.  Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works.  Municipal bonds may also be issued to refinance public debt.

               Municipal bonds are mainly divided between "general obligation" and "revenue" bonds.  General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax.  They are repaid from the issuer's general revenues.  Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer.  In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

               The Fund may also invest in industrial development bonds.  Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations.  The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities.  Generally, the interest paid on an industrial development bond qualifies as fully exempt from federal income tax.  However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

               The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating.  Municipal bonds are rated by S&P, Moody's and Fitch.  Such ratings, however, are opinions, not absolute standards of quality.  Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield.  Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund.  Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

               The ability of the Fund to achieve its investment goal depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due.  Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.  Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default.  Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issuer's weaknesses.  Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due.  In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund and other Evergreen funds.

               From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds.  Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund.  If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund.   In order for the interest on a municipal security to be tax exempt, the municipal security must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.

U.S. Virgin Islands, Guam and Puerto Rico

The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named.  The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or (b) 25% of its net assets in the obligations of Puerto Rico.  Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Tender Option Bonds

A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates.  The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution.  As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination.  Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate.  An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond.  The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity.  There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax.  Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.

Master Demand Notes

The Fund may invest in master demand notes.  These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower.  Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed.  The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount.  The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice).  Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year.  The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.  Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time.  Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund‘s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand.  These notes are not typically rated by credit rating agencies.  Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody’s or F-1 by Fitch.

Payment‑in‑kind Securities (PIKs)

The Fund may invest in payment‑in‑kind (PIK) securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period.  The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow.  Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

An advantage of PIKs for the issuer ‑‑ as with zero coupon securities ‑‑ is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash‑paying securities.  However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

As a group, PIK bonds trade flat (i.e., without accrued interest).  Their price is expected to reflect an amount representing accreted interest since the last payment.  PIKs generally trade at higher yields than comparable cash‑paying securities of the same issuer.  Their premium yield is the result of the lesser desirability of non‑cash interest, the more limited audience for non‑cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

Zero Coupon "Stripped" Bonds

The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds.  The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series.  Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities.  Each zero coupon bond entitles the holder to receive a single payment at maturity.  There are no periodic interest payments on a zero coupon bond.  Zero coupon bonds are offered at discounts from their face amounts.

In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations.  Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price.  The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method.  Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss.  If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

Mortgage‑Backed or Asset‑Backed Securities

The Fund may invest in mortgage‑backed securities and asset‑backed securities.  Two principal types of mortgage‑backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).  CMOs are securities collateralized by mortgages, mortgage pass‑throughs, mortgage pay‑through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage‑backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties).  Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only.  Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass‑throughs to be prepaid prior to their stated maturity.  Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass‑throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

In addition to mortgage‑backed securities, the Fund may invest in securities secured by other assets, including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over‑the‑counter and typically have a short‑intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  Most issuers of asset‑backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset‑backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset‑backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

In general, issues of asset‑backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset‑backed securities may default and/or may suffer from these defects.  In evaluating the strength of particular issues of asset‑backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

TBA Mortgage Securities

TBA refers to “To Be Announced.”  These types of securities are mortgage pools where the issuer has defined and agreed to, in advance, the terms for investors, but has not yet specified the mortgages that will act as collateral.

Variable or Floating Rate Instruments

The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit.  Variable or floating rate instruments bear interest at a rate which varies with changes in market rates.  The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity.  A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula.  The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long‑term bond or commercial paper ratings applicable to permitted investments for the Fund.  The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts

               The Fund may invest in investments related to real estate, including real estate investment trusts (REITs)  such as equity REITs and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.  Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates.  In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by borrower default risk and interest rate risk.  REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.  Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and to maintain exemption from the 1940 Act.  In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Limited Partnerships

The Fund may invest in limited and master limited partnerships.  A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement.  Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

For an organization classified as a partnership under the Code, each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market.

Stand-by Commitments

When the Fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities.  A stand-by commitment may be considered a security independent of the state tax-exempt security to which it relates.  The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time.  The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration.  No Fund expects to assign any value to stand-by commitments.

Domestic Equity Depositary Receipts

The Fund may invest in Domestic Equity Depositary Receipts. These instruments represent interests in a unit investment trust (“UIT”) that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index.  Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts (“SPDRs”) and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange).

Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT that issued them.  The liquidity of small holdings of Domestic Equity Depositary Receipts depends upon the existence of a secondary market.

The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT that issued them.  Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks.  Disruptions in the markets for the securities underlying Domestic Equity Depositary Receipts purchased or sold by the Fund could result in losses on Domestic Equity Depositary Receipts.

PURCHASE AND REDEMPTION OF SHARES

You may buy shares of a Fund through Evergreen Investment Services, Inc. (EIS), broker‑dealers that have entered into special agreements with EIS or certain other financial institutions.  With certain exceptions, a Fund may offer up to eight different classes of shares that differ primarily with respect to sales charges and distribution fees.  Depending upon the class of shares, you will pay a front-end sales charge when you buy the Fund's shares, a contingent deferred sales charge (CDSC) when you redeem the Fund's shares or no sales charges at all.  Each Evergreen fund offers different classes of shares.  Refer to the prospectus to determine which classes of shares are offered by each Fund.

Class A Shares

The Fund’s prospectus describes the sales charges applicable to purchases of Class A shares.

There is no front-end sales charge imposed on Class A shares of Evergreen’s money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

In addition to the circumstances described in the prospectus, no front-end sales charges are imposed on Class A shares purchased by shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families (as defined in the prospectus).  As described in the prospectus, current and retired Directors, Trustees, officers and employees of the Evergreen funds and Wachovia Corporation and its affiliates, and members of each such individual’s immediate family, and employees of broker-dealer firms that have entered into dealer agreements with EIS, and members of each such individual’s immediate family, are eligible to purchase Class A shares at net asset value (NAV).  Accounts opened while the individual (or his or her immediate family member) is in a position giving rise to these privileges will continue to have the privilege of purchasing Class A shares at NAV after termination of the position; however, accounts opened after termination of the position (in the absence of any other circumstances giving rise to the privilege to purchase Class A shares at NAV) will not be eligible for purchases of Class A shares at NAV.  These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund.  Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort.  Similarly, these provisions extend the privilege of purchasing shares at NAV to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EIS.  Furthermore, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

In addition, in connection with the terms of a merger, acquisition or exchange offer made under a plan of reorganization, Class A shares may be purchased at NAV by certain investors of acquired funds who remain investors in the Evergreen funds, including former Class IS shareholders of Evergreen Strategic Value Fund, former Investor class shareholders of Undiscovered Managers Funds, former shareholders of two funds managed by Grantham, Mayo, Van Otterloo & Co. (the GMO Global Balanced Allocation Fund and the GMO Pelican Fund), former shareholders of an Atlas Fund and former shareholders of America’s Utility Fund.

Class B Shares

The Fund’s prospectus describes the sales charges applicable to purchases of Class B shares.

Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front‑end sales charge or exchange fee.  Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Service Company, LLC (ESC).

Class C Shares, Class I Shares (also referred to as Institutional Shares), Class R Shares, Class S Shares, Class S1 Shares, Administrative Shares, Institutional Service Shares, Investor Shares  and Participant Shares

The Fund’s prospectus describes, if applicable, the sales charges applicable to purchases of Class C shares, Class I shares (also referred to as Institutional shares), Class R shares, Class S shares, Class S1 shares, Administrative shares, Institutional Service shares, Investor shares and Participant shares.

Contingent Deferred Sales Charge

The Fund charges a CDSC on certain share classes to reimburse the distributor for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1” below).  Administrative, Institutional, Institutional Service, Investor and Participant shares do not charge a CDSC.

Redemption-in-kind

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's NAV (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the Fund's NAV at the beginning of the period.

Exchanges

Investors may exchange shares of the Fund for shares of the same class of any other Evergreen fund which offers the same class of shares. See “By Exchange” under “How to Buy Shares” in the prospectus.  Before you make an exchange, you should read the prospectus of the Evergreen fund into which you want to exchange.  The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time. There is no front-end sales charge imposed on Class A shares of Evergreen’s money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge. An exchange constitutes both a sale and a purchase of shares and as such, may create a taxable event. See “Taxes on the Sale or Exchange of Fund Shares” below.

Automatic Reinvestment

As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares.  When a distribution or redemption check is returned by the post office as undeliverable or is not cashed within 180 days, whichever event occurs first, the proceeds may be reinvested in additional shares in the originating account at the then-current NAV, and any future distributions will be automatically reinvested. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

PRICING OF SHARES

Calculation of Net Asset Value (NAV)

            The Fund calculates its NAV once daily on Monday through Friday, as described in the prospectus.  The Fund will not compute its NAV on the days the New York Stock Exchange is closed. Evergreen reserves the right to adjust the time the Fund calculates its NAV to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

            The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

               Current values for the Fund's portfolio securities are determined as follows:

                        (1)  Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

Portfolio debt securities acquired with more than 60 days to maturity for which market prices are unavailable will be valued by an independent pricing service or other service by using matrix pricing or other methods that  typically take into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

                        (4)  Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded.  If there has been no sale, the securities are valued at the mean between bid and asked prices.  Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market.  In such instances, the value of foreign securities may be adjusted.

                        (5)  Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market value.

Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor’s opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

Investments in other mutual funds are valued at such funds’ net asset value.

The Evergreen money market funds, as permitted under Rule 2a-7 of the 1940 Act, generally value their securities at amortized cost.

PRINCIPAL UNDERWRITER

               EIS is the principal underwriter for the Trust and with respect to each class of shares of the Fund.  The Trust has entered into a Principal Underwriting Agreement (Underwriting Agreement) with EIS with respect to each class of the Fund.

               EIS, as agent, has agreed to use its best efforts to find purchasers for the shares.  EIS may retain and employ representatives to promote distribution of the shares and may obtain orders from broker‑dealers, and others, acting as principals, for sales of shares to them.  The Underwriting Agreement provides that EIS will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

               All subscriptions and sales of shares by EIS are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Agreement and Declaration of Trust (the “Declaration of Trust”), By‑Laws, current prospectuses and SAI.  All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received.  Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

               EIS has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares.  EIS has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust, against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EIS or any other person for whose acts EIS is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

               The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the “Independent Trustees”), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

               The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement.  The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

               From time to time, if, in EIS's judgment, it could benefit the sales of shares, EIS may provide to selected broker‑dealers promotional materials and selling aids.

DISTRIBUTION EXPENSES UNDER RULE 12b-1

The Fund bears some of the costs of selling its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant and Class R shares (“Share Classes”), as applicable, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act.  These 12b-1 fees are indirectly paid by the shareholder, as shown by the Fund’s expense table in the prospectus. The 12b-1 fees are composed of service fees and/or distribution fees which are described further below. Certain Wachovia affiliates receive 12b-1 fees from the Funds.

Class I shares (also referred to as Institutional shares) of the Fund do not pay 12b-1 fees.

Under the distribution plans (each a “Plan,” together, the “Plans”) that the Fund has adopted for its share classes, the Fund may incur expenses for 12b-1 fees up to a maximum annual percentage of the average daily net assets attributable to a class, as described below. Amounts paid under the Plans are used to compensate EIS pursuant to principal underwriting agreements (each an “Agreement,” together, the “Agreements”) that the Fund has entered into with respect to its share classes, as applicable.

Class	Current Maximum 12b-1 Fees Allowed Under the Plans
A	0.75%(a)
B	1.00%
C	1.00%
S	0.75%(b)
S1	0.75%(b)
Administrative	0.75%(c)
Institutional Service	0.75%(d)
Investor	0.75%(e)
Participant	0.75%(f)
R	1.00%(g)

(a) Currently limited to 0.30% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

(b) Currently limited to 0.60% or less on Evergreen money market funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

(c) Currently limited to 0.05% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(d) Currently limited to 0.25% or less on Evergreen institutional money market funds or other Evergreen funds offering Institutional Service shares. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(e) Currently limited to 0.10% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(f) Currently limited to 0.50% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(g) Currently limited to 0.50% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Fund’s investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts.  The Fund may not, during any fiscal period, pay 12b-1 fees greater than the amounts described in the chart above under “Current Maximum 12b-1 Fees Allowed Under the Plans.” The Trustees may, without shareholder approval, increase the fees allowed under the Agreements up to the current maximum 12b-1 fees allowed under the Plans.

The Agreements provide that EIS will use the distribution fees received from the Fund for the following purposes:

(1)        to compensate broker-dealers or other persons for distributing Fund shares;

(2)        to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund’s shareholders; and

(3)        to otherwise promote the sale of Fund shares.

The Agreements also provide that EIS may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares.  EIS may assign its rights to receive compensation under the Plans to secure such financings.  Wachovia or its affiliates may finance payments made by EIS to compensate broker-dealers or other persons for distributing shares of the Fund.

               The Fund may make payments under the Plan when shares of the Fund are not available for purchase.

In the event the Fund acquires the assets of another mutual fund, compensation paid to EIS under the Agreements may be paid by EIS to the acquired fund’s distributor or its predecessor.

Since EIS’s compensation under the Agreements is not directly tied to the expenses incurred by EIS, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses and may result in a profit to EIS.  Distribution expenses incurred by EIS in one fiscal year that exceed the compensation paid to EIS for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

Distribution fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant and Class R shares and are charged as class expenses, as accrued.  The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker‑dealers without the assessment of a front‑end sales charge, while at the same time permitting EIS to compensate broker‑dealers in connection with the sale of such shares.

               Service fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant and Class R shares and are charged as class expenses, as accrued.

               Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis.  Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

               The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EIS; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

               Each Plan and the Agreement will continue in effect for successive 12‑month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

               The Plans permit the payment of fees to brokers and others for distribution and shareholder‑related administrative services and to broker‑dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant and Class R shares.  The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1 and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant and Class R shares.  The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant and Class R shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant and Class R shares.

               In the event that the Plan or Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EIS with respect to that class or classes, and (ii) the Fund would not be obligated to pay EIS for any amounts expended under the Agreement not previously recovered by EIS from distribution services fees in respect of shares of such class or classes through deferred sales charges.

               All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected.  Any Plan or Agreement may be terminated (i) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or (ii) by EIS.  To terminate any Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EIS.  Any Agreement will terminate automatically in the event of its assignment.  For more information about 12b-1 fees, see “Distribution and/or Service (Rule 12b-1) Fees” under “More Information about the Funds’ Fees and Expenses” in the prospectus and ”Distribution and/or Service (Rule 12b-1) Fees” under “Expenses” in Part 1 of this SAI. To the extent EIMC and EIS are compensated based on assets under management in the Evergreen funds, they may be considered to have an interest in the operation of the Plans.

SERVICE FEES AND COMMISSIONS PAID TO INVESTMENT FIRMS

               EIS will pay service fees to investment firms based on the average daily net asset value of Class A, Class B, Class C, Class S, Class S1, Administrative, Investor, Participant, Institutional Service and Class R shares, as applicable, of a Fund which the investment firm has sold and which are issued and outstanding on the books of the Fund during each quarter, and which are registered in the names of customers for whom the investment firm is the dealer of record (“Eligible Shares”).

The rate of such service fees of a Fund for Class A and Institutional Service shares (excluding Evergreen money market funds, Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Short Intermediate Bond Fund) will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

The rate of service fees of an Evergreen money market fund with Class A shares will be calculated quarterly at the rate of 0.075% per quarter of the average daily net asset value of such Eligible Shares (approximately 0.30% annually) during such quarter.

The rate of service fees of Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Short Intermediate Bond Fund for Class A shares will be calculated quarterly at the rate of 0.050% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.20% annually) during such quarter.

The rate of service fees of a Fund with Administrative Shares will be calculated quarterly at the rate of 0.0125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.05% annually) during such quarter.

The rate of service fees of a Fund with Investor Shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

The rate of service fees of a Fund with Participant and Class R Shares will be calculated quarterly at the rate of 0.125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.50% annually) during such quarter.

The rate of service fees of a Fund with Class S and Class S1 Shares will be calculated quarterly at the rate of 0.15% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.60% annually) during such quarter.

The amount of any service fee that exceeds 0.25% is considered an “asset-based sales charge” and is calculated into the appropriate maximum aggregate cap as specified in the rules of the National Association of Securities Dealers.

The rate of such service fees of a Fund for Class B shares will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

EIS will pay service fees to investment firms based on the average daily net asset value of Class C shares of the Fund they have sold, provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the respective quarter and which are registered in the names of customers for whom the investment firm is the dealer of record (“Class C Eligible Shares”).  Such service fees will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Class C Eligible Shares (approximately 0.25% annually).

In any quarter in which total service fees earned by the investment firm on such Eligible Shares of all Funds are less than $50.00 in the aggregate, no service fees will be paid to the investment firm nor will such amounts be carried over for payment in a future quarter.  Service fees will be paid within five business days after the end of the service commission period in the respective quarter.  EIS will pay service fees only to the extent that such amounts have been paid to EIS by the Fund.

               No service fees are paid on sales of any Class I shares (also referred to as Institutional shares) of the Fund.

Commissions

               EIS pays commissions to investment firms for sales of Class A shares at the following rates:

Equity Funds (except Evergreen Envision Growth Fund, Evergreen Envision Growth and Income Fund, Evergreen Large Cap Equity Fund and Evergreen Equity Index Fund)	Your Investment	Dealer Commission as a % of Offering Price
	Up to $49,999	5.00%
	$50,000-$99,999	4.25%
	$100,000-$249,999	3.25%
	$250,000-$499,999	2.00%
	$500,000-$999,999	1.75%
	$1,000,000-$2,999,999	1.00% of the first $2,999,999, plus
	$3,000,000-$4,999,999	0.50% of the next $2,000,000, plus
	$5,000,000 or greater	0.25% of amounts equal to or over $5,000,000

Long-term Bond Funds (except Evergreen Short-Intermediate Municipal Bond Fund) and Evergreen Envision Growth Fund, Evergreen Envision Growth and Income Fund, Evergreen Large Cap Equity Fund and Evergreen Equity Index Fund

Your Investment	Dealer Commission as a % of Offering Price
Up to $49,999	4.25%
$50,000-$99,999	4.25%
$100,000-$249,999	3.25%
$250,000-$499,999	2.00%
$500,000-$999,999	1.75%
$1,000,000-$2,999,999	1.00% of the first $2,999,999, plus*
$3,000,000-$4,999,999	0.50% of the next $2,000,000, plus*
$5,000,000 or greater	0.25% of amounts equal to or over $5,000,000*

  *         Evergreen Envision Funds and Evergreen Equity Index Fund pays 0.25% to investment firms for all amounts over $1,000,000.

Short-term Bond Funds (including Evergreen Short-Intermediate Municipal Bond Fund)	Your Investment	Dealer Commission as a % of Offering Price
	$0-$99,999	2.00
	$100,000-$249,999	1.50%
	$250,000-$499,999	1.25%
	$500,000-$999,999	0.75%
	$1,000,000-$4,999,999	0.50% of the first $4,999,999, plus
	$5,000,000 or greater	0.25% of amounts equal to or over $5,000,000**

**       Evergreen Adjustable Rate Fund and Evergreen Limited Duration Fund pay 0.25% to investment firms for all amounts over $1,000,000.

               For Short-term Bond Funds EIS pays commissions, also referred to as a Dealer Allowance, to investment firms for sales of Class B shares in the amount of 2.00% of shares sold at the time of purchase.

               EIS pays commissions, also referred to as a Dealer Allowance, to investment firms for sales of Class B shares in the amount of 4.00% of shares sold at the time of purchase.

EIS pays commissions to investment firms for sales of Class C shares in the amount of 1.00% of shares sold at the time of purchase.

EIS will also pay subsequent commissions to investment firms for sales of Class C shares based on the average daily net asset value of Class C shares of the Fund sold provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the calendar quarter and which are registered in the names of customers for whom the investment firm is the dealer of record (“Eligible Shares”).  Such commissions will be calculated quarterly at the rate of 0.1875% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.75% annually) during such quarter.  Such commissions will be paid by the twentieth day of the month before the end of the respective quarter.  Such commissions will continue to be paid to the investment firm quarterly so long as aggregate payments do not exceed applicable NASD limitations and other governing regulations.

               No commissions are paid on sales of any Class I, Administrative, Institutional Service, Investor, Participant, Class R, Class S and Class S1 shares of a Fund.

TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

               The Fund intends to qualify for and elect the tax treatment applicable to a regulated investment company (RIC) under Subchapter M of the Code.  (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.)  In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or foreign currencies, and net income from certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), the securities of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more publicly traded partnerships; and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.  By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains.  A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements with respect to each calendar year and with respect to each one-year period ending on October 31.  The Fund anticipates meeting such distribution requirements.

Taxes on Distributions

Unless the Fund is a municipal bond or municipal money market fund, distributions will be taxable to shareholders whether made in shares or in cash.  Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

               To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short‑term capital gains, if any).  The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income.  Unless the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations and the current 15% rate of tax for other taxpayers who have met the relevant holding period requirements discussed below.  The Fund will inform shareholders of the amounts that so qualify.  If the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations or the 15% rate of tax for other taxpayers.

In order for dividends received by a Fund shareholder to be “qualified dividend income” (qualifying for the 15% rate of tax), the Fund must meet holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares.  A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

From time to time, the Fund will distribute the excess of its net long‑term capital gains over its short‑term capital loss to shareholders (i.e., capital gain dividends).  For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long‑term capital gains.  Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares. The Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses.  These rules could therefore affect the amount, timing and character of distributions to shareholders.

Distributions by the Fund reduce its NAV.  A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital.  In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital.  Nevertheless, the shareholder may incur taxes on the distribution.  Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return.  Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

If more than 50% of the value of the Fund's total assets at the end of a fiscal year consists of securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments. The Fund intends to make such an election to the extent that its foreign taxes exceed $0.01 per share. If such election is made, the shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that would be to his advantage.  In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom.  As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

               For Funds that may invest an amount less than or equal to 50% of the value of its assets in foreign securities, income received by the Fund from its investments in foreign securities may also be subject to withholding and other taxes.  Tax Conventions between certain countries and the U.S. may reduce or eliminate such taxes.  Shareholders in such Funds that invest up to 50% of their assets in foreign securities will not be entitled to a credit or deduction with respect to such foreign taxes.

               The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Gains from the Fund's positions in foreign currencies may also accelerate and recharacterize the Fund's distributions to shareholders. Losses from such positions may lead to a return of capital to Fund shareholders.

Special Tax Information for Shareholders of Municipal Bond or Municipal Money Market Funds

The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income.  In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax‑exempt obligations at the close of each quarter.  An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year.  The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year.  If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

Any shareholder of the Fund who may be a “substantial user” (as defined by the Code) of a facility financed with an issue of tax‑exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

               Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax‑exempt, will be treated as a tax preference item for alternative minimum tax purposes.  Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends.  Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income excluding long‑term capital gains received by the shareholder.

Taxes on the Sale or Exchange of Fund Shares

               Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares.  A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets.  Currently, capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 15% for an individual.  Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares.  The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares.  Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long‑term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

Other Tax Considerations

               Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a federal income tax backup withholding requirement at the rate of 28% on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund.  If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.  Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

               The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates).  It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons).  Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund.  Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund.  The Fund will withhold a tax at a rate of 30% (or lower under a tax treaty) on all ordinary dividend distributions to non-U.S. persons.  The withholding obligation generally does not apply to properly designated dividends derived from certain interest income of the Fund or from short-term capital gains of the Fund which are paid with respect to Fund years beginning before January 1, 2008. Depending on the circumstances, the Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.  In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).  In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment.  Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

BROKERAGE

Brokerage Commissions

If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable.  Purchases from underwriters will include the underwriting commission or concession.  Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities.  Generally, the Fund will not pay brokerage commissions for such purchases.  When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession.  The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down.  When the Fund executes transactions in the over‑the‑counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

Selection of Brokers

The advisor places orders for the purchase and sale of portfolio securities for a Fund's accounts with brokers or dealers selected by it in its discretion.  When buying and selling portfolio securities, the advisor seeks the best execution for the Fund's orders, considering a number of factors including without limitation:

1. ability to provide the best net financial result to the Fund;

2. efficiency in handling trades;

3. ability to trade large blocks of securities;

4. reliability (e.g., lack of failed trades);

5. readiness to handle possibly difficult trades;

6. inventory of securities sought;

7. historical and currently quoted commission rates;

8. kind and quality of the execution services;

9. financial strength and stability; and

10.        provision of “brokerage and research services” (as defined in the Securities and Exchange Act of 1934, as amended (the "1934 Act")).

These factors are generally considered over multiple transactions covering extended periods of time and all of these factors are not always present or considered in the context of every transaction.

In reliance on the "safe harbor" provided by Section 28(e) of the 1934 Act, the advisor may cause the Fund to pay a broker-dealer that furnishes "brokerage and research services" (as defined in the 1934 Act) a higher commission for effecting securities transactions than what another broker-dealer would have charged for effecting that same transaction, provided that the advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the advisor to the accounts as to which it exercises investment discretion.  The services received include such matters as economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

Research and brokerage so received is in addition to, and not in lieu of, services required to be performed by the advisor and does not reduce the advisory fee payable by the Fund.  To the extent that services of value are received by an advisor, the advisor may avoid expenses that might otherwise be incurred.  It is possible that certain of the research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by an advisor.  Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions for such other account or investment company.

Wachovia Securities, LLC, an affiliate of the Fund’s investment advisor and a member of the New York and American Stock Exchanges, may effect portfolio transactions for the Fund. Wachovia Securities, LLC, is a majority-owned subsidiary of Wachovia Corporation, the Fund’s investment advisor’s parent.

               Although the advisor may use a broker-dealer that sells Fund shares to effect transactions for the Fund's portfolios, when selecting a broker for portfolio trades, the advisor may not consider the amount of Fund shares a broker has sold.

Simultaneous Transactions

The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients.  When a security is suitable for the investment goal of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client.   The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.

ORGANIZATION

            The following is qualified in its entirety by reference to the Trust’s Declaration of Trust.

Description of Shares

               The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares.  Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class.  Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class.  Shareholders have no preemptive or conversion rights.  Shares are redeemable and transferable.

Voting Rights

               Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings.  Generally, at meetings of shareholders, each share is entitled to one vote for each dollar of “NAV” applicable to such share.  Shares generally vote together as one class on all matters.  No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of the affected class, as required by the Declaration of Trust.  Shares have non‑cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

Limitation of Trustees' Liability

               The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Code of Ethics

               The Trust, its principal underwriter and its various investment advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act (“Code of Ethics”).  Each of these Codes of Ethics permits Fund personnel to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts subject to certain restrictions and conditions and is on file with, and available from, the SEC.

Shareholder Liability

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Fund.  However, the Declaration of Trust states that no shareholder shall be personally liable for the debts, liabilities, obligations and expense incurred by, contracted for, or otherwise existing with respect to the Fund and provides that notice of such disclaimer may be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees.  The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for any obligation or liability of the Fund solely by reason of being or having been a shareholder.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is generally limited to the circumstances in which the Fund would be unable to meet its obligations.

INVESTMENT ADVISORY AGREEMENT

               On behalf of the Fund, the Trust has entered into an investment advisory and management agreement with the Fund’s investment advisor (the "Advisory Agreement").  Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets.  The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

                 The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing  annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see “Expenses” in Part 1 of this SAI.

               The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares.  In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares.  The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

               For a discussion regarding the considerations of the Fund's Board of Trustees for approving or renewing the Fund's investment advisory agreements, please see either the Fund's Annual Report or Semiannual Report immediately following the approval or renewal of the Fund's contract for the most recent fiscal period.

Transactions Among Advisory Affiliates

               The Trust has adopted procedures pursuant to Rule 17a‑7 of the 1940 Act ("Rule 17a‑7 Procedures").  The Rule 17a‑7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of Wachovia Corporation is an investment advisor.  The Rule 17a‑7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of Wachovia Corporation is an investment advisor.  The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.

PORTFOLIO MANAGERS

Other Funds and Accounts Managed.  The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio managers of the Funds as of the Funds’ most recent fiscal year end, April 30, 2007.

Portfolio Manager		(Assets in thousands)
Robert A. Calhoun	Assets of registered investment companies managed
	Evergreen Fund

	Evergreen Balanced Fund1	$1,320,470
	Evergreen Core Bond Fund	4,133,054
	Evergreen Institutional Mortgage Portfolio	60,850
	Evergreen Short Intermediate Bond Fund	884,922
	Evergreen VA Balanced Fund[1]	76,024
	Evergreen VA Core Bond Fund	50,397

	TOTAL..................................................................................	6,525,717
	Those subject to performance fee............................................	0
	Number of other pooled investment vehicles managed.....................	6
	Assets of other pooled investment vehicles managed.................	2,260,900
	Number of those subject to performance fee	0
	Assets of those subject to performance fee .............................	0
	Number of other accounts managed..............................................	331
	Assets of other accounts managed..........................................	32,568,300
	Number of those subject to performance fee.............................	1
	Assets of those subject to performance fee..............................	310,300

1 The team at TAG is not fully responsible for the management of the entire portfolios of Evergreen Balanced Fund and Evergreen VA Balanced Fund.  As of April 30, 2007, the team was responsible only for approximately $308.1 million of the $1,396.5 million in assets in these funds.

Parham M. Behrooz	Assets of registered investment companies managed
	Evergreen Fund

	Evergreen Balanced Fund[1]	$1,320,470
	Evergreen Core Bond Fund	4,133,054
	Evergreen Institutional Mortgage Portfolio	60,850
	Evergreen Short Intermediate Bond Fund	884,922
	Evergreen VA Balanced Fund[1]	76,024
	Evergreen VA Core Bond Fund	50,397

	TOTAL..................................................................................	6,525,717
	Those subject to performance fee............................................	0
	Number of other pooled investment vehicles managed.....................	6
	Assets of other pooled investment vehicles managed.................	2,260,900
	Number of those subject to performance fee	0
	Assets of those subject to performance fee .............................	0
	Number of other accounts managed..............................................	331
	Assets of other accounts managed..........................................	32,568,300
	Number of those subject to performance fee.............................	1
	Assets of those subject to performance fee..............................	310,300

1 The team at TAG is not fully responsible for the management of the entire portfolios of Evergreen Balanced Fund and Evergreen VA Balanced Fund.  As of April 30, 2007, the team was responsible only for approximately $308.1 million of the $1,396.5 million in assets in these funds.

Mehmet Camurdan	Assets of registered investment companies managed
	Evergreen Fund

	Evergreen Balanced Fund[1]	$1,320,470
	Evergreen Core Bond Fund	4,133,054
	Evergreen Institutional Mortgage Portfolio	60,850
	Evergreen Short Intermediate Bond Fund	884,922
	Evergreen VA Balanced Fund[1]	76,024
	Evergreen VA Core Bond Fund	50,397

	TOTAL..................................................................................	6,525,717
	Those subject to performance fee............................................	0
	Number of other pooled investment vehicles managed.....................	6
	Assets of other pooled investment vehicles managed.................	2,260,900
	Number of those subject to performance fee	0
	Assets of those subject to performance fee .............................	0
	Number of other accounts managed..............................................	331
	Assets of other accounts managed..........................................	32,568,300
	Number of those subject to performance fee.............................	1
	Assets of those subject to performance fee..............................	310,300

1 The team at TAG is not fully responsible for the management of the entire portfolios of Evergreen Balanced Fund and Evergreen VA Balanced Fund.  As of April 30, 2007, the team was responsible only for approximately $308.1 million of the $1,396.5 million in assets in these funds.

Eric R. Harper	Assets of registered investment companies managed
	Evergreen Fund

	Evergreen Balanced Fund[1]	$1,320,470
	Evergreen Core Bond Fund	4,133,054
	Evergreen Institutional Mortgage Portfolio	60,850
	Evergreen Short Intermediate Bond Fund	884,922
	Evergreen VA Balanced Fund[1]	76,024
	Evergreen VA Core Bond Fund	50,397

	TOTAL..................................................................................	6,525,717
	Those subject to performance fee............................................	0
	Number of other pooled investment vehicles managed.....................	6
	Assets of other pooled investment vehicles managed.................	2,260,900
	Number of those subject to performance fee	0
	Assets of those subject to performance fee .............................	0
	Number of other accounts managed..............................................	331
	Assets of other accounts managed..........................................	32,568,300
	Number of those subject to performance fee.............................	1
	Assets of those subject to performance fee..............................	310,300

1 The team at TAG is not fully responsible for the management of the entire portfolios of Evergreen Balanced Fund and Evergreen VA Balanced Fund.  As of April 30, 2007, the team was responsible only for approximately $308.1 million of the $1,396.5 million in assets in these funds.

Todd C. Kuimjian	Assets of registered investment companies managed
	Evergreen Fund

	Evergreen Balanced Fund[1]	$1,320,470
	Evergreen Core Bond Fund	4,133,054
	Evergreen Institutional Mortgage Portfolio	60,850
	Evergreen Short Intermediate Bond Fund	884,922
	Evergreen VA Balanced Fund[1]	76,024
	Evergreen VA Core Bond Fund	50,397

	TOTAL..................................................................................	6,525,717
	Those subject to performance fee............................................	0
	Number of other pooled investment vehicles managed.....................	6
	Assets of other pooled investment vehicles managed.................	2,260,900
	Number of those subject to performance fee	0
	Assets of those subject to performance fee .............................	0
	Number of other accounts managed..............................................	331
	Assets of other accounts managed..........................................	32,568,300
	Number of those subject to performance fee.............................	1
	Assets of those subject to performance fee..............................	310,300

1 The team at TAG is not fully responsible for the management of the entire portfolios of Evergreen Balanced Fund and Evergreen VA Balanced Fund.  As of April 30, 2007, the team was responsible only for approximately $308.1 million of the $1,396.5 million in assets in these funds.

Lisa Brown-Premo	Assets of registered investment companies managed
	Evergreen Fund

	Evergreen Managed Income Fund	$1,183,094
	Evergreen Strategic Income Fund[2]	298,017
	Evergreen VA Strategic Income Fund[2]	89,305
	Evergreen Adjustable Rate Fund	2,682,949
	Evergreen Ultra Short Bond Fund	744,872
	Evergreen US Government Fund	571,470

	TOTAL..................................................................................	5,569,707
	Those subject to performance fee............................................	0
	Number of other pooled investment vehicles managed.....................	6
	Assets of other pooled investment vehicles managed.................	2,260,900
	Number of those subject to performance fee	0
	Assets of those subject to performance fee .............................	0
	Number of other accounts managed..............................................	331
	Assets of other accounts managed..........................................	32,568,300
	Number of those subject to performance fee.............................	1
	Assets of those subject to performance fee..............................	310,300

[2] Ms. Brown Premo is not fully responsible for the management of the entire portfolios of the Evergreen Managed Income Fund, Evergreen Strategic Income Fund and Evergreen VA Strategic Income Fund.  As of April 30, 2007, she was responsible only for approximately $391.8 million of the $1,570.4 million in assets in these funds.

Bob Rowe	Assets of registered investment companies managed
	Evergreen Fund

	Evergreen Managed Income Fund3	$1,183,094
	Evergreen Adjustable Rate Fund[3]	2,682,949
	Evergreen Ultra Short Bond Fund[3]	744,872

	TOTAL..................................................................................	4,610,915
	Those subject to performance fee............................................	0
	Number of other pooled investment vehicles managed.....................	6
	Assets of other pooled investment vehicles managed.................	2,260,900
	Number of those subject to performance fee	0
	Assets of those subject to performance fee .............................	0
	Number of other accounts managed..............................................	331
	Assets of other accounts managed..........................................	32,568,300
	Number of those subject to performance fee.............................	1
	Assets of those subject to performance fee..............................	310,300

3 Mr. Rowe is not fully responsible for the management of the entire Evergreen Managed Income Fund.  As of April 30, 2007, he was responsible only for approximately $286.0 million of the $1,183.1 million in assets in this fund.

Andrew Cestone	Assets of registered investment companies managed

	Evergreen Utilities & High Income Fund[1]	$306,590
	Evergreen Diversified Bond Fund[1]	295,508
	Evergreen High Yield Bond Fund	674,084
	Evergreen Income Advantage Fund	1,447,631
	Evergreen Managed Income Fund[1]	1,183,094
	Evergreen Select High Yield Bond Fund	185,899
	Evergreen Va High Income Fund	39,807

	TOTAL..........................................................................................	$4,132,613
	Those subject to performance fee....................................................	0
	Number of other pooled investment vehicles managed........................	4
	Assets of other pooled investment vehicles managed.........................	$157,646
	Number of those subject to performance fee.....................................	0
	Assets of those subject to performance fee	N/A
	Number of other accounts managed.................................................	4
	Assets of other accounts managed..................................................	$182,931
	Number of those subject to performance fee.....................................	0

1Mr. Cestone was not fully responsible for the management of the entire Evergreen Utilities & High Income Fund, Evergreen Diversified Bond Fund and Evergreen Managed Income Fund.  As of April 30, 2007, he was responsible only for approximately $709.7 million of the $1,785.2 million in assets in these funds.

Portfolio Manager		(Assets in thousands)
Karen DiMeglio	Assets of registered investment companies managed

	TOTAL.....................................................................................	0
	Those subject to performance fee...............................................	N/A
	Number of other pooled investment vehicles managed........................	0
	Assets of other pooled investment vehicles managed...................	N/A
	Number of those subject to performance fee................................	N/A
	Assets of those subject to performance fee	N/A
	Number of other accounts managed.................................................	37
	Assets of separate accounts managed.......................................	$1,098,501
	Number of those subject to performance fee................................	0
	Assets of those subject to performance fee.................................	N/A

Margie Patel	Assets of registered investment companies managed

	Evergreen Diversified Income Builder Fund[1]	$298,017
	Evergreen VA Diversified Income Builder Fund[1]	89,305
	Evergreen Balanced Fund[1,2]	1,320,470
	Evergreen VA Balanced Fund[1,2]	76,024

	TOTAL...............................................................................	$1,783,816
	Those subject to performance fee.........................................	0
	Number of other pooled investment vehicles managed.............	0
	Assets of other pooled investment vehicles managed..............	N/A
	Number of those subject to performance fee..........................	N/A
	Assets of those subject to performance fee	N/A
	Number of separate accounts managed.................................	0
	Assets of separate accounts managed..................................	N/A
	Number of those subject to performance fee..........................	N/A

	1Ms. Patel was named portfolio manager of each these Funds effective April 23, 2007.

2Ms. Patel is not fully responsible for the management of the entire Evergreen Balanced and Evergreen VA Balanced Fund.  As of April 30, 2007, she was responsible only for approximately $1,344.8 million of the $1,707.8 million in assets in these funds.

Peter Wilson	Assets of registered investment companies managed
	Name of Fund

	Evergreen Strategic Income Fund*	$273,687
	Evergreen VA Strategic Income Fund*	85,576
	Evergreen International Balanced Income Fund*	241,021
	Evergreen Multi-Sector Income Fund*	1,163,765
	Evergreen International Bond Fund	1,058,412
	Evergreen Core Plus Bond Fund**	282,146

	TOTAL...............................................................................	3,104,607
	Those subject to performance fee.........................................	0
	Number of other pooled investment vehicles managed.............	5
	Assets of other pooled investment vehicles managed..............	841,526
	Number of those subject to performance fee..........................	0
	Number of other accounts managed......................................	27
	Assets of other accounts managed.......................................	16,947,569
	Number of those subject to performance fee..........................	0

* Mr. Wilson is not fully responsible for the management of the entire portfolios of Evergreen Strategic Income Fund, Evergreen VA Strategic Income Fund, Evergreen International Balanced Income Fund, Evergreen Multi-Sector Income Fund and Evergreen Core Plus Bond Fund. As of August 31, 2007, he was responsible only for approximately $413.8 million of the $2,064.2 million in assets in these funds.

**Assets were as of August 31, 2007 although Mr. Wilson did not begin management of Evergreen Core Plus Bond Fund until October 1, 2007.

Anthony J. Norris	Assets of registered investment companies managed
	Name of Fund

	Evergreen Strategic Income Fund*	$273,687
	Evergreen VA Strategic Income Fund*	85,576
	Evergreen International Balanced Income Fund*	241,021
	Evergreen Multi-Sector Income Fund*	1,163,765
	Evergreen International Bond Fund	1,058,412
	Evergreen Core Plus Bond Fund**	282,146

	TOTAL...............................................................................	3,104,607
	Those subject to performance fee.........................................	0
	Number of other pooled investment vehicles managed.............	5
	Assets of other pooled investment vehicles managed..............	841,526
	Number of those subject to performance fee..........................	0
	Number of other accounts managed......................................	27
	Assets of other accounts managed.......................................	16,947,569
	Number of those subject to performance fee..........................	0

* Mr. Norris is not fully responsible for the management of the entire portfolios of Evergreen Strategic Income Fund, Evergreen VA Strategic Income Fund, Evergreen International Balanced Income Fund, Evergreen Multi-Sector Income Fund and Evergreen Core Plus Bond Fund. As of August 31, 2007, he was responsible only for approximately $413.8 million of the $2,064.2 million in assets in these funds.

**Assets were as of August 31, 2007 although Mr. Norris did not begin management of Evergreen Core Plus Bond Fund until October 1, 2007.

Alex Perrin	Assets of registered investment companies managed
	Name of Fund

	Evergreen Strategic Income Fund*	$273,687
	Evergreen VA Strategic Income Fund*	85,576
	Evergreen International Balanced Income Fund*	241,021
	Evergreen Multi-Sector Income Fund*	1,163,765
	Evergreen International Bond Fund	1,058,412
	Evergreen Core Plus Bond Fund**	282,146

	TOTAL...............................................................................	3,104,607
	Those subject to performance fee.........................................	0
	Number of other pooled investment vehicles managed.............	5
	Assets of other pooled investment vehicles managed..............	841,526
	Number of those subject to performance fee..........................	0
	Number of other accounts managed......................................	27
	Assets of other accounts managed.......................................	16,947,569
	Number of those subject to performance fee..........................	0

* Mr. Perrin is not fully responsible for the management of the entire portfolios of Evergreen Strategic Income Fund, Evergreen VA Strategic Income Fund, Evergreen International Balanced Income Fund, Evergreen Multi-Sector Income Fund and Evergreen Core Plus Bond Fund. As of August 31, 2007, he was responsible only for approximately $413.8 million of the $2,064.2 million in assets in these funds.

**Assets were as of August 31, 2007 although Mr. Perrin did not begin management of Evergreen Core Plus Bond Fund until October 1, 2007.

Michael Lee	Assets of registered investment companies managed
	Name of Fund

	Evergreen Strategic Income Fund*	$273,687
	Evergreen VA Strategic Income Fund*	85,576
	Evergreen International Balanced Income Fund*	241,021
	Evergreen Multi-Sector Income Fund*	1,163,765
	Evergreen International Bond Fund	1,058,412
	Evergreen Core Plus Bond Fund**	282,146

	TOTAL...............................................................................	3,104,607
	Those subject to performance fee.........................................	0
	Number of other pooled investment vehicles managed.............	5
	Assets of other pooled investment vehicles managed..............	841,526
	Number of those subject to performance fee..........................	0
	Number of other accounts managed......................................	27
	Assets of other accounts managed.......................................	16,947,569
	Number of those subject to performance fee..........................	0

* Mr. Lee is not fully responsible for the management of the entire portfolios of Evergreen Strategic Income Fund, Evergreen VA Strategic Income Fund, Evergreen International Balanced Income Fund, Evergreen Multi-Sector Income Fund and Evergreen Core Plus Bond Fund. As of August 31, 2007, he was responsible only for approximately $413.8 million of the $2,064.2 million in assets in these funds.

**Assets were as of August 31, 2007 although Mr. Lee did not begin management of Evergreen Core Plus Bond Fund until October 1, 2007.

Conflicts of Interest.  Portfolio managers generally face two types of conflicts of interest:  (1) conflicts between and among the interests of the various accounts they manage, and (2) conflicts between the interests of the accounts they manage and their own personal interests.  The policies of EIMC, TAG and EIA require that portfolio managers treat all accounts they manage equitably and fairly in the face of such real or potential conflicts.

               The management of multiple Funds and other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, particularly if the Funds and accounts have different objectives, benchmarks and time horizons.  The portfolio manager may also be required to allocate his or her investment ideas across multiple Funds and accounts.  In addition, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible Funds and accounts.  Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution.  Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts.  It may also happen that a Fund’s adviser or sub-adviser will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that a Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.

EIMC does not receive a performance fee for its management of the Funds, other than Evergreen Large Cap Equity Fund.  TAG and EIA do not receive a performance fee for their management of the Funds. EIMC, TAG and EIA and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Funds – for instance, those that pay a higher advisory fee and/or have a performance fee.  The policies of EIMC, TAG and EIA however, require that portfolio managers treat all accounts they manage equitably and fairly.

As noted above, portfolio managers may also experience certain conflicts between the interests of the accounts they manage and their own personal interests (which may include interests in advantaging EIMC or a sub-advisor).  The structure of a portfolio manager’s or an investment advisor’s compensation may create an incentive for the manager or advisor to favor accounts whose performance has a greater impact on such compensation.  The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts.  Similarly, if a portfolio manager holds a larger personal investment in one Fund than he or she does in another, the portfolio manager may have an incentive to favor the Fund in which he or she holds a larger stake.

The Evergreen funds may engage in cross trades, in which one Evergreen fund sells a particular security to another Evergreen fund or account (potentially saving transaction costs for both accounts).  Cross trades may pose a potential conflict of interest if, for example, one account sells a security to another account at a higher price than an independent third party would pay.

In general, EIMC, TAG and EIA have policies and procedures to address the various potential conflicts of interest described above.  Each advisor has policies and procedures designed to ensure that portfolio managers have sufficient time and resources to devote to the various accounts they manage.  Similarly, each advisor has policies and procedures designed to ensure that investments and investment opportunities are allocated fairly across accounts, and that the interests of client accounts are placed ahead of a portfolio manager’s personal interests.  However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

Compensation.  For EIMC, TAG and EIA, portfolio managers’ compensation consists primarily of a base salary and an annual bonus.  Each portfolio manager’s base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including, among others, experience, quality of performance record and breadth of management responsibility, and a comparison to competitive market data provided by external compensation consultants.  The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year. Unless described in further detail below, none of the portfolio managers of the Funds has predetermined bonus arrangements.

The annual bonus has an investment performance component, which accounts for a majority of the annual bonus, and a subjective evaluation component.  The bonus is typically paid in a combination of cash and equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, EIMC’s publicly traded parent company.  The amount of the investment performance component is based on the pre-tax investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior five years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics).  See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance.  In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%.  In general, the investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product.  For example, if a portfolio manager was to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%.  In certain cases, portfolio weights within the composite may differ from the actual weights as determined by assets.  For example, a very small fund’s weight within a composite may be increased to create a meaningful contribution.

To be eligible for an investment performance related bonus, the time-weighted average percentile rank must be above the 50th percentile.  A portfolio manager has the opportunity to maximize the investment performance component of the incentive payout by generating performance at or above the 25th percentile level.

In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations.  Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

For calendar year 2007, the investment performance component of each portfolio manager’s bonus will be determined based on comparisons to the benchmarks (either to the individual benchmark or one or more composites of all or some of such benchmarks) indicated below.  The benchmarks may change for purposes of calculating bonus compensation for calendar year 2008.

Portfolio Manager

Parham M. Behrooz...................	Callan Core Bond Callan Intermediate Lipper Intermediate Investment Grade Lipper Short-Intermediate Investment Grade
Lisa Brown-Premo......................	Lipper Adjustable Rate Mortgage Funds Lipper Intermediate U.S. Government Funds Lipper Multi Sector Income Lipper Ultra Short Obligation Funds
Robert A. Calhoun......................	Callan Core Bond Callan Intermediate Lipper Intermediate Investment Grade Lipper Short-Intermediate Investment Grade
Mehmet Camurdan.....................	Callan Core Bond Callan Intermediate Lipper Intermediate Investment Grade Lipper Short-Intermediate Investment Grade
Andrew Cestone........................	Callan High Yield Lipper High Yield Lipper Multi Sector Income
Karen DiMeglio..........................	Lipper Short Investment Grade Lipper Intermediate U.S. Government
Eric R. Harper............................	Callan Core Bond Callan Intermediate Lipper Intermediate Investment Grade Lipper Short-Intermediate Investment Grade
Todd C. Kuimjian.......................	Callan Core Bond Callan Intermediate Lipper Intermediate Investment Grade Lipper Short-Intermediate Investment Grade Funds
Margie Patel..............................	Lipper Corporate Debt Funds BBB Rated Universe
Lisa Brown-Premo......................	Lipper Adjustable Rate Mortgage Funds Lipper Intermediate U.S. Government Funds Lipper Multi Sector Income Funds Lipper Ultra Short Obligation Funds Lipper Short-Intermediate Investment Grade Funds
Robert Rowe..............................	Lipper Adjustable Rate Mortgage Funds Lipper Intermediate U.S. Government Funds Lipper Multi Sector Income Funds Lipper Ultra Short Obligation Funds Lipper Short-Intermediate Investment Grade Funds

Peter Wilson	Lipper International Income Index Lipper Emerging Debt Index
Anthony J. Norris	Lipper International Income Index Lipper Emerging Debt Index
Alex Perrin	Lipper International Income Index Lipper Emerging Debt Index
Michael Lee	Lipper International Income Index Lipper Emerging Debt Index

EIMC portfolio managers that manage certain privately offered pooled investment vehicles may also receive a portion of the advisory fees and/or performance fees charged by EIMC (or an affiliate of EIMC) to such clients.  Unless described in further detail below, none of the portfolio managers of the Funds receives such compensation.

In addition, portfolio managers may participate, at their election, in various benefits programs, including the following:

medical, dental, vision and prescription benefits;

life, disability and long-term care insurance;

before-tax spending accounts relating to dependent care, health care, transportation and parking; and

various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.

These benefits are broadly available to EIMC employees.  Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level.  For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

Fund Holdings.  The tables below presents the dollar range of investment each portfolio manager beneficially holds in each Fund he or she manages as well as the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) as of the Funds’ fiscal year ended April 30, 2007. Total exposure equals the sum of (i) the portfolio manager’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the portfolio manager’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the portfolio manager’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Evergreen Core Bond Fund

Parham M. Behrooz...................	$10,001 - $50,000
Robert A. Calhoun......................	$50,001 - $100,000
Mehmet Camurdan.....................	$10,001 - $50,000
Eric R. Harper............................	$1 - $10,000
Todd C. Kuimjian.......................	$10,001-$50,000
Evergreen Core Plus Bond Fund
Parham M. Behrooz...................	$10,001 - $50,000
Robert A. Calhoun......................	$50,001 - $100,000
Mehmet Camurdan.....................	$10,001 - $50,000
Eric R. Harper............................	$1 - $10,000
Todd C. Kuimjian.......................	$1 - $10,000
Lisa Brown-Premo......................	$10,001 - $50,000
Robert Rowe..............................	$1 -- $10,000
Andrew Cestone(a)......................	$10,001 - $50,000(a)
Anthony J. Norris	$0(b)
Alex Perrin	$0(b)
Peter Wilson	$0(b)
Michael Lee	$0(b)

Evergreen Diversified Income Builder Fund
Margie Patel(c)...........................	$500,001 – $1,000,000 (c)

Evergreen High Income Fund

Andrew Cestone(a)......................	$10,001 - $50,000(a)

Evergreen Select High Yield Bond Fund

Andrew Cestone(a)......................	$0 (a)

Evergreen U.S. Government Fund

Lisa Brown-Premo......................	$10,001 - $50,000
Karen DiMeglio..........................	$1 - $10,000

Evergreen Institutional Mortgage Portfolio(d)

Parham M. Behrooz...................	$0
Robert A. Calhoun......................	$0
Mehmet Camurdan.....................	$0
Eric R. Harper............................	$0
Todd C. Kuimjian.......................	$0

Mr. Cestone became portfolio manager of the Fund as of March 1, 2007 and did not own shares of the Fund as of the fiscal year end. These holdings are as of the date of this SAI.

Messrs. Norris, Perrin, Wilson and Lee are non-U.S. residents and therefore do not hold shares of the Evergreen funds.

Ms. Patel became portfolio manager of the Fund as of April 23, 2007 and did not own shares of the Fund as of the fiscal year end. These holdings are as of the date of this SAI.

Evergreen Institutional Mortgage Portfolio is sold primarily to institutional investors with a $1 million dollar minimum investment.

Portfolio Manager
Holdings in Evergreen Family of Funds
Parham M. Behrooz...................	$50,001 – $100,000
Lisa Brown-Premo......................	Over $1,000,000
Andrew Cestone........................	$100,001 -- $500,000 (a)
Robert A. Calhoun......................	Over $1,000,000
Mehmet Camurdan.....................	$1 – $10,000
Karen DiMeglio..........................	$1 – $10,000
Eric R. Harper............................	$50,001 – $100,000
Todd C. Kuimjian.......................	$100,001 -- $500,000
Margie Patel..............................	Over $1,000,000 (a)
Robert Rowe..............................	$1 -- $10,000
Anthony J. Norris	$0(b)
Alex Perrin	$0(b)
Peter Wilson	$0(b)
Michael Lee	$0(b)

(a)    These holdings are as of the date of this SAI.

(b)                Messrs. Norris, Perrin, Wilson and Lee are non-U.S. residents and therefore do not hold shares of the
                                         Evergreen funds.

The table below presents the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) by certain members of senior management of EIMC and its affiliates that are involved in Evergreen’s mutual fund business as of December 31, 2006.  Total exposure equals the sum of (i) the individual’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the individual’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the individual’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Peter Cziesko.................................. Executive Managing Director and President of Global Distribution, EIMC	$100,001 – $500,000
Dennis Ferro.................................... Chief Executive Officer and Chief Investment Officer, EIMC	Over $1,000,000
Richard Gershen.............................. Head of Business Strategy, Risk and Product Management, EIMC	$500,001 – $1,000,000
W. Douglas Munn............................ Chief Operating Officer, EIMC	$500,001 – $1,000,000
Patrick O’Brien................................ President, Institutional Division, EIMC	Over $1,000,000

MANAGEMENT OF THE TRUST

The Trust is supervised by a Board of Trustees.  The Trustees meet periodically throughout the year to oversee the Fund’s activities, reviewing, among other things, the Fund’s performance and its contractual arrangements with various service providers.  Each Trustee is paid a fee for his or her services.  See “Expenses-Trustee Compensation” in Part 1 of this SAI.

               The Trust has an Executive Committee which consists of K. Dun Gifford, Dr. Russell A. Salton, III and the Chairman of the Board, Michael S. Scofield, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings, acts on routine matters between scheduled Board meetings and reviews and resolves conflicts of interest between the Fund and the Fund's investment advisor or its affiliates.  The Executive Committee also functions as the Nominating Committee and the Qualified Legal Compliance Committee (as further described below).  In addition, members of the Executive Committee serve on the 15(c) Committee (as further described below). As of July 14, 2006, the Executive Committee assumed the responsibilities of the Litigation Oversight Committee, which was dissolved. The Executive Committee assumed responsibilities for overseeing and assisting Trustee oversight of: litigation commenced by or against the Evergreen funds; litigation commenced by or against any service provider to the Funds that relates to the Funds or that may have a material effect on the service provider’s ability to perform its services to the Funds; non-routine regulatory actions, examinations, inspections, or other activities in respect of any service provider to the Funds that relate to its services to the Funds or that may have a material effect on the service provider’s ability to perform its services to the Funds. For the fiscal year ended April 30, 2007, the Executive Committee held 23 committee meetings.

               The Nominating Committee is responsible for nominating candidates for election to the Board of Trustees by the full Board.  The Committee may solicit suggestions for persons to fill vacancies on the Boards of Trustees from such sources as it deems appropriate, including EIMC.  The Committee will consider nominations for openings on the Board of Trustees from shareholders who have separately or as a group held for at least one full year at least 5% of the outstanding shares of a Fund.  Shareholder recommendations should be sent to the attention of the Committee in care of the Fund’s Secretary and should include biographical information, including the proposed nominee’s business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable.

                    The Qualified Legal Compliance Committee is responsible for establishing written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of an applicable U.S. federal or state securities law, a material breach of a fiduciary duty arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law by a Fund or by any officer, Trustee, employee or agent of a Fund.  The Committee is also responsible for determining whether an investigation is necessary regarding any report of evidence of a material violation.  If it is determined that there has been a material violation, the Committee is responsible for informing the Fund’s chief legal officer and chief executive officer and taking all other appropriate actions to respond to evidence of a material violation.

               The Fund has a 15(c) Committee which consists of Charles A. Austin, III, K. Dun Gifford, Dr. Leroy Keith, Jr., Dr. Russell A. Salton, III, Richard J. Shima and the Chairman of the Committee, Michael S. Scofield, each of whom is an Independent Trustee. The 15(c) Committee is responsible for gathering relevant information to assist the full Board in fulfilling its obligations relating to the initial approval and renewal of advisory and distribution contracts pursuant to Section 15 of the 1940 Act.  It may request information from and submit questions to the Fund's investment advisor and its affiliates in order for the full Board of Trustees to determine whether or not to enter into or renew Fund contracts. For the fiscal year ended April 30, 2007 the 15(c) Committee held 5committee meetings.

The Trust has an Audit Committee which consists of Dr. Russell A. Salton, III, Patricia B. Norris and the Chairman of the Committee, Charles A. Austin III, each of whom is an Independent Trustee.  The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that it deems appropriate. As of July 14, 2006, the Audit Committee assumed the responsibilities of the Pricing Committee, which was dissolved.  The Audit Committee assumed the responsibilities for overseeing and assisting Trustee oversight of matters related to pricing and valuation of portfolio securities. For the fiscal year ended April 30, 2007, the Audit Committee held 7committee meetings.

               The Trust has a Distribution, 12b-1, and Service Committee (formerly the 12b-1 Committee) which consists of William W. Pettit and the Chairman of the Committee, Dr. Leroy Keith, Jr., each of whom is an Independent Trustee. The Distribution, 12b-1, and Service Committee oversees and assists Trustee oversight of: the means by which shares of the Evergreen funds are distributed; expenditures by the Funds’ distributor of amounts paid under the Funds’ Rule 12b-1 plans; the nature and quality of services provided by the Funds’ transfer agent; and the overall level of servicing provided to shareholders in the Funds.   For the fiscal year ended April 30, 2007, the Distribution, 12b-1, and Service Committee held 4 committee meetings.

               The Trust has a Performance Committee which consists of Gerald McDonnell, K. Dun Gifford, David M. Richardson, Richard Wagoner and the Chairman of the Committee, Richard J. Shima.  The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisors to the Evergreen funds and assesses the performance of the Evergreen funds. With the exception of Mr. Wagoner, the members of the Performance Committee are Independent Trustees. For the fiscal year ended April 30, 2007, the Performance Committee held 4 committee meetings.

               Set forth below are the Trustees of each of the fifteen Evergreen Trusts.  The address for each Trustee is P.O. Box 20083, Charlotte, North Carolina 28202. All shareholder communications should be sent to this address.

Independent Trustees:

Name and Date of Birth	Position with Trust	Beginning Year of Term of Office[1]	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Fund Complex[2]as of 12/31/2006	Other Directorships held outside of Evergreen Fund Complex
Charles A. Austin III DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)	94	None
K. Dun Gifford DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College	94	None
Dr. Leroy Keith, Jr. DOB: 2/14/1939	Trustee	1983	Partner, Almanac Capital Management (private equity fund); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services	94	Trustee, Phoenix Fund Complex (consisting of 60 portfolios as of 12/31/06)
Gerald M. McDonnell DOB: 7/14/1939	Trustee	1988	Manager of Commercial Operations, CMC Steel (steel producer)	94	None
Patricia B. Norris DOB: 4/9/1948	Trustee	2006	President and Director of Buckleys of Kezar Lake, Inc., (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)	94	None
William Walt Pettit DOB: 8/26/1955	Trustee	1984	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)	94	None
David M. Richardson DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden LLC (executive recruitment business development/consulting company); Consultant, Kennedy Information, Inc. (executive recruitment information and research company); Consultant, AESC (The Association of Executive Search Consultants); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications)	94	None
Dr. Russell A. Salton, III DOB: 6/2/1947	Trustee	1984	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource Associates, Inc.	94	None
Michael S. Scofield DOB: 2/20/1943	Trustee	1984	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)	94	None
Richard J. Shima DOB: 8/11/1939	Trustee	1993	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee, Saint Joseph College (CT)	94	None

Interested Trustee:

Richard K. Wagoner, CFA[3] DOB: 12/12/1937	Trustee	1999	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society	94	None

1      Each Trustee, except Ms. Norris, serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. As a new Trustee, Ms. Norris’ initial term ends June 30, 2009, at which time she may be re-elected by the Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees.

2      As of December 31, 2006, the Evergreen Fund Complex consisted of ten open-end investment management companies representing eighty-nine separate series and five closed-end funds.

3      Mr. Wagoner is an "interested person" of the Evergreen funds because of his ownership of shares in Wachovia Corporation, the parent to the Evergreen funds' investment advisor.

Trustee Ownership of Evergreen Funds Shares

               Set forth in the table below are the names of the Evergreen funds in which the Trustees are invested. Amounts reflected include amounts received through the Trustees’ Deferred Compensation Plan. The table shows the dollar range of each Trustee’s investment in each Fund and the aggregate dollar range of their investment in the Evergreen fund complex, as of December 31, 2006.

Independent Trustees:

Trustee	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Fund Complex
Charles A. Austin III	Evergreen Equity Income Fund[1]	Over $100,000	Over $100,000
	Evergreen Global Opportunities Fund[2]	Over $100,000
	Evergreen Health Care Fund[2]	Over $100,000
	Evergreen International Equity Fund[1]	Over $100,000
	Evergreen Large Cap Equity Fund[1]	Over $100,000
	Evergreen Mid Cap Growth Fund[1]	Over $100,000
	Evergreen Omega Fund[1]	$50,001-$100,000
	Evergreen Precious Metals Fund	$50,001-$100,000
	Evergreen Utility and Telecommunications Fund	$10,001-$50,000
K. Dun Gifford	Evergreen Asset Allocation Fund	$50,001-$100,000	Over $100,000
	Evergreen Emerging Markets Growth Fund	$50,001-$100,000
	Evergreen Equity Income Fund	$50,001-$100,000
	Evergreen Fundamental Large Cap Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	Over $100,000
	Evergreen Health Care Fund	$10,001-$50,000
Dr. Leroy Keith, Jr.	Evergreen Asset Allocation Fund	$1-$10,000	Over $100,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Diversified Bond Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	$10,001-$50,000
	Evergreen Limited Duration Fund	$10,001-$50,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Omega Fund	$1-$10,000
	Evergreen Utilities and High Income Fund	$1-$10,000
	Evergreen Utility and Telecommunications Fund	$1-$10,000
Gerald M. McDonnell	Evergreen Adjustable Rate Fund	$10,001-$50,000	Over $100,000
	Evergreen Asset Allocation Fund[1]	$50,001-$100,000
	Evergreen Balanced Fund[1]	$50,001-$100,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Equity Income Fund	$10,001-$50,000
	Evergreen Fundamental Large Cap Fund[2]	Over $100,000
	Evergreen Global Large Cap Equity Fund[1]	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Large Cap Value Fund[1]	$50,001-$100,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Money Market Fund[2]	Over $100,000
	Evergreen Omega Fund[1]	$10,001-$50,000
	Evergreen Short Intermediate Bond Fund	$1-$10,000
	Evergreen Strategic Municipal Bond Fund	$10,001-$50,000
	Evergreen Utilities and High Income Fund	$1-$10,000
Patricia B. Norris	Evergreen Disciplined Small-Mid Value Fund	$10,001-$50,000	Over $100,000
	Evergreen Disciplined Value Fund	$10,001-$50,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	$10,001-$50,000
	Evergreen Growth Fund	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen International Equity Fund	$10,001-$50,000
	Evergreen Precious Metals Fund	$10,001-$50,000
	Evergreen Utility and Telecommunications Fund	$10,001-$50,000
William Walt Pettit	Evergreen Asset Allocation Fund[1]	$1-$10,000	Over $100,000
	Evergreen Balanced Fund[1]	$1-$10,000
	Evergreen Disciplined Value Fund[1]	$1-$10,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Equity Income Fund[1]	$1-$10,000
	Evergreen Fundamental Large Cap Fund[2]	Over $100,000
	Evergreen Global Large Cap Equity Fund[2]	$10,001-$50,000
	Evergreen Global Opportunities Fund[2]	Over $100,000
	Evergreen Growth Fund[1]	Over $100,000
	Evergreen Health Care Fund[2]	Over $100,000
	Evergreen International Equity Fund[2]	$10,001-$50,000
	Evergreen Large Cap Equity Fund[1]	Over $100,000
	Evergreen Large Cap Value Fund[1]	$1-$10,000
	Evergreen Mid Cap Growth Fund[1]	$1-$10,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Utility and Telecommunications Fund[2]	Over $100,000
David M. Richardson	Evergreen Asset Allocation Fund	$50,001-$100,000	Over $100,000
	Evergreen Managed Income Fund	$50,001-$100,000
	Evergreen Precious Metals Fund	$10,001-$50,000
	Evergreen Special Values Fund	$10,001-$50,000
	Evergreen Utilities and High Income Fund	$50,001-$100,000
Dr. Russell A. Salton, III	Evergreen Asset Allocation Fund[1]	Over $100,000	Over $100,000
	Evergreen Fundamental Large Cap Fund[1]	$1-$10,000
	Evergreen Global Opportunities Fund[1]	Over $100,000
	Evergreen Large Cap Equity Fund[1]	$10,001-$50,000
	Evergreen Large Cap Value Fund[1]	Over $100,000
Michael S. Scofield	Evergreen Asset Allocation Fund	$10,001-$50,000	Over $100,000
	Evergreen Balanced Fund[2]	Over $100,000
	Evergreen Core Bond Fund[1]	$50,001-$100,000
	Evergreen Disciplined Value Fund	$10,001-$50,000
	Evergreen Equity Index Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Omega Fund	$10,001-$50,000
	Evergreen Special Equity Fund	$10,001-$50,000
	Evergreen Utility and Telecommunications Fund	$10,001-$50,000
Richard J. Shima	Evergreen Asset Allocation Fund[1]	Over $100,000	Over $100,000
	Evergreen Balanced Fund	$50,001-$100,000
	Evergreen Connecticut Municipal Bond Fund	$50,001-$100,000
	Evergreen Fundamental Large Cap Fund[1]	$50,001-$100,000
	Evergreen Global Large Cap Equity Fund	Over $100,000
	Evergreen Global Opportunities Fund	Over $100,000
	Evergreen Income Advantage Fund	$10,001-$50,000
	Evergreen International Balanced Income Fund	$10,001-$50,000
	Evergreen International Equity Fund	$10,001-$50,000
	Evergreen Large Cap Equity Fund[1]	$50,001-$100,000
	Evergreen Large Cap Value Fund[1]	Over $100,000
	Evergreen Managed Income Fund	$10,001-$50,000
	Evergreen Omega Fund	$50,001-$100,000
	Evergreen Utilities and High Income Fund	$10,001-$50,000

Interested Trustee:

Trustee	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Fund Complex
Richard K. Wagoner	Evergreen Balanced Fund	$10,001-$50,000	Over $100,000
	Evergreen Equity Income Fund	Over $100,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Mid Cap Growth Fund	Over $100,000
	Evergreen Money Market Fund	Over $100,000
	Evergreen Municipal Money Market Fund	$10,001-$50,000
	Evergreen Omega Fund	Over $100,000
	Evergreen Special Values Fund	Over $100,000
	Evergreen Treasury Money Market Fund	$1-$10,000
	Evergreen Utilities and High Income Fund	$1-$10,000

1         Invested through the Trustees’ Deferred Compensation Plan.  The Deferred Compensation Plan allows each Trustee to defer any or all of his or her compensation for serving as Trustee, and to have such compensation invested into a deferral account.  The investment performance of the deferral account is based on the investment performance of the particular Evergreen fund(s) selected by the Trustee.

2         Amount shown includes direct investments as well as investments through the Trustees' Deferred Compensation Plan. Dollar ranges of investments held directly in these funds are as follows: Mr. Austin – Evergreen Global Opportunities Fund, $50,001-$100,000; Evergreen Health Care Fund, $10,001 - $50,000. Mr. McDonnell – Evergreen Fundamental Large Cap Fund, $10,001 - $50,000 and Evergreen Money Market Fund, $1 - $10,000. Mr. Pettit – Evergreen Fundamental Large Cap Fund, $10,001 - $50,000; Evergreen Global Large Cap Equity Fund, $1 - $10,000; Evergreen Global Opportunities Fund, $10,001 - $50,000; Evergreen Health Care Fund, $10,001 - $50,000; Evergreen International Equity Fund, $10,001 - $50,000; Evergreen Utility and Telecommunications Fund, $10,001 - $50,000. Mr. Scofield – Evergreen Balanced Fund, $10,001-$50,000.

Set forth below are the principal officers of each of the fifteen Evergreen Trusts.

Name, Address and Date of Birth	Position with Trust	Principal Occupation for Last Five Years
Dennis H. Ferro 401 S. Tryon Charlotte, NC 28288 DOB: 6/20/1945	President since 2003	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.
Kasey Phillips 200 Berkeley Street Boston, MA 02116 DOB: 12/12/1970	Treasurer since 2005[1]	Senior Vice President, Evergreen Investment Services, Inc.; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.
Jeremy DePalma 200 Berkeley Street Boston, MA 02116 DOB: 2/5/1974	Treasurer since 2005[1]	Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.
Michael H. Koonce 200 Berkeley Street Boston, MA 02116 DOB: 4/20/1960	Secretary since 2000

Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and Assistant General Counsel, Wachovia Corporation

Robert Guerin 200 Berkeley Street Boston, MA 02116 DOB: 9/20/1965	Chief Compliance Officer since 2007

Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Company, Inc; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1         Kasey Phillips is the Treasurer for Evergreen Fixed Income Trust, Evergreen International Trust, Evergreen Municipal Trust, Evergreen Select Fixed Income Trust, Evergreen Global Dividend Opportunity Fund, Evergreen Income Advantage Fund, Evergreen Multi-Sector Income Fund, Evergreen Utilities and High Income Fund and Evergreen International Balanced Income Fund.  Jeremy DePalma is the Treasurer to Asset Allocation Trust, Evergreen Equity Trust, Evergreen Money Market Trust, Evergreen Select Equity Trust, Evergreen Select Money Market Trust and Evergreen Variable Annuity Trust.

Officers and certain Trustees of the Funds may be affiliated persons of the Funds and an affiliated person of EIMC or EIS by virtue of their positions as an officer or employee of EIMC or EIS.

POLICY FOR DISSEMINATION OF PORTFOLIO HOLDINGS

            A complete listing of portfolio holdings for every Fund as of the calendar quarter end will be available to the public approximately 15 calendar days after the calendar quarter end. Such listing will be posted to EvergreenInvestments.com as soon after the 15 days as possible. In addition, certain Funds (such as Evergreen money market funds) may make available to the public a complete list of holdings as of month end, posted to EvergreenInvestments.com within approximately 15 calendar days after the month end.  A Fund may also from time to time post to EvergreenInvestments.com more current portfolio holdings information as of a specified date.

            Except as described below, no other dissemination of portfolio holdings is allowed to any shareholder, potential shareholder or party external to Evergreen except those disclosed below and disseminations (i) required by law, (ii) to affiliated or unaffiliated service providers (including the investment advisor, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential, (iii) to other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as the Fund's legal counsel and independent registered public accounting firm), or (iv) to institutional investment consultants or mutual fund analytical firms and, in such cases, only where there are signed confidentiality agreements in place. Institutional investment consultants are those organizations who utilize fund holdings data and characteristics such as beta, P/E ratio, etc. to screen investment vehicles for their large, institutional clients.  These consultants typically compare the Funds against other investment firms’ products to see which is most suitable for the clients.  In presentations to clients, these consultants will sometimes provide data regarding the Funds and how they compared to products of other investment advisors.  The confidentiality agreements applicable to these situations preclude these firms from providing any client with holdings data until the 15th calendar day after quarter end when the data is available to the public.

            This policy applies to affiliates of Evergreen such as Wachovia Trust and Wachovia Securities.  Officers of the Funds may authorize disclosure of the Fund’s portfolio securities in accordance with this policy.  The Fund’s Board reviewed this policy and has designated a chief compliance officer to be responsible for monitoring compliance with the policy.  The chief compliance officer reports directly to the Board.

               As of the date of this SAI, the Funds had ongoing arrangements with the following recipients to make available non-public portfolio holdings information relating to the Funds:

Recipient	Purpose	Timing
State Street Bank and Trust Company	Funds’ custodian, tax service provider and securities lending agent	Daily
KPMG LLP	Funds’ independent registered public accounting firm	As necessary in connection with financial statements and SEC filings
EIS	Funds’ administrator	Daily
ESC	Funds’ transfer agent	Quarterly
EIMC	Funds’ investment advisor	Daily
Moody's Investor Services, Inc.	Provides rating services for the Funds	Weekly
Capital Access International	Analytical	Monthly
Lipper	Analytical	Monthly
Northern Trust Company	Analytical	Monthly
Thomson Financial, Inc.	Analytical	Monthly
Wachovia Fiduciary Compliance	Compliance Filings	Quarterly
JPMorgan Chase Bank	Funds’ securities lending agent	Daily
Wachovia Bank N.A.	Funds’ securities lending agent	Daily

               Once portfolio holdings information is made public, there are no restrictions on providing the data to any shareholder or other party.

CORPORATE AND MUNICIPAL BOND RATINGS

The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns.  A rating is an opinion of an issuer’s ability to pay interest and/or principal when due.  Ratings reflect an issuer’s overall financial strength and whether it can meet its financial commitments under various economic conditions.

If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody’s.  The Fund may also rely on ratings provided by Fitch.  Rating systems are similar among the different services.  As an example, the chart below compares basic ratings for long-term bonds.  The “Credit Quality” terms in the chart are for quick reference only.  Following the chart are the specific definitions each service provides for its ratings.

COMPARISON OF LONG-TERM BOND RATINGS

MOODY’S	S&P	FITCH	Credit Quality
Aaa	AAA	AAA	Excellent Quality (lowest risk) *
Aa	AA	AA	Almost Excellent Quality (very low risk) *
A	A	A	Good Quality (low risk) *
Baa	BBB	BBB	Satisfactory Quality (some risk) *
Ba	BB	BB	Questionable Quality (definite risk) **
B	B	B	Low Quality (high risk) **
Caa/Ca/C	CCC/CC/C	CCC/CC/C	In or Near Default **
	D	DDD/DD/D	In Default **

* Considered investment grade.

** Considered below investment grade.

CORPORATE BONDS

LONG-TERM RATINGS

Moody’s Corporate Long-Term Bond Ratings

Aaa  Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds which are ratedA possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds which are rated Baa are considered as medium-grade obligations (i.e. they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B  Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers,1, 2 and 3 in each generic rating classification from Aa to Caa.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA  An obligation rated AAA has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated AA differs from the highest-rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A    An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:As described below, obligations rated  BB, B, CCC, CC, and C are regarded as having significant speculative characteristics.  BBindicates the least degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet it financial commitment on the obligation.

CCC  An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated CC is currently highly vulnerable to nonpayment.

C  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D  The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected.  S&P changes ratings to D either:

On the day an interest and/or principal payment is due and is not paid.  An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

Upon voluntary bankruptcy filing or similar action.  An exception is made if S&P expects that debt service payments will continue to be made on a specific issue.  In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-)  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA  Highest credit quality.   AAA ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality.  AA ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality.  A ratings denote a lower expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality.  BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

BB  Speculative.  BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B  Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C             High default risk.  Default is a real possibility.  Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments.  A CC rating indicates that default of some kind appears probable.  C ratings signal imminent default.

DDD, DD, D             Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  ‘DDD’ obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.  “DD” indicates potential recoveries in the range of 50%-90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this categoryhave defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

+ or - may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

CORPORATE SHORT-TERM RATINGS

Moody’s Corporate Short-Term Issuer Ratings

Prime-1  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

--  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

--  Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

--  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B  A short-term obligation rated B is regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C  A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected.  S&P changes ratings to D either:

On the day an interest and/or principal payment is due and is not paid.  An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue.  In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1  Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2  Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B  Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

MUNICIPAL BONDS

LONG-TERM RATINGS

Moody’s Municipal Long-Term Bond Ratings

Aaa  Bonds rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  Bonds rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds ratedA possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B  Bonds rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  Bonds rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C  Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers1, 2 and 3 in each generic rating classification from Aa to B.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA  An obligation rated AAA has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated AA differs from the highest-rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A    An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:As described below, obligations rated  BB, B, CCC, CC and C are regarded as having significant speculative characteristics.   BBindicates the least degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet it financial commitment on the obligation.

CCC  An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated CC is currently highly vulnerable to nonpayment.

C  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D  An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA  Highest credit quality.   AAA ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality.  AA ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality.  A ratings denote a lower expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality.  BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

BB  Speculative.  BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B  Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A CC rating indicates that default of some kind appears probable.  C ratings signal imminent default.

DDD, DD, D  Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.  While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.  DDindicates potential recoveries in the range of 50%-90% and Dthe lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some of all of their obligations.  Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.  Entities rated DD and D are generally undergoing a formal reorganization or liquidation process: those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

+ or - may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

SHORT-TERM MUNICIPAL RATINGS

Moody’s Municipal Short-Term Issuer Ratings

Prime-1   Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidence by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

--  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

--  Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

--  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2   Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3   Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody’s Municipal Short-Term Loan Ratings

MIG 1  This designation denotes best quality.  There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2  This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

MIG 3  This designation denotes favorable quality.  Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG  This designation denotes speculative quality.  Debt instruments in this category may lack margins of protection.

S&P Commercial Paper Ratings

A-1   This designation indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2  Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated A-1.

A-3  Issues carrying this designation have an adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B  Issues rated B are regarded as having only speculative capacity for timely payment.

C  This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D  Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1  Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2  Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3   Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

F1  Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2  Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B  Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

ADDITIONAL INFORMATION

               Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

               No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EIS, and no person is entitled to rely on any information or representation not contained therein.

               The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

Appendix A

The Fund's Board of Trustees has approved the following Proxy Voting Policy and Procedures on behalf of the Fund. These policies and procedures are that of the investment advisor.  The Fund's Proxy Voting Records indicating how each Evergreen fund voted proxies relating to portfolio securities during the twelve-month period ended June 30 of each year may be obtained, without charge, by visiting our Web site at EvergreenInvestments.com or the SEC’s website at http://www.sec.gov.

Evergreen Investment Management Company, LLC

Proxy Voting Policy and Procedures

February 1, 2007

Statement of Principles

Evergreen Investment Management Company (Evergreen) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to Evergreen, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients' best interest.

Proxy Committee

Evergreen has established a proxy committee (Committee) which is a sub-committee of Evergreen's Investment Policy Committee. The Committee is responsible for approving Evergreen's proxy voting policies, procedures and guidelines, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Share Blocking

Evergreen does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

Conflicts of Interest

Evergreen recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where Evergreen or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within Evergreen and Wachovia Corporation will prevent Evergreen from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, Evergreen will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of Evergreen become aware of a potential conflict of interest, the Committee shall consult with Evergreen's Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Concise Domestic Proxy Voting Guidelines

The following is a concise summary of the Evergreen Investments Management Company LLC proxy voting policy guidelines for 2007.

1. Auditors

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless:

An auditor has a financial interest in or association with the company, and is therefore not independent;

There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

Fees for non-audit services are excessive.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

Composition of the board and key board committees;

Attendance at board and committee meetings;

Corporate governance provisions and takeover activity;

Disclosures under Section 404 of the Sarbanes-Oxley Act;

Long-term company performance relative to a market and peer index;

Extent of the director’s investment in the company;

Existence of related party transactions;

Whether the chairman is also serving as CEO;

Whether a retired CEO sits on the board;

Number of outside boards at which a director serves.

Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.

WITHHOLD from individual directors who:

Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

Sit on more than six public company boards;

Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;

The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section “Performance Test for Directors”.

WITHHOLD from inside directors and affiliated outside directors when:

The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

The non-audit fees paid to the auditor are excessive;

A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

WITHHOLD from the members of the Compensation Committee if:

There is a negative correlation between chief executive pay and company performance;

The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

The company fails to submit one-time transfers of stock options to a shareholder vote;

The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

The company has backdated options (see “Options Backdating” policy);

The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

Presiding at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

Serving as liaison between the chairman and the independent directors,

Approving information sent to the board,

Approving meeting agendas for the board,

Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,

Having the authority to call meetings of the independent directors,

If requested by major shareholders, ensuring that he is available for consultation and direct communication;

Two-thirds independent board;

All-independent key committees;

Established governance guidelines;

The company does not under-perform its peers.

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

Long-term financial performance of the target company relative to its industry;

Management’s track record;

Background to the proxy contest;

Qualifications of director nominees (both slates);

Strategic plan of dissident slate and quality of critique against management;

Likelihood that the proposed goals and objectives can be achieved (both slates);

Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

Shareholders have approved the adoption of the plan; or

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

No lower than a 20 percent trigger, flip-in or flip-over;

A term of no more than three years;

No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company’s ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Poor Pay Practices

WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices, such as:

Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);

Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);

Huge bonus payouts without justifiable performance linkage or proper disclosure;

Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);

Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);

New CEO awarded an overly generous new hire package (e.g., including excessive “make whole” provisions or any of the poor pay practices listed in this policy);

Excessive severance provisions (e.g., including excessive change in control payments);

Change in control payouts without loss of job or substantial diminution of job duties;

Internal pay disparity;

Options backdating (covered in a separate policy); and

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

The total cost of the company’s equity plans is unreasonable;

The plan expressly permits the repricing of stock options without prior shareholder approval;

There is a disconnect between CEO pay and the company’s performance;

The company’s three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or

The plan is a vehicle for poor pay practices.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation plan are met and disclosed in the proxy statement:

Stock ownership guidelines with a minimum of three times the annual cash retainer.

Vesting schedule or mandatory holding/deferral period:

A minimum vesting of three years for stock options or restricted stock; or

Deferred stock payable at the end of a three-year deferral period.

A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

No retirement/benefits and perquisites for non-employee directors; and

A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Employee Stock Purchase Plans--Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

Purchase price is at least 85 percent of fair market value;

Offering period is 27 months or less; and

The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans--Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

Limits on employee contribution (a fixed dollar amount or a percentage of base salary);

Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

No discount on the stock price on the date of purchase since there is a company matching contribution.

Options Backdating

In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

Length of time of options backdating;

Size of restatement due to options backdating;

Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recouping option gains on backdated grants;

Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

A trigger beyond the control of management;

The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

Change-in-control payments should be double-triggered, i.e., (1) after a change in the company’s ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. Corporate Responsibility

Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

The company is conducting animal testing programs that are unnecessary or not required by regulation;

The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards.

Drug Pricing and Re-importation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

The existing level of disclosure on pricing policies;

Deviation from established industry pricing norms;

The company’s existing initiatives to provide its products to needy consumers;

Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

New legislation is adopted allowing development and drilling in the ANWR region;

The company intends to pursue operations in the ANWR; and

The company has not disclosed an environmental risk report for its ANWR operations.

Concentrated Area Feeding Operations (CAFOs)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

The company does not maintain operations in Kyoto signatory markets;

The company already evaluates and substantially discloses such information; or,

Greenhouse gas emissions do not significantly impact the company’s core businesses.

Political Contributions

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: any recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

Past performance as a closed-end fund;

Market in which the fund invests;

Measures taken by the board to address the discount; and

Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

Concise Global Proxy Voting Guidelines

Following is a concise summary of general policies for voting global proxies. In addition, country- and market-specific policies, which are not captured below.

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

there are concerns about the accounts presented or audit procedures used; or

the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

there are serious concerns about the accounts presented or the audit procedures used;

the auditors are being changed without explanation; or

nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

there are serious concerns about the statutory reports presented or the audit procedures used;

questions exist concerning any of the statutory auditors being appointed; or

the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

the payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Director Elections

Vote FOR management nominees in the election of directors, unless:

Adequate disclosure has not been met in a timely fashion;

There are clear concerns over questionable finances or restatements;

There have been questionable transactions with conflicts of interest;

There are any records of abuses against minority shareholder interests; and

The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

Director Compensation

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

there are serious questions about actions of the board or management for the year in question; or

legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

the specific purpose of the increase (such as a share-based acquisition or merger) does not meet established guidelines for the purpose being proposed; or

the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

Vote FOR share repurchase plans, unless:

clear evidence of past abuse of the authority is available; or

the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, we review publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, we place emphasis on the offer premium, market reaction, and strategic rationale.

Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause more scrutiny.

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? We will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

EVERGREEN FIXED INCOME TRUST

PRO FORMA FINANCIAL STATEMENTS

Evergreen High Income Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments

April 30, 2008

These Pro Forma Financial Statements relate specifically to the proposed transfer of the assets and liabilities of Evergreen Select High Yield Bond Fund, a series of Evergreen Select Fixed Income Trust, to Evergreen High Income Fund, a series of Evergreen Fixed Income Trust, in exchange for Class A and Class I shares of Evergreen High Income Fund (to be issued to holders of Class IS and Class I shares, respectively, of beneficial interest, $0.001 par value per share, of Evergreen Select High Yield Bond Fund). The period presented covers the period from May 1, 2007 through April 30, 2008 and reflects financial information assuming the merger takes place.

	Evergreen High Income Fund		Evergreen Select High Yield Bond Fund		Evergreen High Income Fund Pro Forma##

	Principal Amount	Value	Principal Amount	Value	Principal Amount	Value

WHOLE LOAN MORTGAGE-BACKED PASS THROUGH SECURITIES 0.5% FLOATING-RATE 0.5%
Lehman XS Trust, Ser. 2006-18N, Class A5A, 3.07%, 12/25/2036 (cost $2,548,975, $561,275 and $3,110,250, respectively)	$3,565,000	$2,576,603	$785,000	$567,359	$4,350,000	$3,143,962

CORPORATE BONDS 79.8%
CONSUMER DISCRETIONARY 17.6%
Auto Components 1.6%
Cooper Standard Automotive, Inc.:
7.00%, 12/15/2012 Þ	210,000	193,620	0	0	210,000	193,620
8.375%, 12/15/2014	1,035,000	859,050	0	0	1,035,000	859,050
Cooper Tire & Rubber Co., 7.625%, 03/15/2027	2,715,000	2,307,750	815,000	692,750	3,530,000	3,000,500
Goodyear Tire & Rubber Co., 9.00%, 07/01/2015 Þ	1,139,000	1,244,357	315,000	344,138	1,454,000	1,588,495
Metaldyne Corp.:
10.00%, 11/01/2013	5,100,000	3,302,250	0	0	5,100,000	3,302,250
11.00%, 06/15/2012	1,772,000	655,640	0	0	1,772,000	655,640

		8,562,667		1,036,888		9,599,555

Automobiles 1.3%
Ford Motor Co., 7.70%, 05/15/2097	5,630,000	3,743,950	0	0	5,630,000	3,743,950
General Motors Corp.:
7.20%, 01/15/2011 Þ	4,030,000	3,576,625	0	0	4,030,000	3,576,625
8.25%, 07/15/2023 Þ	1,470,000	1,106,175	0	0	1,470,000	1,106,175

		8,426,750		0		8,426,750

Diversified Consumer Services 0.2%
Education Management, LLC, 8.75%, 06/01/2014	1,040,000	930,800	0	0	1,040,000	930,800
Service Corporation International, 6.75%, 04/01/2015	85,000	85,531	20,000	20,125	105,000	105,656

		1,016,331		20,125		1,036,456

Hotels Restaurants & Leisure 4.7%
Caesars Entertainment, Inc.:
7.875%, 03/15/2010 Þ	1,625,000	1,535,625	495,000	467,775	2,120,000	2,003,400
8.125%, 05/15/2011 Þ	590,000	502,238	145,000	123,431	735,000	625,669
Fontainebleau Las Vegas Holdings, LLC, 10.25%, 06/15/2015 Þ 144A	5,272,000	3,809,020			5,272,000	3,809,020
Inn of the Mountain Gods Resort & Casino, 12.00%, 11/15/2010	2,095,000	1,822,650	485,000	421,950	2,580,000	2,244,600
Isle of Capri Casinos, Inc., 7.00%, 03/01/2014 Þ	6,725,000	5,211,875	1,555,000	1,205,125	8,280,000	6,417,000
Pinnacle Entertainment, Inc., 8.75%, 10/01/2013	175,000	178,500	45,000	45,900	220,000	224,400
Pokagon Gaming Authority, 10.375%, 06/15/2014 144A Þ	2,670,000	2,863,575	727,000	779,707	3,397,000	3,643,282
Seneca Gaming Corp., 7.25%, 05/01/2012	565,000	548,756	175,000	169,969	740,000	718,725
Shingle Springs Tribal Gaming Authority, 9.375%, 06/15/2015 144A Þ	2,615,000	2,327,350	620,000	551,800	3,235,000	2,879,150
Six Flags, Inc.:
8.875%, 02/01/2010 Þ	660,000	551,100	0	0	660,000	551,100
9.625%, 06/01/2014 Þ	1,000,000	665,000	0	0	1,000,000	665,000
Trump Entertainment Resorts, Inc., 8.50%, 06/01/2015 Þ	6,440,000	4,169,900	0	0	6,440,000	4,169,900
Universal City Development Partners, Ltd., 11.75%, 04/01/2010	1,320,000	1,369,500	380,000	394,250	1,700,000	1,763,750

		25,555,089		4,159,907		29,714,996

Household Durables 2.3%
Centex Corp.:
4.875%, 08/15/2008	1,220,000	1,207,887	375,000	371,277	1,595,000	1,579,164
5.80%, 09/15/2009	380,000	364,922	90,000	86,429	470,000	451,351
D.R. Horton, Inc.:
4.875%, 01/15/2010	580,000	553,900	180,000	171,900	760,000	725,800
5.00%, 01/15/2009	1,300,000	1,267,500	360,000	351,000	1,660,000	1,618,500
8.00%, 02/01/2009	620,000	620,000	190,000	190,000	810,000	810,000
Hovnanian Enterprises, Inc.:
6.00%, 01/15/2010 Þ	695,000	545,575	145,000	113,825	840,000	659,400
6.50%, 01/15/2014	804,000	574,860	85,000	60,775	889,000	635,635
KB Home:
7.75%, 02/01/2010 Þ	915,000	903,563	280,000	276,500	1,195,000	1,180,063
8.625%, 12/15/2008	555,000	563,325	135,000	137,025	690,000	700,350
Libbey, Inc., FRN, 11.91%, 06/01/2011 Þ	1,315,000	1,324,862	390,000	392,925	1,705,000	1,717,787
Meritage Homes Corp., 7.00%, 05/01/2014	565,000	485,194	0	0	565,000	485,194
Pulte Homes, Inc.:
4.875%, 07/15/2009	2,570,000	2,492,900	790,000	766,300	3,360,000	3,259,200
7.875%, 08/01/2011	160,000	156,800	45,000	44,100	205,000	200,900
Standard Pacific Corp., 5.125%, 04/01/2009	615,000	550,425	180,000	161,100	795,000	711,525

		11,611,713		3,123,156		14,734,869

Media 4.8%
Cablevision Systems Corp., Ser. B, 8.00%, 04/15/2012	1,830,000	1,830,000	355,000	355,000	2,185,000	2,185,000
Charter Communications, Inc., 10.875%, 09/15/2014 144A Þ	3,760,000	3,995,000	1,055,000	1,120,937	4,815,000	5,115,937
CSC Holdings, Inc., 7.625%, 04/01/2011	1,640,000	1,660,500	825,000	835,313	2,465,000	2,495,813
Idearc, Inc., 8.00%, 11/15/2016	5,060,000	3,314,300	1,220,000	799,100	6,280,000	4,113,400
Lamar Media Corp.:
6.625%, 08/15/2015 Þ	3,470,000	3,287,825	945,000	895,387	4,415,000	4,183,212
7.25%, 01/01/2013	165,000	164,175	50,000	49,750	215,000	213,925
Mediacom Broadband, LLC, 8.50%, 10/15/2015 Þ	580,000	536,500	135,000	124,875	715,000	661,375
Mediacom, LLC, 7.875%, 02/15/2011	515,000	489,250	145,000	137,750	660,000	627,000
Ion Media Networks, Inc., FRN, 8.96%, 01/15/2013 144A	2,950,000	1,777,375	0	0	2,950,000	1,777,375
R.H. Donnelley Corp., Ser. A-4, 8.875%, 10/15/2017 144A Þ	2,980,000	1,937,000	840,000	546,000	3,820,000	2,483,000
Sinclair Broadcast Group, Inc., 8.00%, 03/15/2012 Þ	480,000	487,800	135,000	137,194	615,000	624,994
Sirius Satellite Radio, Inc., 9.625%, 08/01/2013 Þ	1,685,000	1,428,038	0	0	1,685,000	1,428,038
XM Satellite Radio Holdings, Inc., 9.75%, 05/01/2014 Þ	1,705,000	1,649,587	0	0	1,705,000	1,649,587
Young Broadcasting, Inc., 8.75%, 01/15/2014	4,700,000	2,773,000	0	0	4,700,000	2,773,000

		25,330,350		5,001,306		30,331,656

Multi-line Retail 0.3%
Neiman Marcus Group, Inc., 9.00%, 10/15/2015	1,310,000	1,368,950	335,000	350,075	1,645,000	1,719,025

Specialty Retail 1.3%
American Achievement Corp., 8.25%, 04/01/2012	2,760,000	2,442,600	720,000	637,200	3,480,000	3,079,800
Home Depot, Inc., 5.875%, 12/16/2036	650,000	545,104	195,000	163,531	845,000	708,635
Michaels Stores, Inc., 10.00%, 11/01/2014 Þ	1,080,000	1,053,000	0	0	1,080,000	1,053,000
Payless ShoeSource, Inc., 8.25%, 08/01/2013	2,935,000	2,663,513	715,000	648,863	3,650,000	3,312,376

		6,704,217		1,449,594		8,153,811

Textiles Apparel & Luxury Goods 1.1%
AAC Group Holdings Corp., Sr. Disc. Note, Step Bond, 0.00%, 10/01/2012 †	435,000	341,475	0	0	435,000	341,475
Oxford Industries, Inc., 8.875%, 06/01/2011	4,762,000	4,559,615	1,230,000	1,177,725	5,992,000	5,737,340
Unifi, Inc., 11.50%, 05/15/2014 Þ	835,000	680,525	0	0	835,000	680,525

		5,581,615		1,177,725		6,759,340

CONSUMER STAPLES 2.0%
Beverages 0.1%
Constellation Brands, Inc., 8.375%, 12/15/2014	285,000	303,525	90,000	95,850	375,000	399,375

Food & Staples Retailing 0.3%
Ingles Markets, Inc., 8.875%, 12/01/2011	885,000	902,700	240,000	244,800	1,125,000	1,147,500
Rite Aid Corp., 8.125%, 05/01/2010	570,000	572,850	150,000	150,750	720,000	723,600

		1,475,550		395,550		1,871,100

Food Products 1.0%
Dean Foods Co., 6.625%, 05/15/2009	190,000	190,950	55,000	55,275	245,000	246,225
Del Monte Foods Co.:
6.75%, 02/15/2015	2,070,000	2,007,900	170,000	164,900	2,240,000	2,172,800
8.625%, 12/15/2012	1,240,000	1,289,600	678,000	705,120	1,918,000	1,994,720
Pilgrim’s Pride Corp.:
7.625%, 05/01/2015	140,000	133,700	40,000	38,200	180,000	171,900
8.375%, 05/01/2017 Þ	1,525,000	1,364,875	465,000	416,175	1,990,000	1,781,050

		4,987,025		1,379,670		6,366,695

Household Products 0.1%
Church & Dwight Co., 6.00%, 12/15/2012 Þ	480,000	475,200	125,000	123,750	605,000	598,950

Personal Products 0.5%
Central Garden & Pet Co., 9.125%, 02/01/2013	3,265,000	2,775,250	825,000	701,250	4,090,000	3,476,500

ENERGY 9.9%
Energy Equipment & Services 2.7%
Bristow Group, Inc., 7.50%, 09/15/2017	1,160,000	1,203,500	0	0	1,160,000	1,203,500
Dresser-Rand Group, Inc., 7.375%, 11/01/2014 Þ	1,689,000	1,697,445	515,000	517,575	2,204,000	2,215,020
GulfMark Offshore, Inc., 7.75%, 07/15/2014	1,465,000	1,523,600	375,000	390,000	1,840,000	1,913,600
Hornbeck Offshore Services, Inc., Ser. B, 6.125%, 12/01/2014 Þ	4,210,000	4,115,275	1,155,000	1,129,012	5,365,000	5,244,287
Parker Drilling Co., 9.625%, 10/01/2013	1,870,000	1,972,850	4,000	4,220	1,874,000	1,977,070
PHI, Inc., 7.125%, 04/15/2013	4,100,000	3,854,000	995,000	935,300	5,095,000	4,789,300

		14,366,670		2,976,107		17,342,777

Oil, Gas & Consumable Fuels 7.2%
Chesapeake Energy Corp., 6.875%, 01/15/2016	4,390,000	4,455,850	1,175,000	1,192,625	5,565,000	5,648,475
Clayton Williams Energy, Inc., 7.75%, 08/01/2013	1,565,000	1,471,100	290,000	272,600	1,855,000	1,743,700
Delta Petroleum Corp., 7.00%, 04/01/2015	1,705,000	1,517,450	0	0	1,705,000	1,517,450
El Paso Corp., 7.00%, 06/15/2017	1,025,000	1,074,796	220,000	230,688	1,245,000	1,305,484
Encore Acquisition Co.:
6.00%, 07/15/2015	3,360,000	3,108,000	550,000	508,750	3,910,000	3,616,750
6.25%, 04/15/2014 Þ	720,000	680,400	300,000	283,500	1,020,000	963,900
Energy Partners, Ltd., 9.75%, 04/15/2014 Þ	920,000	855,600	0	0	920,000	855,600
Exco Resources, Inc., 7.25%, 01/15/2011	2,260,000	2,260,000	580,000	580,000	2,840,000	2,840,000
Forbes Energy Services, LLC, 11.00%, 02/15/2015 144A	2,790,000	2,803,950	700,000	703,500	3,490,000	3,507,450
Forest Oil Corp., 7.25%, 06/15/2019 Þ	875,000	907,812	225,000	233,437	1,100,000	1,141,249
Frontier Oil Corp., 6.625%, 10/01/2011	770,000	770,000	205,000	205,000	975,000	975,000
Mariner Energy, Inc., 8.00%, 05/15/2017	622,000	614,225	157,000	155,038	779,000	769,263
Peabody Energy Corp.:
5.875%, 04/15/2016	3,750,000	3,656,250	905,000	882,375	4,655,000	4,538,625
7.875%, 11/01/2026	375,000	389,063	80,000	83,000	455,000	472,063
Plains All American Pipeline, LP, 6.50%, 05/01/2018 144A	570,000	583,202	125,000	127,895	695,000	711,097
Plains Exploration & Production Co., 7.75%, 06/15/2015	1,000,000	1,030,000	270,000	278,100	1,270,000	1,308,100
Sabine Pass LNG, LP:
7.25%, 11/30/2013	3,915,000	3,640,950	1,041,000	968,130	4,956,000	4,609,080
7.50%, 11/30/2016	260,000	239,200	30,000	27,600	290,000	266,800
Southwestern Energy Co., 7.50%, 02/01/2018 144A	180,000	191,700	55,000	58,575	235,000	250,275
Tesoro Corp.:
6.50%, 06/01/2017	2,135,000	1,969,537	0	0	2,135,000	1,969,537
6.625%, 11/01/2015	820,000	774,900	890,000	841,050	1,710,000	1,615,950
Williams Cos., 7.125%, 09/01/2011	4,060,000	4,466,000	900,000	960,750	4,960,000	5,426,750

		37,459,985		8,592,613		46,052,598

FINANCIALS 13.9%
Capital Markets 0.4%
E*TRADE Financial Corp.:
7.375%, 09/15/2013	990,000	809,325	220,000	179,850	1,210,000	989,175
8.00%, 06/15/2011 Þ	180,000	161,100	35,000	31,325	215,000	192,425
12.50%, 11/30/2017 144A	935,000	971,231	215,000	223,331	1,150,000	1,194,562

		1,941,656		434,506		2,376,162

Consumer Finance 8.1%
CCH II Capital Corp., 10.25%, 09/15/2010	7,360,000	7,117,912	0	0	7,360,000	7,117,912
Ford Motor Credit Co., LLC:
5.70%, 01/15/2010	3,980,000	3,726,490	1,360,000	1,273,373	5,340,000	4,999,863
5.80%, 01/12/2009	1,400,000	1,369,155	40,000	39,119	1,440,000	1,408,274
7.375%, 10/28/2009	4,965,000	4,781,072	2,360,000	2,272,574	7,325,000	7,053,646
9.75%, 09/15/2010	3,255,000	3,163,860	0	0	3,255,000	3,163,860

General Motors Acceptance Corp., LLC:
5.625%, 05/15/2009 Þ	1,035,000	973,373	430,000	404,397	1,465,000	1,377,770
6.875%, 09/15/2011	405,000	337,736	1,435,000	1,196,668	1,840,000	1,534,404
6.875%, 08/28/2012	8,645,000	6,864,433	740,000	587,586	9,385,000	7,452,019
7.25%, 03/02/2011	400,000	339,527	135,000	114,590	535,000	454,117
7.75%, 01/19/2010	1,620,000	1,491,161	455,000	418,814	2,075,000	1,909,975
8.00%, 11/01/2031	3,715,000	2,816,917	1,010,000	765,838	4,725,000	3,582,755
FRN:
3.75%, 09/23/2008	1,645,000	1,614,183	450,000	441,570	2,095,000	2,055,753
4.32%, 05/15/2009	2,750,000	2,509,598	820,000	748,316	3,570,000	3,257,914
Qwest Capital Funding, Inc., 6.50%, 11/15/2018	620,000	520,800	190,000	159,600	810,000	680,400
Sprint Capital Corp., 6.875%, 11/15/2028	2,490,000	1,940,641	635,000	494,902	3,125,000	2,435,543
Toll Corp.:
8.25%, 02/01/2011	2,145,000	2,075,287	650,000	628,875	2,795,000	2,704,162
8.25%, 12/01/2011	410,000	393,600	130,000	124,800	540,000	518,400

		42,035,745		9,671,022		51,706,767

Diversified Financial Services 1.5%
Citigroup, Inc., FRN, 8.40%, 04/29/2049	1,495,000	1,514,928	385,000	390,132	1,880,000	1,905,060
JPMorgan Chase & Co., FRN, 7.90%, 12/31/2049	985,000	1,006,663	215,000	219,728	1,200,000	1,226,391
Leucadia National Corp.:
7.125%, 03/15/2017	205,000	196,800	65,000	62,400	270,000	259,200
8.125%, 09/15/2015	4,210,000	4,315,250	1,150,000	1,178,750	5,360,000	5,494,000
Biomet, Inc., 11.625%, 10/15/2017 144A	610,000	651,175	0	0	610,000	651,175

		7,684,816		1,851,010		9,535,826

Real Estate Investment Trusts 2.0%
Host Marriott Corp.:
7.125%, 11/01/2013	2,250,000	2,252,813	640,000	640,800	2,890,000	2,893,613
Ser. Q, 6.75%, 06/01/2016	2,755,000	2,706,787	640,000	628,800	3,395,000	3,335,587
Omega Healthcare Investors, Inc.:
7.00%, 04/01/2014	3,980,000	3,905,375	1,145,000	1,123,531	5,125,000	5,028,906
7.00%, 01/15/2016	435,000	422,494	0	0	435,000	422,494
Ventas, Inc., 7.125%, 06/01/2015	920,000	926,900	375,000	377,813	1,295,000	1,304,713

		10,214,369		2,770,944		12,985,313

Thrifts & Mortgage Finance 1.9%
Residential Capital, LLC:
FRN, 3.49%, 06/09/2008 Þ	790,000	739,638	190,000	177,888	980,000	917,526
Step Bond:
8.125%, 11/21/2008 **	1,295,000	1,081,325	315,000	263,025	1,610,000	1,344,350
8.375%, 06/30/2010 Þ **	15,240,000	8,343,900	2,895,000	1,585,012	18,135,000	9,928,912

		10,164,863		2,025,925		12,190,788

HEALTH CARE 3.3%
Health Care Providers & Services 3.3%
HCA, Inc.:
6.375%, 01/15/2015	50,000	44,750	0	0	50,000	44,750
8.75%, 09/01/2010	1,365,000	1,409,363	0	0	1,365,000	1,409,363
9.25%, 11/15/2016	8,195,000	8,830,112	2,100,000	2,262,750	10,295,000	11,092,862
Omnicare, Inc.:
6.125%, 06/01/2013	3,360,000	3,074,400	910,000	832,650	4,270,000	3,907,050
6.875%, 12/15/2015	3,755,000	3,445,212	1,080,000	990,900	4,835,000	4,436,112

		16,803,837		4,086,300		20,890,137

INDUSTRIALS 8.0%
Aerospace & Defense 4.4%
Alliant Techsystems, Inc., 6.75%, 04/01/2016	410,000	407,950	110,000	109,450	520,000	517,400
DAE Aviation Holdings, 11.25%, 08/01/2015 144A	860,000	878,275	0	0	860,000	878,275
DRS Technologies, Inc., 6.625%, 02/01/2016	975,000	970,125	295,000	293,525	1,270,000	1,263,650
Hexcel Corp., 6.75%, 02/01/2015	1,585,000	1,583,019	435,000	434,456	2,020,000	2,017,475
L-3 Communications Holdings, Inc.:
5.875%, 01/15/2015	12,010,000	11,709,750	2,860,000	2,788,500	14,870,000	14,498,250
6.375%, 10/15/2015	4,265,000	4,238,343	1,550,000	1,540,313	5,815,000	5,778,656
Vought Aircraft Industries, Inc., 8.00%, 07/15/2011 Þ	2,950,000	2,817,250	0	0	2,950,000	2,817,250

		22,604,712		5,166,244		27,770,956

Commercial Services & Supplies 1.6%
Browning-Ferris Industries, Inc.:
7.40%, 09/15/2035	1,975,000	1,807,125	770,000	704,550	2,745,000	2,511,675
9.25%, 05/01/2021	2,360,000	2,454,400	575,000	598,000	2,935,000	3,052,400
Geo Group, Inc., 8.25%, 07/15/2013	650,000	674,375	175,000	181,563	825,000	855,938
Mobile Mini, Inc., 6.875%, 05/01/2015 Þ	1,295,000	1,097,512	390,000	330,525	1,685,000	1,428,037
Norcross Safety Products, LLC, Ser. B, 9.875%, 08/15/2011	1,500,000	1,579,695	455,000	479,174	1,955,000	2,058,869

		7,613,107		2,293,812		9,906,919

Machinery 0.9%
Commercial Vehicle Group, Inc., 8.00%, 07/01/2013	5,370,000	4,631,625	1,590,000	1,371,375	6,960,000	6,003,000

Road & Rail 0.8%
Avis Budget Car Rental, LLC, 7.75%, 05/15/2016	85,000	75,438	20,000	17,750	105,000	93,188
Hertz Global Holdings, Inc.:
8.875%, 01/01/2014	1,440,000	1,458,000	450,000	455,625	1,890,000	1,913,625
10.50%, 01/01/2016 Þ	40,000	40,450	10,000	10,112	50,000	50,562
Kansas City Southern:
7.50%, 06/15/2009	1,070,000	1,102,100	260,000	267,800	1,330,000	1,369,900
9.50%, 10/01/2008	1,355,000	1,375,325	385,000	390,775	1,740,000	1,766,100

		4,051,313		1,142,062		5,193,375

Trading Companies & Distributors 0.3%
Neff Corp., 10.00%, 06/01/2015 Þ	240,000	118,800	0	0	240,000	118,800
United Rentals, Inc., 6.50%, 02/15/2012	1,325,000	1,248,813	270,000	254,475	1,595,000	1,503,288

		1,367,613		254,475		1,622,088

INFORMATION TECHNOLOGY 3.6%
Electronic Equipment & Instruments 1.8%
Da-Lite Screen Co., Inc., 9.50%, 05/15/2011	2,765,000	2,640,575	710,000	678,050	3,475,000	3,318,625

Jabil Circuit, Inc.:
5.875%, 07/15/2010	535,000	525,589	145,000	142,449	680,000	668,038
8.25%, 03/15/2018 144A	4,075,000	4,095,375	1,120,000	1,125,600	5,195,000	5,220,975
Sanmina-SCI Corp.:
6.75%, 03/01/2013	440,000	400,400	125,000	113,750	565,000	514,150
8.125%, 03/01/2016	695,000	642,875	175,000	161,875	870,000	804,750
FRN, 5.55%, 06/15/2010 144A	563,000	558,778	145,000	143,913	708,000	702,691

		8,863,592		2,365,637		11,229,229

IT Services 1.3%
First Data Corp., 9.875%, 09/24/2015 144A	3,010,000	2,742,862	700,000	637,875	3,710,000	3,380,737
ipayment, Inc., 9.75%, 05/15/2014	1,660,000	1,435,900	0	0	1,660,000	1,435,900
SunGard Data Systems, Inc.:
4.875%, 01/15/2014	2,505,000	2,210,662	640,000	564,800	3,145,000	2,775,462
10.25%, 08/15/2015	50,000	53,375	0	0	50,000	53,375
Unisys Corp., 6.875%, 03/15/2010	715,000	690,869	190,000	183,587	905,000	874,456

		7,133,668		1,386,262		8,519,930

Office Electronics 0.1%
Xerox Corp., 6.35%, 05/15/2018	555,000	558,829	140,000	140,966	695,000	699,795

Semiconductors & Semiconductor Equipment 0.4%
Freescale Semiconductor, Inc.:
8.875%, 12/15/2014	85,000	75,225	25,000	22,125	110,000	97,350
9.125%, 12/15/2014 Þ	720,000	595,800	0	0	720,000	595,800
Spansion, Inc., FRN, 6.20%, 06/01/2013 144A	1,785,000	1,347,675	415,000	313,325	2,200,000	1,661,000

		2,018,700		335,450		2,354,150

MATERIALS 9.2%
Chemicals 4.1%
ARCO Chemical Co.:
9.80%, 02/01/2020 Þ	1,150,000	1,012,000	340,000	299,200	1,490,000	1,311,200
10.25%, 11/01/2010	190,000	194,750	50,000	51,250	240,000	246,000
Huntsman, LLC, 11.625%, 10/15/2010	1,970,000	2,078,350	600,000	633,000	2,570,000	2,711,350
Koppers Holdings, Inc.:
9.875%, 10/15/2013	225,000	239,625	67,000	71,355	292,000	310,980
Sr. Disc. Note, Step Bond, 0.00%, 11/15/2014 †	2,100,000	1,848,000	705,000	620,400	2,805,000	2,468,400
MacDermid, Inc., 9.50%, 04/15/2017 144A	3,071,000	2,948,160	0	0	3,071,000	2,948,160
Millenium America, Inc., 7.625%, 11/15/2026	2,265,000	1,466,587	665,000	430,588	2,930,000	1,897,175
Momentive Performance Materials, Inc.:
9.75%, 12/01/2014	2,425,000	2,364,375	600,000	585,000	3,025,000	2,949,375
10.125%, 12/01/2014	1,095,000	1,048,463	270,000	258,525	1,365,000	1,306,988
Mosaic Co.:
7.30%, 01/15/2028	1,325,000	1,291,875	400,000	390,000	1,725,000	1,681,875
7.875%, 12/01/2016 144A	1,990,000	2,189,000	675,000	742,500	2,665,000	2,931,500
Tronox Worldwide, LLC, 9.50%, 12/01/2012	4,844,000	4,190,060	1,155,000	999,075	5,999,000	5,189,135

		20,871,245		5,080,893		25,952,138

Construction Materials 0.7%
CPG International, Inc.:
10.50%, 07/01/2013	3,395,000	2,919,700	990,000	851,400	4,385,000	3,771,100
FRN, 11.47%, 07/01/2012	625,000	510,938	190,000	155,325	815,000	666,263

		3,430,638		1,006,725		4,437,363

Containers & Packaging 2.7%
Berry Plastics Holdings Corp.:
6.68%, 09/15/2014	605,000	517,275	0	0	605,000	517,275
7.57%, 02/15/2015 144A	720,000	698,400	160,000	155,200	880,000	853,600
8.875%, 09/15/2014	580,000	545,200	0	0	580,000	545,200
BPC Holding Corp., 8.875%, 09/15/2014 Þ	0	0	143,000	134,420	143,000	134,420
Exopack Holding Corp., 11.25%, 02/01/2014	3,115,000	2,990,400	915,000	878,400	4,030,000	3,868,800
Graham Packaging Co.:
8.50%, 10/15/2012 Þ	2,105,000	2,073,425	0	0	2,105,000	2,073,425
9.875%, 10/15/2014	1,515,000	1,431,675	0	0	1,515,000	1,431,675
Graphic Packaging International, Inc.:
8.50%, 08/15/2011 Þ	2,375,000	2,410,625	735,000	746,025	3,110,000	3,156,650
9.50%, 08/15/2013	505,000	505,000	55,000	55,000	560,000	560,000
Smurfit-Stone Container Corp., 8.375%, 07/01/2012	3,390,000	3,118,800	785,000	722,200	4,175,000	3,841,000

		14,290,800		2,691,245		16,982,045

Metals & Mining 0.8%
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 04/01/2017	2,705,000	2,995,787	830,000	919,225	3,535,000	3,915,012
Indalex Holdings Corp., 11.50%, 02/01/2014	1,870,000	1,467,950	0	0	1,870,000	1,467,950

		4,463,737		919,225		5,382,962

Paper & Forest Products 0.9%
Georgia Pacific Corp., 8.875%, 05/15/2031	2,240,000	2,195,200	610,000	597,800	2,850,000	2,793,000
Verso Paper Holdings, LLC:
9.125%, 08/01/2014 Þ		0	660,000	684,750	660,000	684,750
11.375%, 08/01/2016	2,462,000	2,535,860	0	0	2,462,000	2,535,860

		4,731,060		1,282,550		6,013,610

TELECOMMUNICATION SERVICES 4.7%
Diversified Telecommunication Services 1.7%
Citizens Communications Co., 7.875%, 01/15/2027	1,085,000	968,363	315,000	281,138	1,400,000	1,249,501
FairPoint Communications, Inc., 13.125%, 04/01/2018 144A Þ	890,000	903,350	215,000	218,225	1,105,000	1,121,575
Qwest Corp.:
6.50%, 06/01/2017	550,000	518,375	335,000	315,737	885,000	834,112
7.50%, 06/15/2023	635,000	584,200	175,000	161,000	810,000	745,200
7.875%, 09/01/2011	2,680,000	2,760,400	700,000	721,000	3,380,000	3,481,400
8.875%, 03/15/2012	1,365,000	1,446,900	420,000	445,200	1,785,000	1,892,100
West Corp., 11.00%, 10/15/2016 Þ	1,870,000	1,671,312	0	0	1,870,000	1,671,312

		8,852,900		2,142,300		10,995,200

Wireless Telecommunication Services 3.0%
Centennial Communications Corp., 8.125%, 02/01/2014 Þ	3,535,000	3,535,000	0	0	3,535,000	3,535,000
Cricket Communications, Inc., 9.375%, 11/01/2014 Þ	1,725,000	1,701,281	0	0	1,725,000	1,701,281

MetroPCS Communications, Inc., 9.25%, 11/01/2014	3,430,000	3,387,125	0	0	3,430,000	3,387,125
Rural Cellular Corp., 8.25%, 03/15/2012	3,600,000	3,762,000	555,000	579,975	4,155,000	4,341,975
Sprint Nextel Corp.:
6.375%, 05/01/2009	1,235,000	1,216,763	335,000	330,053	1,570,000	1,546,816
6.90%, 05/01/2019	355,000	293,401	110,000	90,913	465,000	384,314
Ser. D, 7.375%, 08/01/2015	1,990,000	1,593,075	605,000	484,327	2,595,000	2,077,402
Ser. F, 5.95%, 03/15/2014	2,015,000	1,573,528	590,000	460,735	2,605,000	2,034,263

		17,062,173		1,946,003		19,008,176

UTILITIES 7.6%
Electric Utilities 7.5%
Allegheny Energy Supply Co., 8.25%, 04/15/2012 144A	3,965,000	4,242,550	1,145,000	1,225,150	5,110,000	5,467,700
Aquila, Inc., Step Bond, 14.875%, 07/01/2012 **	5,510,000	6,722,200	1,589,000	1,938,580	7,099,000	8,660,780
CMS Energy Corp.:
6.55%, 07/17/2017	300,000	296,172	65,000	64,171	365,000	360,343
8.50%, 04/15/2011	325,000	349,684	100,000	107,595	425,000	457,279
Edison Mission Energy:
7.00%, 05/15/2017	335,000	340,025	60,000	60,900	395,000	400,925
7.20%, 05/15/2019	480,000	486,000	190,000	192,375	670,000	678,375
Energy Future Holdings Corp.:
10.875%, 11/01/2017 144A Þ	2,710,000	2,899,700	630,000	674,100	3,340,000	3,573,800
11.25%, 11/01/2017 144A	1,625,000	1,710,313	375,000	394,688	2,000,000	2,105,001
Mirant Americas Generation, LLC, 8.50%, 10/01/2021 Þ	500,000	492,500	135,000	132,975	635,000	625,475
Mirant Mid-Atlantic, LLC, Ser. C, 10.06%, 12/30/2028	433,561	498,595	131,530	151,259	565,091	649,854
Mirant North America, LLC, 7.375%, 12/31/2013 Þ	4,625,000	4,821,563	1,240,000	1,292,700	5,865,000	6,114,263
NRG Energy, Inc., 7.375%, 02/01/2016	3,870,000	3,995,775	1,060,000	1,094,450	4,930,000	5,090,225
Orion Power Holdings, Inc., 12.00%, 05/01/2010	4,665,000	5,166,487	1,239,000	1,372,192	5,904,000	6,538,679
Reliant Energy, Inc.:
6.75%, 12/15/2014	4,926,000	5,110,725	1,345,000	1,395,437	6,271,000	6,506,162
7.875%, 06/15/2017 Þ	90,000	94,275	25,000	26,188	115,000	120,463
Texas Competitive Electric Holdings Co., LLC:			0	0
10.25%, 11/01/2015 144A	300,000	314,250	0	0	300,000	314,250
10.50%, 11/01/2016 144A	50,000	51,438	0	0	50,000	51,438

		37,592,252		10,122,760		47,715,012

Independent Power Producers & Energy Traders 0.1%
AES Corp., 8.00%, 10/15/2017	0	0	30,000	31,425	30,000	31,425
Dynegy Holdings, Inc., 7.50%, 06/01/2015 Þ	370,000	370,000	85,000	85,000	455,000	455,000

		370,000		116,425		486,425

Total Corporate Bonds (cost $435,246,599, $94,109,449 and $529,356,048, respectively)		415,354,137		91,187,682		506,541,819

YANKEE OBLIGATIONS-CORPORATE 11.5%
CONSUMER DISCRETIONARY 0.0%
Media 0.0%
Videotron, Ltd., 9.125%, 04/15/2018 144A	155,000	165,850	35,000	37,450	190,000	203,300

ENERGY 2.7%
Oil, Gas & Consumable Fuels 2.7%
Connacher Oil & Gas, Ltd., 10.25%, 12/15/2015 144A	1,280,000	1,363,200	330,000	351,450	1,610,000	1,714,650
Griffin Coal Mining Co., Ltd.:
9.50%, 12/01/2016 144A	7,530,000	5,948,700	2,210,000	1,745,900	9,740,000	7,694,600
9.50%, 12/01/2016	1,180,000	932,200	25,000	19,750	1,205,000	951,950

OPTI Canada, Inc.:
7.875%, 12/15/2014	3,170,000	3,241,325	1,325,000	1,354,812	4,495,000	4,596,137
8.25%, 12/15/2014	1,965,000	2,038,687	0	0	1,965,000	2,038,687

		13,524,112		3,471,912		16,996,024

FINANCIALS 2.4%
Consumer Finance 0.8%
Avago Technologies Finance, Ltd.:
10.125%, 12/01/2013	220,000	235,400	55,000	58,850	275,000	294,250
FRN, 8.58%, 06/01/2013	870,000	872,175	210,000	210,525	1,080,000	1,082,700
NXP Funding, LLC, 7.875%, 10/15/2014 Þ	0	0	45,000	44,662	45,000	44,662
Petroplus Finance, Ltd., 6.75%, 05/01/2014 144A Þ	710,000	670,950	215,000	203,175	925,000	874,125
Virgin Media Finance plc, 9.125%, 08/15/2016	2,380,000	2,308,600	550,000	533,500	2,930,000	2,842,100

		4,087,125		1,050,712		5,137,837

Diversified Financial Services 1.6%
FMG Finance Property, Ltd., 10.625%, 09/01/2016 144A	4,610,000	5,266,925	1,260,000	1,439,550	5,870,000	6,706,475
Preferred Term Securities XII, Ltd., FRN, 10.00%, 12/24/2033	720,000	512,150	0	0	720,000	512,150
Ship Finance International, Ltd., 8.50%, 12/15/2013 Þ	2,400,000	2,436,000	680,000	690,200	3,080,000	3,126,200

		8,215,075		2,129,750		10,344,825

INDUSTRIALS 1.2%
Road & Rail 1.2%
Kansas City Southern de Mexico:
7.375%, 06/01/2014 144A	2,815,000	2,677,769	860,000	818,075	3,675,000	3,495,844
9.375%, 05/01/2012	3,133,000	3,281,817	953,000	998,268	4,086,000	4,280,085

		5,959,586		1,816,343		7,775,929

INFORMATION TECHNOLOGY 1.2%
Communications Equipment 0.9%
Nortel Networks Corp., 10.125%, 07/15/2013 Þ	4,760,000	4,688,600	1,290,000	1,270,650	6,050,000	5,959,250

Semiconductors & Semiconductor Equipment 0.3%
Sensata Technologies, Inc., 8.00%, 05/01/2014	1,375,000	1,289,063	345,000	323,438	1,720,000	1,612,501

MATERIALS 2.7%
Metals & Mining 2.1%
Evraz Group SA:
8.875%, 04/24/2013 144A	630,000	641,025	160,000	162,800	790,000	803,825
9.50%, 04/24/2018 144A	2,005,000	2,055,015	515,000	527,847	2,520,000	2,582,862
Novelis, Inc., 7.25%, 02/15/2015	8,535,000	7,852,200	2,105,000	1,936,600	10,640,000	9,788,800

		10,548,240		2,627,247		13,175,487

Paper & Forest Products 0.6%
Abitibi Consolidated Company of Canada, 13.75%, 04/01/2011 144A	1,450,000	1,529,750	0	0	1,450,000	1,529,750
Corporacion Durango SAB de CV, 10.50%, 10/05/2017 144A Þ	2,295,000	1,732,725	540,000	407,700	2,835,000	2,140,425

		3,262,475		407,700		3,670,175

TELECOMMUNICATION SERVICES 1.3%
Wireless Telecommunication Services 1.3%
Inmarsat, plc, Sr. Disc. Note, Step Bond, 0.00%, 11/15/2012 †	1,270,000	1,258,888	420,000	416,325	1,690,000	1,675,213
Intelsat, Ltd.:
9.25%, 06/15/2016 Þ	1,290,000	1,307,738	365,000	370,019	1,655,000	1,677,757
11.25%, 06/15/2016	1,660,000	1,691,125	0	0	1,660,000	1,691,125
Vimpel Communications:
8.375%, 04/30/2013 144A	330,000	330,257	75,000	75,058	405,000	405,315
9.125%, 04/30/2018 144A	2,035,000	2,040,083	520,000	521,299	2,555,000	2,561,382

		6,628,091		1,382,701		8,010,792

Total Yankee Obligations-Corporate (cost $60,799,365, $15,237,954 and $76,037,319, respectively)		58,368,217		14,517,903		72,886,120

					Shares	Value
COMMON STOCKS 0.0%
INDUSTRIALS 0.0%
Airlines 0.0%
Delta Air Lines, Inc.	17,215	146,500	0	0	17,215	146,500

INFORMATION TECHNOLOGY 0.0%
Communications Equipment 0.0%
Cisco Systems, Inc. *	5,955	152,686	0	0	5,955	152,686

Electronic Equipment & Instruments 0.0%
Jabil Circuit, Inc.	14,321	155,813	0	0	14,321	155,813

Software 0.0%
Microsoft Corp.	4,400	125,488	0	0	4,400	125,488

MATERIALS 0.0%
Chemicals 0.0%
Tronox, Inc., Class A Þ	49,854	159,533	0	0	49,854	159,533

TELECOMMUNICATION SERVICES 0.0%
Wireless Telecommunication Services 0.0%
Sprint Nextel Corp.	21,636	172,871	0	0	21,636	172,871

Total Common Stocks (cost $1,192,645, $0 and $1,192,645, respectively)		912,891				912,891

PREFERRED STOCKS 0.5%
FINANCIALS 0.5%
Thrifts & Mortgage Finance 0.5%
Fannie Mae, Ser. S, 8.25%	68,420	1,713,237	21,490	538,109	89,910	2,251,346
Freddie Mac, Ser. Z, 8.375% Þ	29,805	763,008	9,130	233,728	38,935	996,736

Total Preferred Stocks (cost $2,463,218, $768,478 and $3,231,696, respectively)		2,476,245		771,837		3,248,082

WARRANTS 0.0%
CONSUMER DISCRETIONARY 0.0%
Media 0.0%
Metricom, Inc., Expiring 02/15/2010 * + # (cost $318,090, $0 and $318,090, respectively)	1,500	0	0	0	1,500	0

	Principal Amount	Value	Principal Amount	Value	Principal Amount	Value
CONVERTIBLE DEBENTURES 0.2%
CONSUMER DISCRETIONARY 0.2%
Media 0.2%
Sinclair Broadcast Group, Inc., 3.00%, 05/15/2027 (cost $1,176,525, $145,400 and $1,321,925, respectively)	$1,260,000	1,176,525	$160,000	149,400	$1,420,000	1,325,925

LOANS 3.9%
CONSUMER DISCRETIONARY 1.1%
Dana Holding Corp., FRN, 6.55%, 01/31/2015 <	285,000	274,745	75,000	72,302	360,000	347,047
Fontainebleau Resorts, LLC, FRN, 5.55%, 06/06/2014	585,000	493,319	140,000	118,059	725,000	611,378
Idearc, Inc., FRN, 4.80%, 11/17/2014 <	909,307	753,406	249,785	206,960	1,159,092	960,366
Metaldyne Corp., FRN:
7.06%, 01/11/2012 <	864,205	648,154	0	0	864,205	648,154
7.06%, 01/11/2014 <	1,380,774	1,039,184	0	0	1,380,774	1,039,184
Ion Media Networks, Inc., FRN, 6.05%, 01/15/2012 <	3,175,000	2,612,803	565,000	464,955	3,740,000	3,077,758

		5,821,611		862,276		6,683,887

ENERGY 0.1%
Saint Acquisition Corp., FRN, 2.80%, 06/05/2014	725,000	540,640	0	0	725,000	540,640

INDUSTRIALS 1.1%
Clarke American Corp., FRN, 5.30%, 02/28/2014	3,225,372	2,732,406	952,163	806,634	4,177,535	3,539,040
Neff Corp., FRN, 6.30%, 11/30/2014<	3,655,000	2,679,883	1,060,000	777,203	4,715,000	3,457,086

		5,412,289		1,583,837		6,996,126

INFORMATION TECHNOLOGY 0.0%
Freescale Semiconductor, Inc., FRN, 4.80%, 12/01/2013 <	272,942	235,958	64,369	55,647	337,311	291,605

MATERIALS 1.4%
Abitibi Consolidated Co. of Canada, FRN, 10.80%, 03/31/2009 <	2,324,731	2,299,485	0	0	2,324,731	2,299,485
Boise Paper Holdings, LLC, FRN, 5.55%, 02/15/2015	375,000	368,734	90,000	88,496	465,000	457,230
MacDermid, Inc., FRN, 5.05%, 04/15/2014	1,370,000	1,894,720	0	0	1,370,000	1,894,720
Wimar Co., FRN, 5.30%, 01/03/2012	3,800,000	3,599,474	915,000	866,715	4,715,000	4,466,189

		8,162,413		955,211		9,117,624

TELECOMMUNICATION SERVICES 0.2%
Telesat Canada, Inc., FRN, 5.80%, 09/01/2014	1,545,000	1,465,603	0	0	1,545,000	1,465,603

UTILITIES 0.0%
Energy Future Holdings Corp., FRN, 5.80%, 10/10/2014	1,739	1,661	2,213	2,114	3,952	3,775

Total Loans (cost $21,547,611, $3,490,294 and $25,037,905, respectively)		21,640,175		3,459,085		25,099,260

SHORT-TERM INVESTMENTS 11.6%
CORPORATE BONDS 0.8%
Commercial Banks 0.4%
First Tennessee Bank, FRN, 2.75%, 08/15/2008 ÞÞ	2,500,000	2,498,583	0	0	2,500,000	2,498,583

Insurance 0.4%
Metropolitan Life Global Funding, 2.87%, 08/21/2008 ÞÞ	2,750,000	2,748,873	0	0	2,750,000	2,748,873

	Shares	Value	Shares	Value	Shares	Value

MUTUAL FUND SHARES 10.8%
Evergreen Institutional Money Market Fund, Class I, 2.78% q ø ÞÞ	57,237,813	57,237,813	11,673,345	11,673,345	68,911,158	68,911,158

Total Short-Term Investments (cost $62,487,813, $11,673,345 and $74,161,158, respectively)		62,485,269		11,673,345		74,158,614

Total Investments 108.0% (cost $587,780,841, $125,986,195 and $713,767,036, respectively)		564,990,062		122,326,611		687,316,673
Other Assets and Liabilities (8.0%)		(41,538,031)		(9,633,162)		(51,171,193)

Net Assets 100.0%		$523,452,031		$112,693,449		$636,145,480

## Although a portion of the securities may be sold, it is not able to be determined at this time which securities will be sold.

Þ All or a portion of this security is on loan.

144A Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.

† Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition. The rate shown is the stated rate at the current period end.

** The rate shown is the stated rate at the current period end.

* Non-income producing security

+ Security is deemed illiquid.

# Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

< All or a portion of the position represents an unfunded loan commitment.

q Rate shown is the 7-day annualized yield at period end.

ø Evergreen Investment Management Company, LLC is the investment advisor to each Fund and the money market funds.

ÞÞ All or a portion of this security represents investment of cash collateral received from securities on loan.

At April 30, 2008, Evergreen High Income Fund had forward foreign currency exchange contracts outstanding as follows:

Forward Foreign Currency Exchange to Sell:

Exchange Date	Contracts to Deliver	U.S. Value at 4/30/2008	In Exchange for U.S. $	Unrealized Gain (Loss)

5/14/2008	756,000 EUR	$1,176,133	$1,099,110	($77,023)
5/14/2008	8,379 EUR	13,034	12,228	(806)
7/8/2008	404,800 EUR	628,159	633,933	5,774

At April 30, 2008, Evergreen High Income Fund had the following credit default swap contracts outstanding

Expiration	Counterparty	Reference Debt Obligation / Index	Notional Amount	Fixed Payments Received by the Fund	Frequency of Payments Received	Unrealized Gain (Loss)

12/20/2012	Goldman Sachs	Dow Jones CDX, North America Investment Grade Index	$2,265,000	3.75%	Quarterly	$5,894
12/20/2012	UBS	Dow Jones CDX, North America Investment Grade Index	1,525,000	3.75%	Quarterly	3,968
6/20/2013	Lehman Brothers	Centex Corp., 5.25%, 06/15/2015	740,000	5.12%	Quarterly	42,884
12/13/2049	Goldman Sachs	Markit CMBX North America AJ.3 Index	375,000	1.47%	Quarterly	39,114
12/13/2049	UBS	Markit CMBX North America AAA.3 Index	375,000	0.08%	Quarterly	41,948

Expiration	Counterparty	Reference Debt Obligation / Index	Notional Amount	Fixed Payments Made by the Fund	Frequency of Payments Made	Unrealized Gain (Loss)

12/20/2012	JPMorgan	Dow Jones CDX North America Investment Grade Index	$3,790,000	3.75%	Quarterly	$12,057
6/20/2013	Lehman Brothers	Pulte, Inc., 5.25%, 1/15/14	740,000	4.17%	Quarterly	(48,583)
6/20/2013	Bank of America	Dow Jones CDX North America Investment Grade Index	580,000	5.00%	Quarterly	(2,739)
6/20/2013	UBS	Dow Jones CDX North America Investment Grade Index	1,355,000	5.00%	Quarterly	(6,400)

At April 30, 2008, Evergreen Select High Yield Bond Fund had the following credit default swap contracts outstanding:

Expiration	Counterparty	Reference Debt Obligation / Index	Notional Amount	Fixed Payments Received by the Fund	Frequency of Payments Received	Unrealized Gain (Loss)

12/20/2012	Goldman Sachs	Dow Jones CDX, North America High Yield Index	$790,000	3.75%	Quarterly	($4,592)
12/20/2012	Lehman Brothers	Dow Jones CDX, North America High Yield Index	275,000	3.75%	Quarterly	(1,613)
6/20/2013	Lehman Brothers	Centex Corp., 5.25%, 06/15/2015	200,000	5.12%	Quarterly	11,590
12/13/2049	Goldman Sachs	Markit CMBX North America AJ.3 Index	95,000	1.47%	Quarterly	9,996
12/13/2049	UBS	Markit CMBX North America AAA.3 Index	115,000	0.08%	Quarterly	12,864

Expiration	Counterparty	Reference Debt Obligation / Index	Notional Amount	Fixed Payments Made by the Fund	Frequency of Payments Made	Unrealized Gain (Loss)

12/20/2012	JPMorgan	Dow Jones CDX, North America High Yield Index	$1,065,000	3.75%	Quarterly	$13,483
6/20/2013	Lehman Brothers	Pulte Corp., 5.25%, 1/15/2015	200,000	4.17%	Quarterly	(13,131)
6/20/2013	UBS	Dow Jones CDX, North America High Yield Index	295,000	5.00%	Quarterly	(1,393)

See Notes to Pro Forma Combining Financial Statements.

Evergreen High Income Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Statement of Assets and Liabilities
April 30, 2008

	Evergreen High Income Fund	Evergreen Select High Yield Bond Fund	Adjustments		Evergreen High Income Fund Pro Forma

Assets
Investments in securities, at value (cost $530,543,028, $114,312,850 and $644,855,878, respectively) including $54,009,717, $11,248,620 and $65,258,337, respectively, of securities loaned	$507,752,249	$110,653,266			618,405,515
Investments in affiliated money market fund, at value (cost $57,237,813, $11,673,345 and $68,911,158, respectively)	57,237,813	11,673,345			68,911,158

Total investments	564,990,062	122,326,611			687,316,673
Cash	2,232,781	0			2,232,781
Segregated cash	840,000	0			840,000
Foreign currency, at value ($10,170, $0 and $10,170, respectively)	9,968	0			9,968
Receivables for securities sold	12,435,315	4,660,532			17,095,847
Receivable for Fund shares sold	473,500	0			473,500
Interest receivable	12,367,021	2,576,192			14,943,213
Receivable for securities lending income	32,715	5,787			38,502
Premiums paid on credit default swap transactions	197,575	49,466			247,041
Unrealized gains on forward foreign currency exchange contracts	5,774	0			5,774
Unrealized gains on credit default swap transactions	145,865	47,933			193,798
Prepaid expenses and other assets	134,551	23,018			157,569

Total assets	593,865,127	129,689,539			723,554,666

Liabilities
Dividends payable	1,333,820	516,249			1,850,069
Payable for securities purchased	11,746,429	2,124,659			13,871,088
Payable for Fund shares redeemed	988,085	612,297			1,600,382
Unrealized losses on credit default swap transactions	57,722	20,729			78,451
Unrealized losses on forward foreign currency exchange contracts	77,829	0			77,829
Premiums received on credit default swap transactions	361,875	91,270			453,145
Payable for securities on loan	55,723,220	11,673,345			67,396,565
Due to custodian bank	0	1,926,134			1,926,134
Advisory fee payable	7,079	1,542			8,621
Distribution Plan expenses payable	8,007	94			8,101
Due to other related parties	1,806	364			2,170
Accrued expenses and other liabilities	107,224	29,407			136,631

Total liabilities	70,413,096	16,996,090			87,409,186

Net assets	$523,452,031	$112,693,449			$636,145,480

Net assets represented by
Paid-in capital	$675,685,644	$192,222,485			867,908,129
Overdistributed net investment income	(137,343)	(409,937)			(547,280)
Accumulated net realized losses on investments	(129,321,381)	(75,486,719)			(204,808,100)
Net unrealized losses on investments	(22,774,889)	(3,632,380)			(26,407,269)

Total net assets	$523,452,031	$112,693,449			$636,145,480

Class A Shares
Net assets	$270,757,652		$13,754,455	(a)	284,512,107
Shares of beneficial interest outstanding (unlimited number of shares authorized)	86,551,729		4,396,762	(a)	90,948,491
Net asset value	$3.13				$3.13
Maximum offering price (based on sales charge of 4.75% and 4.75%, respectively)	$3.29				$3.29

Class B Shares
Net assets	$108,327,434				108,327,434
Shares of beneficial interest outstanding (unlimited number of shares authorized)	34,628,983				34,628,983
Net asset value	$3.13				$3.13

Class C Shares
Net assets	$118,638,384				118,638,384
Shares of beneficial interest outstanding (unlimited number of shares authorized)	37,924,656				37,924,656
Net asset value	$3.13				$3.13

Class I Shares
Net assets	$25,728,561	$98,938,994			124,667,555
Shares of beneficial interest outstanding (unlimited number of shares authorized)	8,224,745	11,349,477	20,278,633	(b)	39,852,855
Net asset value	$3.13	$8.72			$3.13

Class IS Shares
Net assets		$13,754,455	($13,754,455	) (a)
Shares of beneficial interest outstanding (unlimited number of shares authorized)		1,577,809	(1,577,809	) (a)
Net asset value		$8.72

(a)	Reflects the merger of Class IS shares of target fund into Class A shares of the surviving fund.

(b)	Reflects the impact of converting shares of the target fund into shares of the surviving fund.

See Notes to Pro Forma Combining Financial Statements.

Evergreen High Income Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Statement of Operations
For the twelve months ended April 30, 2008

	Evergreen High Income Fund	Evergreen Select High Yield Bond Fund	Adjustments		Evergreen High Income Fund Pro Forma

Investment income
Interest	$51,070,852	$11,368,008			$62,438,860
Dividends	131,665	31,191			162,856
Securities lending income	89,289	8,917			98,206
Income from affiliate	806,978	97,011			903,989
Other	0	611,013			611,013

Total investment income	52,098,784	12,116,140	0		64,214,924

Expenses
Advisory fee	2,726,891	717,102	(234,096	) (a) (c)	3,209,897
Distribution Plan expenses
Class A	863,727	0	(98,993	) (b)	764,734
Class B	1,269,446	0			1,269,446
Class C	1,357,713	0			1,357,713
Class IS	0	35,902	(35,902	) (c)	0
Administrative services fee	584,506	142,804			727,310
Transfer agent fees	1,081,492	23,615			1,105,107
Trustees’ fees and expenses	13,781	24,982			38,763
Printing and postage expenses	83,645	25,135	(7,180	) (d)	101,600
Custodian and accounting fees	187,149	71,391			258,540
Registration and filing fees	67,293	31,768	(29,235	) (e)	69,826
Professional fees	53,000	31,030	(25,900	) (e)	58,130
Interest expense	0	23,189			23,189
Other	17,141	5,417			22,558

Total expenses	8,305,784	1,132,335	(431,306)		9,006,813
Less: Expense reductions	(56,703)	(9,119)			(65,822)
Expense reimbursements	(134,895)	0	134,895	(f)	0

Net expenses	8,114,186	1,123,216	(296,411)		8,940,991

Net investment income	43,984,598	10,992,924	296,411		55,273,933

Net realized and unrealized gains or losses on investments
Net realized losses on:
Securities	(5,360,974)	(3,976,898)			(9,337,872)
Credit default swap transactions	(69,538)	(21,709)			(91,247)
Foreign currency related transactions	(192)	0			(192)

Net realized losses on investments	(5,430,704)	(3,998,607)	0		(9,429,311)
Net change in unrealized gains or losses on investments	(48,995,205)	(7,607,864)			(56,603,069)

Net realized and unrealized gains or losses on investments	(54,425,909)	(11,606,471)	0		(66,032,380)

Net decrease in net assets resulting from operations	($10,441,311)	($613,547)	$296,411		($10,758,447)

(a)	Reflects a decrease based on the surviving fund’s fee schedule and the average net assets of the combined fund.

(b)	Reflects a decrease based on the combined asset level of the surviving fund and the impact of the Board approved 12b-1 fee rate reductions for the full twelve month period.

(c)	Reflects an adjustment for Class IS shares of target fund becoming Class A shares as a result of the merger.

(d)	Reflects an decrease based on the combined asset level and the combined number of shareholder accounts of the surviving fund.

(e)	Reflects a savings resulting from the elimination of duplicate fees of the individual funds.

(f)	Reflects an adjustment to fee waivers and expense reimbursements which are not necessary for the surviving fund.

See Notes to Pro Forma Combining Financial Statements.

Evergreen High Income Fund
Notes to Pro Forma Combining Financial Statements (Unaudited)
April 30, 2008

1.	Basis of Combination

The Pro Forma Combining Statement of Assets and Liabilities, including the Pro Forma Schedule of Investments and the related Pro Forma Combining Statement of Operations (“Pro Forma Statements”), reflect the accounts of Evergreen High Income Fund (“High Income Fund”) and Evergreen Select High Yield Bond Fund (“Select High Yield Fund”) at April 30, 2008 and for the period then ended.

The Pro Forma Statements give effect to the proposed Agreement and Plan of Reorganization (the “Reorganization”) to be submitted to shareholders of Select High Yield Fund. The Reorganization provides for the acquisition of all the assets and all the liabilities of Select High Yield Fund by High Income Fund, in a tax-free exchange for Class A and Class I shares of High Income Fund. Thereafter, there will be a distribution of Class A and Class I shares of High Income Fund to the Class IS and Class I shareholders of Select High Yield Fund, respectively, in liquidation and subsequent termination thereof. As a result of the Reorganization, the Class I and Class IS shareholders of Select High Yield Fund will become the owners of that number of full and fractional Class I and Class A shares of High Income Fund, respectively, having an aggregate net asset value equal to the aggregate net asset value of their respective shares in Select High Yield Fund as of the close of business immediately prior to the date that their shares are exchanged for the respective Class I and Class A shares of High Income Fund.

The Pro Forma Statements reflect the operational expenses of each Fund as though the Reorganization occurred at the beginning of the period presented.

The information contained herein is based on the experience of each Fund for the period then ended and is designed to permit shareholders of the consolidating mutual funds to evaluate the financial effect of the proposed Reorganization. The expenses of Select High Yield Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by Evergreen Investment Management Company, LLC (“EIMC”) or one of its affiliates. In connection with the Reorganization, a portion of the securities held by Select High Yield Fund may be disposed of both before and after the Reorganization. This could result in additional portfolio transaction costs to both Funds and increased taxable distributions to shareholders of both Funds. As of April 30, 2008, securities held by Select High Yield Fund would comply with the compliance guidelines and investment restrictions of High Income Fund.

After the Reorganization, High Income Fund will be the accounting and performance survivor.

The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund incorporated by reference in the Statement of Additional Information.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that effect amounts reported herein. Actual results could differ from these estimates.

a.	Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b.	Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

c.	Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

d.	When-issued and delayed delivery transactions

The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

e.	Loans

The Fund may purchase loans through an agent, by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. Loans are purchased on a when-issued or delayed delivery basis. Interest income is accrued based on the terms of the securities. Fees earned on loan purchasing activities are recorded as income when earned. Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

f.	Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

g.	Credit default swaps

The Fund may enter into credit default swap contracts. Credit default swaps involve an exchange of a stream of payments for protection against the loss in value of an underlying security or index in the event of default or bankruptcy. Under the terms of the swap, one party acts as a guarantor and receives a periodic stream of payments that is a fixed percentage applied to a notional principal amount over the term of the swap. In return, the guarantor agrees to purchase the notional amount of the underlying instrument or index, at par, if a credit event occurs during the term of the swap. The Fund may enter into credit default swaps as either the guarantor or the counterparty.

Any premiums paid or received on the transactions are recorded as an asset or liability on the Statement of Assets and Liabilities and amortized. The value of the swap contract is marked-to-market daily based on quotations from an independent pricing service or market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. In addition, payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses. The Fund could be exposed to risks if the guarantor defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index.

h.	Securities transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date

i.	Federal taxes

The Funds qualified as regulated investment companies and distributed all of their taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

High Income Fund, after giving effect to the Reorganization, intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

High Income Fund’s ability to carryforward and use pre-Reorganization capital losses of either Fund may be limited. As of May 19, 2008, Select High Yield Fund and High Income Fund had capital loss carryforwards of approximately $76.0 and $144.2 million, respectively. The capital loss carryforwards represented 67.5% of Select High Yield Fund’s net assets and 27.6% of High Income Fund’s net assets. If the Reorganization had occurred on May 19, 2008, the combined fund would have a total capital loss carryforward equal to approximately 34.6% of its net assets.

j.	Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3.	Shares of Beneficial Interest

As a result of the Reorganization, High Income Fund would acquire the net assets of Select High Yield Fund in a tax-free exchange for Class A and Class I shares of High Income Fund. The Pro Forma net asset values per share assume the issuance of 4,396,762 Class A and 31,628,110 Class I shares of High Income Fund which would have been issued at April 30, 2008 in connection with the proposed Reorganization. The issuance of these shares to shareholders of Select High Yield Fund would have resulted in 90,948,491 shares of Class A, 34,628,983 shares of Class B, 37,924,656 shares of Class C and 39,852,855 shares of Class I in the Pro Forma combined fund at April 30, 2008.

Class I and Class IS shareholders of Select High Yield Fund would receive Class I and Class A shares, respectively, of High Income Fund based on conversion ratios determined on April 30, 2008. The conversion ratios are calculated by dividing the net asset value per share of Class I and Class IS of Select High Yield Fund by the net asset value per share of Class I and Class A, respectively, of High Income Fund.

4.	Pro Forma Operations

The Pro Forma Combining Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund’s gross investment income. Pro Forma operating expenses include the actual expenses of the Funds, adjusted to reflect the expected expenses of the combined entity. The combined pro forma expenses were calculated by determining the expense rates based on the combined average net assets of the two funds and applying those rates to the average net assets of High Income Fund for the twelve months ended April 30, 2008 and to the average net assets of Select High Yield Fund for the twelve months ended April 30, 2008. The adjustments reflect those amounts needed to adjust the combined expenses to these rates.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses.  These waivers and/or reimbursements, if any, are reflected for each Fund for the twelve months ended April 30, 2008.  The combined pro forma expenses reflect any adjustments necessary to limit operating expenses for the Pro Forma combined fund.

5.	Expense Reductions

Through expense offset arrangements with the custodian and Evergreen Service Company, LLC, the Funds' the transfer and dividend disbursing agent, a portion of fund expenses has been reduced.

6.	Financing Agreement

The Fund and certain other Evergreen funds share in an unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee on the unused balance, which is allocated pro rata. The credit facility is for $100 million with an annual commitment fee of 0.08%.

7.	Regulatory Matters and Legal Proceedings

Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, Evergreen Investment Services, Inc., Evergreen Service Company, LLC (collectively, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and have paid approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

EVERGREEN FIXED INCOME TRUST

FORM OF PROXY CARD

PROXY

EVERGREEN SELECT HIGH YIELD BOND FUND

A series of Evergreen Select Fixed Income Trust

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 12, 2008

The undersigned, revoking all Proxies heretofore given, hereby appoints Sally E. Ganem, Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett, Brian J. Montana, Kevin J. Ouellette and Maureen E. Towle or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of Evergreen Select High Yield Bond Fund (“Select High Yield Bond Fund”), a series of Evergreen Select Fixed Income Trust, that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, of Select High Yield Bond Fund to be held at 10:30 a.m., Eastern time, on September 12, 2008, at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034, as fully as the undersigned would be entitled to vote if personally present.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and the accompanying Prospectus/Proxy Statement, the terms of each of which are incorporated by reference.

THE BOARD OF TRUSTEES RECOMMENDs A VOTE “FOR” THE PROPOSAL.

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

Signature(s) and Title(s), if applicable                                                  Date

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

▲  FOLD HERE  ▲

Three simple methods to vote your proxy:

Internet:

Log on to www.myproxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number and check digit found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free [____________] and follow the automated instructions. Please have this proxy card available at the time of the call.
Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAGID:                                                                                                                                                                                   CUSIP:

                                                                                                                                                                                                  PROXY

EVERGREEN SELECT HIGH YIELD BOND FUND

A series of Evergreen Select Fixed Income Trust

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EVERGREEN SELECT FIXED INCOME TRUST. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR PROPOSAL 1 IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF EVERGREEN SELECT FIXED INCOME TRUST RECOMMENDS A VOTE FOR PROPOSAL 1. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PROXIES NAMED WILL BE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH MATTERS.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK.  DO NOT USE RED INK.

	FOR	AGAINST	ABSTAIN

1. To approve the Agreement and Plan of Reorganization (the “Plan”) dated as of June 27, 2008, providing for the acquisition of all the assets of Evergreen Select High Yield Bond Fund (“Select High Yield Bond Fund”), a series of Evergreen Select Fixed Income Trust, by Evergreen High Income Fund (“High Income Fund”), a series of Evergreen Fixed Income Trust, in exchange for shares of High Income Fund and the assumption by High Income Fund of all of the liabilities of Select High Yield Bond Fund.  The Plan also provides for the distribution of those shares of High Income Fund to shareholders of Select High Yield Bond Fund in liquidation and subsequent termination of Select High Yield Bond Fund.

2. To consider and vote upon such other matters as may properly come before said meeting or any adjournment or postponements thereof.

EVERGREEN FIXED INCOME TRUST

PART C

Item 15.  Indemnification.

     Insofar as indemnification for liability arising under the Securities as of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnifications is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director,  officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by  controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. The response to this item is incorporated by reference to the sub-caption "Liability and Indemnification of Trustees" under the caption "Information on Shareholders' Rights" in Part A of this Registration Statement.

Item 16.Exhibits:

1.  Amended and Restated Declaration of Trust. Incorporated by reference to Evergreen Fixed Income Trust's Post-Effective Amendment No. 38 filed on August 28, 2007, Registration No. 333-37433.

2.  Amended and Restated Bylaws. Incorporated by reference to Evergreen Fixed Income Trust's Post-Effective Amendment No. 14 filed on August 27, 2001, Registration No. 333-37433.

3.  Not applicable.

4.  Agreement and Plan of Reorganization. Included herewith as Exhibit A to the Prospectus/Proxy Statement in Part A of this Registration Statement.

5.  Declaration of Trust of Evergreen Fixed Income Trust Articles II., III.6(c), IV.(3), IV.(8), V., VI., VII., and VIII. and ByLaws Articles II., III., and VIII., included as part of Exhibits 1 and 2 of this Registration Statement.

6.  Investment Advisory and Management Agreement between Evergreen Investment Management Company, LLC and Evergreen Fixed Income Trust. Incorporated by reference to Evergreen Fixed Income Trust's Post-Effective Amendment No. 38 filed on August 28, 2007, Registration No. 333-37433.

7.(a)  Class A, B, C and I Principal Underwriting Agreement between Evergreen Investment Services, Inc. and Evergreen Fixed Income Trust. Incorporated by reference to Evergreen Fixed Income Trust's Post-Effective Amendment No. 38 filed on August 28, 2007, Registration No. 333-37433.

7.(b)  Dealer Agreement and Amendment to Dealer Agreement used by Evergreen Investment Services, Inc. Incorporated by reference to Evergreen Fixed Income Trust's Post-Effective Amendment No. 29 filed on August 28, 2004, Registration No. 333-37433.

8.  Deferred Compensation Plan. Incorporated by reference to Evergreen Fixed Income Trust's Post-Effective Amendment No. 39 filed on October 26, 2007, Registration No. 333-37433.

9.(a)  Custodian Agreement between State Street Bank and Trust Company and Evergreen Fixed Income Trust. Incorporated by reference to Evergreen Fixed Income Trust's Post-Effective Amendment No. 3 filed on August 31, 1998, Registration No. 333-37433.

9.(b)  Amended Pricing Schedule to Custodian Agreement between Registrant and State Street Bank and Trust Company. Incorporated by reference to Registrant’s Post-Effective Amendment No. 38 Filed on August 28, 2007, Registration No. 333-37433.

9.(c)  Amendment dated January 19, 2006 to Custodian Agreement between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Registrant’s Post-Effective Amendment No. 38 Filed on August 28, 2007, Registration No. 333-37433.

9.(d)  Amendment dated December 7, 2006 to Custodian Agreement between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Registrant’s Post-Effective Amendment No. 38 Filed on August 28, 2007, Registration No. 333-37433.

9.(e)  Amendment dated July 6, 2000 to Custodian Agreement between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Registrant’s Post-Effective Amendment No. 38 Filed on August 28, 2007, Registration No. 333-37433.

9.(f)  Amendment dated June 29, 2001 to Custodian Agreement between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Registrant’s Post-Effective Amendment No. 38 Filed on August 28, 2007, Registration No. 333-37433.

10.(a)  Rule 12b-1 Distribution Plans for Classes A, B and C. Incorporated by reference to Evergreen Fixed Income Trust's Post-Effective Amendment No. 27 filed on August 25, 2003, Registration No. 333-37433.

10.(b)  Multiple Class Plan. Incorporated by reference to Evergreen Fixed Income Trust's Post-Effective Amendment No. 28 filed on October 28, 2003, Registration No. 333-37433.

11.  Opinion and Consent of Richards, Layton & Finger P.A. Incorporated by reference to Registrant’s Registration Statement on Form N-14 Filed on June 30, 2008, Registration No. 333-37433.

12.  Tax Opinion and Consent of Ropes & Gray LLP. To be filed by Amendment.

13.  Not applicable.

14.(a)  Consent of KPMG LLP. Incorporated by reference to Registrant’s Registration Statement on Form N-14 Filed on June 30, 2008, Registration No. 333-37433.

14.(b)  Consent of Ropes & Gray LLP. Incorporated by reference to Registrant’s Registration Statement on Form N-14 Filed on June 30, 2008, Registration No. 333-37433.

15.  Not applicable.

16.  Powers of Attorney. Incorporated by reference to Registrant’s Registration Statement on Form N-14 Filed on June 30, 2008, Registration No. 333-37433.

17.  Not applicable.

Item 17.Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 8th day of July 2008.

EVERGREEN FIXED INCOME TRUST
By: /s/ Michael H. Koonce
Name: Michael H. Koonce
Title: Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 8th day of July 2008.

/s/ Dennis H. Ferro	/s/ Michael H. Koonce	/s/ Kasey Phillips
Dennis H. Ferro*	Michael H. Koonce*	Kasey Phillips*
President	Secretary	Treasurer
(Chief Executive Officer) (Chief Investment Officer)		(Principal Financial and Accounting Officer)

/s/ Charles A. Austin, III	/s/K. Dun Gifford	/s/ William Walt Pettit
Charles A. Austin III*	K. Dun Gifford*	William Walt Pettit*
Trustee	Trustee	Trustee

/s/ Gerald M. McDonnell	/s/ Russell A. Salton, III MD	/s/ Richard K. Wagoner
Gerald M. McDonnell*	Russell A. Salton, III MD*	Richard K. Wagoner*
Trustee	Trustee	Trustee

/s/ Michael S. Scofield	/s/ David M. Richardson	/s/ Leroy Keith, Jr.
Michael S. Scofield*	David M. Richardson*	Leroy Keith, Jr.*
Chairman of the Board	Trustee	Trustee
and Trustee

/s/ Richard J. Shima	/s/ Patricia A. Norris	/s/ Carol A. Kosel
Richard J. Shima*	Patricia A. Norris*	Carol A. Kosel
Trustee	Trustee	Trustee

*By: /s/ Maureen E. Towle
Maureen E. Towle
Attorney-in-Fact

* Maureen E. Towle, by signing her name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons.

INDEX TO EXHIBITS

EXHIBIT NO.             EXHIBIT